EXHIBIT 10

                                CREDIT AGREEMENT


                           Dated as of April 11, 1996

                                      among


                          SIERRA HEALTH SERVICES, INC.,
                                  as Borrower,


                         BANK OF AMERICA NATIONAL TRUST
                            AND SAVINGS ASSOCIATION,
                                    as Agent
                                       and
                                  Issuing Bank


                                       and


                  THE OTHER FINANCIAL INSTITUTIONS PARTY HERETO

                                TABLE OF CONTENTS

Section                                                                   Page

                                    ARTICLE I
                         DEFINITIONS.........................................1

  1.01  Certain Defined Terms................................................1
  1.02  Other Interpretive Provisions.......................................22
  1.03  Accounting Principles...............................................23

                                   ARTICLE II
                         THE CREDITS........................................24
  2.01  Amounts and Terms of Commitments....................................24
  2.02  Loan Accounts.......................................................24
  2.03  Procedure for Borrowing.............................................24
  2.04  Conversion and Continuation Elections...............................25
  2.05  Voluntary Termination or Reduction of
        Commitments.........................................................27
  2.06  Optional Prepayments................................................27
  2.07  Mandatory Prepayments of Loans;
        Mandatory Commitment Reductions.....................................27
  2.08  Repayment...........................................................28
  2.09  Interest............................................................28
  2.10  Fees   .............................................................29
               (a)     Agency Fee...........................................29
               (b)     Commitment Fees......................................29
  2.11  Computation of Fees and Interest....................................30
  2.12  Payments by the Company.............................................30
  2.13  Payments by the Banks to the Agent..................................31
  2.14  Sharing of Payments, Etc............................................32
  2.15  Security............................................................32
  2.16  Extension of Revolving
        Termination Date....................................................32

                                   ARTICLE III
                         THE LETTERS OF CREDIT..............................33
  3.01  The Letter of Credit Subfacility....................................33
  3.02  Issuance, Amendment and Renewal
        of Letters of Credit................................................34
  3.03  Risk Participations, Drawings and
        Reimbursements......................................................36
  3.04  Repayment of Participations.........................................38
  3.05  Role of the Issuing Bank............................................39
  3.06  Obligations Absolute................................................39
  3.07  Cash Collateral Pledge..............................................41
  3.08  Letter of Credit Fees...............................................41
  3.09  Uniform Customs and Practice........................................42

                                   ARTICLE IV
                         TAXES, YIELD PROTECTION AND ILLEGALITY.............42
  4.01  Taxes  .............................................................42

Section                                                                   Page


  4.02  Illegality..........................................................43
  4.03  Increased Costs and Reduction of Return.............................44
  4.04  Funding Losses......................................................44
  4.05  Inability to Determine Rates........................................45
  4.06  Certificates of Banks...............................................46
  4.07  Survival............................................................46

                                    ARTICLE V
                         CONDITIONS PRECEDENT...............................46
  5.01  Conditions of Initial Credit Extensions.............................46
               (a)     Credit Agreement and Notes...........................46
               (b)     Resolutions; Incumbency..............................46
               (c)     Organization Documents; Good Standing................46
               (d)     Legal Opinions.......................................47
               (e)     Payment of Fees......................................47
               (f)     Certificate..........................................47
               (g)     Collateral Documents.................................47
               (h)     Regulatory Compliance................................48
               (i)     Other Documents......................................48
  5.02  Conditions to All Credit Extensions.................................48
               (a)     Notice, Application..................................49
               (b)     Continuation of Representations
              and Warranties................................................49
               (c)     No Existing Default..................................49

                                   ARTICLE VI
                         REPRESENTATIONS AND WARRANTIES.....................49
  6.01  Corporate Existence and Power.......................................49
  6.02  Corporate Authorization; No Contravention...........................50
  6.03  Authorization, Approval, etc........................................50
  6.04  Binding Effect......................................................51
  6.05  Litigation..........................................................51
  6.06  No Default..........................................................51
  6.07  Compliance with Laws and ERISA......................................51
  6.08  Use of Proceeds; Margin Regulations.................................52
  6.09  Title to Property and Collateral; No Liens..........................52
  6.10  As to Pledged Shares................................................53
  6.11  Taxes  .............................................................53
  6.12  Financial Condition.................................................53
  6.13  Environmental Matters...............................................54
  6.14  Collateral Documents................................................54
  6.15  Regulated Entities..................................................54
  6.16  No Burdensome Restrictions..........................................54
  6.17  Copyrights, Patents, Trademarks
        and Licenses, etc...................................................54
  6.18  Subsidiaries........................................................55
  6.19  Insurance...........................................................55
  6.20  Swap Obligations....................................................55
  6.21  Full Disclosure.....................................................55

Section                                                                   Page


  6.22  Business Activity...................................................56
  6.23  Licensing, Etc......................................................56

                                   ARTICLE VII
                         AFFIRMATIVE COVENANTS..............................56
  7.01  Financial Statements................................................56
  7.02  Certificates; Other Information.....................................57
  7.03  Notices.............................................................58
  7.04  Preservation of Corporate Existence, Etc............................59
  7.05  Maintenance of Property.............................................60
  7.06  Insurance...........................................................60
  7.07  Payment of Obligations..............................................60
  7.08  Compliance with Laws................................................61
  7.09  Compliance with ERISA...............................................61
  7.10  Inspection of Property and
        Books and Records...................................................61
  7.11  Environmental Laws..................................................61
  7.12  Use of Proceeds.....................................................61
  7.13  Further Assurances..................................................61
  7.14  Dividends of Subsidiaries During Default............................62
  7.15  Acquisitions........................................................62

                                  ARTICLE VIII
                         NEGATIVE COVENANTS.................................63
  8.01  Limitation on Liens.................................................63
  8.02  Disposition of Assets...............................................65
  8.03  Consolidations and Mergers..........................................65
  8.04  Loans and Investments...............................................66
  8.05  Limitation on Indebtedness..........................................66
  8.06  Transactions with Affiliates........................................67
  8.07  Use of Proceeds.....................................................67
  8.08  Contingent Obligations..............................................68
  8.09  Lease Obligations...................................................68
  8.10  Restricted Payments.................................................68
  8.11  ERISA  .............................................................69
  8.12  Change in Business..................................................69
  8.13  Accounting Changes..................................................69
  8.14  Financial Covenants.................................................69
  8.15  Limitation on Payment Restrictions
        Affecting Subsidiaries..............................................70
  8.16  Pledged Shares......................................................70

                                   ARTICLE IX
                         EVENTS OF DEFAULT..................................70
  9.01  Event of Default....................................................70
               (a)     Non Payment..........................................70
               (b)     Representation or Warranty...........................70
               (c)     Specific Defaults....................................71
               (d)     Other Defaults.......................................71

Section                                                                   Page


               (e)     Cross Default........................................71
               (f)     Insolvency; Voluntary Proceedings....................71
               (g)     Involuntary Proceedings..............................71
               (h)     ERISA................................................72
               (i)     Monetary Judgments...................................72
               (j)     Non Monetary Judgments...............................72
               (k)     Change of Control....................................72
               (l)     Loss of Licenses.....................................72
               (m)     HMO Event............................................73
               (n)     Prospective Premium Default..........................73
               (o)     Adverse Change.......................................73
               (p)     Invalidity of Subordination
              Provisions....................................................73
  9.02  Remedies............................................................73
  9.03  Rights Not Exclusive................................................74

                                    ARTICLE X
                         THE AGENT..........................................74
  10.01  Appointment and Authorization; "Agent".............................74
  10.02  Delegation of Duties...............................................75
  10.03  Liability of Agent.................................................75
  10.04  Reliance by Agent..................................................76
  10.05  Notice of Default..................................................76
  10.06  Credit Decision....................................................76
  10.07  Indemnification of Agent...........................................77
  10.08  Agent in Individual Capacity.......................................77
  10.09  Successor Agent....................................................78
  10.10  Withholding Tax....................................................78

                                   ARTICLE XI
                         MISCELLANEOUS......................................80
  11.01  Amendments and Waivers.............................................80
  11.02  Notices............................................................81
  11.03  No Waiver; Cumulative Remedies.....................................82
  11.04  Costs and Expenses.................................................82
  11.05  Company Indemnification............................................82
  11.06  Payments Set Aside.................................................83
  11.07  Successors and Assigns.............................................83
  11.08  Assignments, Participations, etc...................................84
  11.09  Set-off............................................................85
  11.10  Automatic Debits of Fees...........................................86
  11.11  Notification of Addresses,
         Lending Offices, Etc...............................................86
  11.12  Counterparts.......................................................86
  11.13  Severability.......................................................86
  11.14  No Third Parties Benefited.........................................86
  11.15  Governing Law and Jurisdiction.....................................86
  11.16  Waiver of Jury Trial...............................................87
  11.17  Entire Agreement...................................................88

    SCHEDULES

    Schedule 2.01                      Commitments
    Schedule 5.01(g)                   Excluded Subsidiaries
    Schedule 6.03                      Required Approvals
    Schedule 6.05                      Litigation
    Schedule 6.12                      Permitted Liabilities
    Schedule 6.13                      Environmental Matters
    Schedule 6.18                      Subsidiaries and Minority Interests
    Schedule 6.19                      Insurance Matters
    Schedule 8.01                      Permitted Liens
    Schedule 8.05                      Permitted Indebtedness
    Schedule 8.08                      Contingent Obligations
    Schedule 11.02                     Lending Offices; Addresses for Notices


    EXHIBITS

    Exhibit A                 Form of Notice of Borrowing
    Exhibit B                 Form of Notice of Conversion/Continuation
    Exhibit C                 Form of Compliance Certificate
    Exhibit D                 Form of Legal Opinion of Company's Counsel
    Exhibit E                 Form of Assignment and Acceptance
    Exhibit F                 Form of Promissory Note
    Exhibit G                 Form of Pledge Agreement

                                CREDIT AGREEMENT


         This CREDIT AGREEMENT is entered into as of April 11, 1996, among SIERRA HEALTH SERVICES, INC., a Nevada corporation (the "Company"), the several financial institutions from time to time party to this Agreement (collectively, the "Banks"; individually, a "Bank"), and Bank of America National Trust and Savings Association, as Issuing Bank and as Agent for the Banks.

         WHEREAS, the Banks have agreed to make available to the Company a revolving credit facility with letter of credit subfacility upon the terms and conditions set forth in this Agreement;

         NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties agree as follows:


                                    ARTICLE I
                                   DEFINITIONS

         1.01 Certain Defined Terms. The following terms have the following meanings:

         "Acquisition" means any transaction or series of related transactions for the purpose of or resulting, directly or indirectly, in (a) the acquisition of all or substantially all of the assets of a Person, or of any business or division of a Person, (b) the acquisition of in excess of 50% of the capital stock, partnership interests, membership interests or equity of any Person, or otherwise causing any Person to become a Subsidiary, or (c) a merger or consolidation or any other combination with another Person (other than a Person that is a Subsidiary) provided that the Company or the Subsidiary is the surviving entity.

         "Actual Knowledge" shall mean, as to any matter with respect to any Person, the actual knowledge of such matter by a Responsible Officer of such Person, it being understood in any event that "actual knowledge" shall be deemed to exist upon receipt of a notice of such matter by a Responsible Officer.

         "Affiliate" means, as to any Person, any other Person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. A Person shall be deemed to control another Person if the controlling Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of the other Person, whether through the ownership of voting securities, membership interests, by contract, or otherwise.

         "Agent" means BofA in its capacity as agent for the Banks hereunder, and any successor agent arising under Section 10.09.

         "Agent Related Persons" means BofA and any successor agent arising under Section 10.09 and any successor letter of credit issuing bank hereunder, together with their respective Affiliates, and the officers, directors, employees, agents and attorneys-in-fact of such Persons and Affiliates.

         "Agent's  Payment  Office"  means the address for payments set forth on
Schedule 11.02 or such other address as the Agent may from time to time specify.

         "Agreement" means this Credit Agreement.

         "Applicable Regulatory Requirements" refers to any requisite filing or approval requirements of any state insurance regulatory authorities having jurisdiction over any of the Subsidiaries that must be satisfied or obtained by the Agent or the Lender Parties as a condition to exercising or transferring direct or indirect voting or other control over such Subsidiaries or transferring or otherwise disposing of the Pledged Shares, Pledged Property or Collateral with respect to such Subsidiaries.

         "Applicable Spread" means the rates per annum set forth below opposite the Company's Leverage Ratio; provided, that with respect to Base Rate Loans the Applicable Spread shall mean 0.0%:

Leverage Ratio                                       LIBOR Spread

Less than 1.0                                        0.275%
1.0 through 1.49                                     0.325%
1.5 through 1.99                                     0.425%
2.0 or greater                                       0.650%

The Applicable Spread shall be based on the Leverage Ratio as set forth in the most recent Compliance Certificate, and shall be effective from and including the date the Agent receives such Compliance Certificate to but excluding the date on which the Agent receives the next Compliance Certificate; provided, however, that if the Agent does not receive a Compliance Certificate by the date required by Section 7.02(b), the Applicable Spread shall, effective as of such date, be the highest Applicable Spread to but excluding the date the Agent receives such Compliance Certificate. Subject to the foregoing proviso, until the delivery of the first Compliance Certificate after the Closing Date, the Applicable Spread shall be 0.325%.

         "Assignee" has the meaning specified in subsection 11.08(a).

         "Attorney   Costs"  means  and  includes   all   reasonable   fees  and
disbursements of any law firm or other external counsel, the allocated reasonable cost of internal legal services and all disbursements of internal counsel.

         "Bank" has the meaning specified in the introductory clause hereto. References to the "Banks" shall include BofA, including in its capacity as Issuing Bank; for purposes of clarification only, to the extent that BofA may have any rights or obligations in addition to those of the Banks due to its status as Issuing Bank, its status as such will be specifically referenced.

         "Bankruptcy Code" means the Federal Bankruptcy Reform Act of 1978 (11 U.S.C. ss.101, et seq.).

         "Base Rate" means, for any day, the higher of: (a) 0.50% per annum above the latest Federal Funds Rate; and (b) the rate of interest in effect for such day as publicly announced from time to time by BofA in San Francisco, California, as its "reference rate." (The "reference rate" is a rate set by BofA based upon various factors including BofA's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate.)

                  Any change in the reference rate announced by BofA shall take effect at the opening of business on the day specified in the public announcement of such change.

         "Base Rate Loan" means a Revolving Loan, or an L/C Advance, that bears interest based on the Base Rate.

         "BofA" means Bank of America National Trust and Savings Association, a national banking association.

         "Borrowing" means a borrowing hereunder consisting of Revolving Loans of the same Type made to the Company on the same day by the Banks under Article II, and, other than in the case of Base Rate Loans, having the same Interest Period.

         "Borrowing  Date"  means  any date on which a  Borrowing  occurs  under
Section 2.03.

         "Business Day" means any day other than a Saturday, Sunday or other day on which commercial banks in San Francisco are authorized or required by law to close and, if the applicable Business Day relates to any LIBOR Rate Loan, means such a day on which dealings are carried on in the applicable offshore dollar interbank market.

         "Capital Adequacy Regulation" means any guideline, request or directive of any central bank or other Governmental Authority, or any other law, rule or regulation, whether or not having the force of law, in each case, regarding capital adequacy of any bank or of any corporation controlling a bank.

         "Capital Expenditures" means, for any period, the aggregate amount of all expenditures of the Company and its Subsidiaries for fixed or capital assets made during such period which, in accordance with GAAP, would be classified as capital expenditures.

         "Capital Lease" means any lease of property which in accordance with GAAP should be capitalized on the lessee's balance sheet or disclosed in a footnote thereto as a capitalized lease.

         "Cash Collateralize" means to pledge and deposit with or deliver to the Agent, for the benefit of the Agent, the Issuing Bank and the Banks, as additional collateral for the L/C Obligations, cash or deposit account balances pursuant to documentation in form and substance satisfactory to the Agent and the Issuing Bank (which documents are hereby consented to by the Banks). Derivatives of such term shall have corresponding meaning. The Company shall grant to the Agent, for the benefit of the Agent, the Issuing Bank and the Banks, a security interest in all such cash and deposit account balances. Cash collateral shall be maintained in blocked deposit accounts at BofA.

         "Change of Control" shall be deemed to have occurred if any Person or group (as defined in Section 13(d)(3) of the Exchange Act) acquires (beneficially or of record) 25% or more of the voting or economic interests in the fully diluted capital stock of the Company.

         "CII Acquisition" means the transaction pursuant to which the Company acquired CII Financial, Inc.

         "CII Discontinued Operations" means, for the twelve-month period ended December 31, 1995, those expenses totalling $6,600,000 as detailed in the Company's 1995 audited statement of operations under the line item "Net operating loss on Discontinued operations and Net loss on Disposal of Discontinued Operations".

         "CII Transaction Expenses" means, for the twelve-month period ended December 31, 1995, those expenses totalling $11,614,000 as detailed in the Company's 1995 audited statement of operations under the line item "Acquisition and integration expense".

         "Closing Date" means the date on which all conditions precedent set forth in Section 5.01 are satisfied or waived by all Banks (or, in the case of subsection 5.01(e), waived by the Person entitled to receive such payment).

         "Code" means the Internal Revenue Code of 1986, and regulations promulgated thereunder.

         "Collateral" means all property and interests in property and proceeds thereof now owned or hereafter acquired by the Company and its Subsidiaries in or upon which a Lien now or hereafter exists in favor of the Banks, or the Agent on behalf of the Banks, whether under this Agreement or under any other documents executed by any such Person and delivered to the Agent or the Banks.

         "Collateral Documents" means, collectively, (i) the Pledge Agreement and all other security agreements, mortgages, deeds of trust, patent and trademark assignments, lease assignments, guarantees and other similar agreements between the Company or any Subsidiary or any Guarantor and the Banks or the Agents for the benefit of the Banks now or hereafter delivered to the Banks or the Agent pursuant to or in connection with the transactions contemplated hereby, and all financing statements (or comparable documents now or hereafter filed in accordance with the Uniform Commercial Code or comparable law) against the Company or any Subsidiary as debtor in favor of the Banks or the Agent for the benefit of the Banks as secured party, and (ii) any amendments, supplements, modifications, renewals, replacements, consolidations, substitutions and extensions of any of the foregoing.

         "Commitment", as to each Bank, has the meaning specified in
Section 2.01.

         "Compliance Certificate" means a certificate substantially in the form of Exhibit C.

         "Consolidated Tangible Assets" means, at any time, (a) the total assets of the Company and its Subsidiaries, minus (b) the aggregate net book value at such time of all assets of the Company and its Subsidiaries that should be treated as intangible assets in accordance with GAAP, (including, without limitation, goodwill, patents, trade names, trade marks, copyrights, franchises, experimental expense, organization expense, unamortized debt discount and expense, deferred assets (other than prepaid insurance, prepaid taxes and deferred tax assets) treasury stock and the excess of cost of shares acquired over book value of related assets).

         "Contingent Obligation" means, as to any Person, any direct or indirect liability of that Person, with or without recourse, (a) with respect to any Indebtedness, lease, dividend, letter of credit or other obligation (the "primary obligations") of another Person (the "primary obligor"), including any obligation of that Person (i) to purchase, repurchase or otherwise acquire such primary obligations or any security therefor, (ii) to advance or provide funds for the payment or discharge of any such primary obligation, or to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet item, level of income or financial condition of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, or (iv) otherwise to assure or hold harmless the holder of any such primary obligation against loss in respect thereof (each, a "Guaranty Obligation"); (b) with respect to any Surety Instrument issued for the account of that Person or as to which that Person is otherwise liable for reimbursement of drawings or payments; (c) to purchase any materials, supplies or other property from, or to obtain the services of, another Person if the relevant contract or other related document or obligation requires that payment for such materials, supplies or other property, or for such services, shall be made regardless of whether delivery of such materials, supplies or other property is ever made or tendered, or such services are ever performed or tendered, or (d) in respect of any Swap Contract. The amount of any Contingent Obligation shall, in the case of Guaranty Obligations, be deemed equal to the stated or determinable amount of the primary obligation in respect of which such Guaranty Obligation is made or, if not stated or if indeterminable, the maximum reasonably anticipated liability in respect thereof, and in the case of other Contingent Obligations other than in respect of Swap Contracts, shall be equal to the maximum reasonably anticipated liability in respect thereof and, in the case of Contingent Obligations in respect of Swap Contracts, shall be equal to the Swap Termination Value.

         "Contractual Obligation" means, as to any Person, any provision of any security issued by such Person or of any agreement, undertaking, contract, indenture, mortgage, deed of trust or other instrument, document or agreement to which such Person is a party or by which it or any of its property is bound.

         "Conversion/Continuation Date" means any date on which, under Section 2.04, the Company (a) converts Loans of one Type to another Type, or (b) continues as Loans of the same Type, but with a new Interest Period, Loans having Interest Periods expiring on such date.

         "Convertible Debt" means the Indebtedness in respect of those certain 7 1/2% Convertible Subordinated Debentures Due 2000 of CII Financial, Inc., in an outstanding principal amount of $55,657,000.

         "Credit Extension" means and includes (a) the making of any Revolving Loans hereunder, and (b) the Issuance of any Letters of Credit hereunder.

         "Default" means any event or circumstance which, with the giving of notice, the lapse of time, or both, would (if not cured or otherwise remedied during such time) constitute an Event of Default.

         "Dollars", "dollars" and "$" each mean lawful money of the United States.

         "EBIT" of any Person for any period means net income for such period plus all amounts deducted in determining such net income on account of Interest Expense and taxes, and (solely with respect to determinations made for the first three fiscal quarters ending in calendar year 1996) (i) up to $11,614,000 in CII Acquisition Expenses and (ii) up to $6,600,000 in respect of CII Discontinued Operations, in each case to the extent expensed but not capitalized prior to January 1, 1996, all as determined for such Person and its Subsidiaries on a consolidated basis in accordance with GAAP.

         "EBITDA" of any Person means net income plus all amounts deducted in determining such net income on account of Interest Expense, taxes, depreciation expense and amortization expense, and (solely with respect to determinations made for the first three fiscal quarters ending in calendar year 1996) (i) up to $11,614,000 in CII Acquisition Expenses and (ii) up to $6,600,000 in respect of CII Discontinued Operations, in each case to the extent expensed but not capitalized prior to January 1, 1995, all as determined for such Person and its Subsidiaries on a consolidated basis in accordance with GAAP. For purposes of determining the Leverage Ratio, EBITDA of the Company shall be calculated as of the last day of the most recently ended fiscal quarter for the period of four consecutive full fiscal quarters then ended (the "Measurement Period"), and such calculation shall include, on a pro forma basis, the EBITDA of any Person acquired by the Company pursuant to an Acquisition during the Measurement Period, as if such Acquisition had occurred on the first day of the Measurement Period.

         "Effective Amount" means (i) with respect to any Revolving Loans on any date, the aggregate outstanding principal amount thereof after giving effect to any Borrowings and prepayments or repayments of Revolving Loans occurring on such date; and (ii) with respect to any outstanding L/C Obligations on any date, the amount of such L/C Obligations on such date after giving effect to any Issuances of Letters of Credit occurring on such date and any other changes in the aggregate amount of the L/C Obligations as of such date, including as a result of any reimbursements of outstanding unpaid drawings under any Letters of Credit or any reductions in the maximum amount available for drawing under Letters of Credit taking effect on such date.

         "Eligible Assignee" means (a) a commercial bank organized under the laws of the United States, or any state thereof, and having a combined capital and surplus of at least $100,000,000; (b) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development (the "OECD"), or a political subdivision of any such country, and having a combined capital and surplus of at least $100,000,000, provided that such bank is acting through a branch or agency located in the United States; and (c) a Person that is primarily engaged in the business of commercial banking and that is (i) a Subsidiary of a Bank,
(ii) a Subsidiary of a Person of which a Bank is a Subsidiary, or (iii) a Person of which a Bank is a Subsidiary.

         "Environmental Claims" means all claims, however asserted, by any Governmental Authority or other Person alleging potential liability or responsibility for violation of any Environmental Law, or for release or injury to the environment or threat to public health, personal injury (including sickness, disease or death), property damage, natural resources damage, or otherwise alleging liability or responsibility for damages (punitive or otherwise), cleanup, removal, remedial or response costs, restitution, civil or criminal penalties, injunctive relief, or other type of relief, resulting from or based upon the presence, placement, discharge, emission or release (including intentional and unintentional, negligent and non negligent, sudden or non sudden, accidental or non accidental, placement, spills, leaks, discharges, emissions or releases) of any Hazardous Material at, in, or from Property, whether or not owned by the Company.

         "Environmental Laws" means all federal, state or local laws, statutes, common law duties, rules, regulations, ordinances and codes, together with all administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authorities, in each case relating to environmental, health, safety and land use matters; including the Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA"), the Clean Air Act, the Federal Water Pollution Control Act of 1972, the Solid Waste Disposal Act, the Federal Resource Conservation and Recovery Act, the Toxic Substances Control Act and the Emergency Planning and Community Right-to-Know Act.

         "ERISA" means the Employee Retirement Income Security Act of 1974, and regulations promulgated thereunder.

         "ERISA   Affiliate"  means  any  trade  or  business  (whether  or  not incorporated)  under  common  control  with the  Company  within the  meaning of
Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code).

         "ERISA Event" means (a) a Reportable Event with respect to a Pension Plan; (b) a withdrawal by the Company or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations which is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by the Company or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is in reorganization; (d) the filing of a notice of intent to terminate, the treatment of a Plan amendment as a termination under Section 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multiemployer Plan; (e) an event or condition which might reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer Plan; or (f) the imposition of any liability under Title IV of ERISA, other than PBGC premiums due but not delinquent under Section 4007 of ERISA, upon the Company or any ERISA Affiliate.

         "Eurodollar Reserve Percentage" has the meaning specified in the definition of "LIBOR Rate".

         "Event of Default" means any of the events or circumstances specified in Section 9.01.

         "Exchange  Act"  means  the  Securities   Exchange  Act  of  1934,  and
regulations promulgated thereunder.

         "Excluded Subsidiary" means HMO Texas, 2314 Partnership, and any other Subsidiary of the Company or of another Subsidiary of the Company that (a) is not a Significant Subsidiary and (b) would not, if aggregated with all other Excluded Subsidiaries, constitute a Significant Subsidiary.

         "Federal Funds Rate" means, for any day, the rate set forth in the weekly statistical release designated as H.15(519), or any successor publication, published by the Federal Reserve Bank of New York (including any such successor, "H.15(519)") on the preceding Business Day opposite the caption "Federal Funds (Effective)"; or, if for any relevant day such rate is not so published on any such preceding Business Day, the rate for such day will be the arithmetic mean as determined by the Agent of the rates for the last transaction in overnight Federal funds arranged prior to 9:00 a.m. (New York City time) on that day by each of three leading brokers of Federal funds transactions in New York City selected by the Agent.

         "Fee Letter" has the meaning specified in subsection 2.10(a).

         "Fixed Charges" means, for any period of four consecutive fiscal quarters and without duplication, the sum of (i) Interest Expense and fees paid on, and amortization of debt discount in respect of, all Indebtedness during such period plus (ii) rental payments made under operating leases during such period plus (iii) the aggregate principal amount of all current maturities of Funded Indebtedness (including the principal portion of rentals under Capital Leases) paid by the Company and its Subsidiaries during such period (excluding prepayments of principal not required under the loan documents relating to such Indebtedness), plus

(iv) cash dividends paid by the Company during such period, all as determined for the Company and its Subsidiaries on a consolidated basis in accordance with GAAP.

         "Fixed Charges Coverage Ratio" means, at any date, the ratio of (i) Net Cash Flow for the four consecutive fiscal quarters ending on or prior to such date to (ii) Fixed Charges for such period.

         "FRB" means the Board of Governors of the Federal Reserve System, and any Governmental Authority succeeding to any of its principal functions.

         "Funded Indebtedness" means, as of any date, when used with reference to any Person, without duplication, (i) Indebtedness of such Person which by its terms matures in, or at such Person's option can be extended for, one year or more from the date of the creation or incurrence thereof (including current portions of such long-term Indebtedness), including all hedging agreements and letters of credit entered into in connection with such Indebtedness, (ii) such Person's Capital Lease obligations classified as long-term liabilities under GAAP and (iii) Guaranty Obligations of such Person of Indebtedness of other Persons of the character referred to in clauses (i) and (ii) above.

         "Further Taxes" means any and all present or future taxes, levies, assessments, imposts, duties, deductions, fees, withholdings or similar charges (including, without limitation, net income taxes and franchise taxes), and all liabilities with respect thereto, imposed by any jurisdiction on account of amounts payable or paid pursuant to Section 3.01.

         "GAAP" means generally accepted accounting principles set forth from time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the U.S. accounting profession), which are applicable to the circumstances as of the date of determination.

         "Governmental Authority" means any nation or government, any state or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

         "Guaranty Obligation" has the meaning specified in the definition of "Contingent Obligation."

         "Hazardous Materials" means all those substances that are regulated by, or which may form the basis of liability under, any Environmental Law, including any substance identified under any Environmental Law as a pollutant, contaminant, hazardous waste, hazardous constituent, special waste, hazardous substance, hazardous material, or toxic substance, or petroleum or petroleum derived substance or waste.

         "Health Care Business" shall mean (a) the provision, administration or arrangement of health care services, related ancillary products or both, directly or through an HMO, a provider, a regulated health care service contractor or any other business which in the ordinary course provides, administers or arranges for such services, products or both, (b) the provision, administration or arrangement of health, life and related insurance, (c) the provision or management of health care services (including medical management claims services and management through medical information services), (d) the provision, administration or arrangement of health care through a hospital, outpatient, urgent care, clinical, home health or hospice environment, (e) the provision, administration or arrangement of workers' compensation services both fully insured and administrative in nature, (f) any business activities directly related and incidental to any of the foregoing, and (g) any other business activity which is related, ancillary or incidental to any of the foregoing and in which the Company is engaged on the Closing Date.

         "HMO" shall mean any Person which operates as a health maintenance organization.

         "HMO  Event"  shall  mean  failure  by the  Company  or any of its  HMO
Subsidiaries to comply in any material respect with any of the terms and provisions of any applicable HMO Regulation pertaining to the fiscal soundness, solvency or financial condition of the Company or any of its HMO Subsidiaries, or the assertion in writing, after the Closing Date, by an HMO Regulator that it intends to take administrative action against the Company or any of its HMO Subsidiaries to revoke or modify any Governmental Approval of, or to enforce the fiscal soundness, solvency or financial provisions or requirements of such HMO Regulations against, the Company or any of its HMO Subsidiaries, if such action, modification or enforcement is reasonably likely to have a Material Adverse Effect.

         "HMO Regulations" shall mean all Requirements of Law applicable to any HMO Subsidiary under federal or state law and any regulations, orders and directives promulgated or issued pursuant to the foregoing.

         "HMO Regulator" means any Person charged with the administration, oversight or enforcement of an HMO Regulation, whether primarily, secondarily, or jointly.

         "HMO Subsidiary" shall mean any current or future Subsidiary of the Company that is either an HMO or a regulated health care service contractor.

         "HMO Texas" means HMO Texas, L.C., a Texas limited liability company which is an indirect Subsidiary of the Company.

         "Honor Date" has the meaning specified in subsection 3.03(b).

         "Indebtedness" of any Person means, without duplication, (a) all indebtedness for borrowed money; (b) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (other than trade payables entered into in the ordinary course of business on ordinary terms); (c) all non contingent reimbursement or payment obligations with respect to Surety Instruments; (d) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses; (e) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to property acquired by the Person (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property); (f) all obligations with respect to Capital Leases; (g) all Indebtedness referred to in clauses (a) through (f) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in property (including accounts and contracts rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness; and (h) all Guaranty Obligations in respect of Indebtedness or obligations of others of the kinds referred to in clauses (a) through (g) above. For all purposes of this Agreement, the Indebtedness of any Person shall include all recourse Indebtedness of any partnership or joint venture or limited liability company in which such Person is a general partner or a joint venturer or a member.

         "Indemnified Liabilities" has the meaning specified in Section
11.05.

         "Indemnified Person" has the meaning specified in Section
11.05.

         "Independent Auditor" has the meaning specified in subsection
7.01(a).

         "Insolvency Proceeding" means, with respect to any Person, (a) any case, action or proceeding with respect to such Person before any court or other Governmental Authority relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding-up or relief of debtors, or (b) any general assignment for the benefit of creditors, composition, marshalling of assets for creditors, or other, similar arrangement in respect of its creditors generally or any substantial portion of its creditors; undertaken under U.S. Federal, state or foreign law, including the Bankruptcy Code.

         "Interest Expense" of the Company and its Subsidiaries for any period means the aggregate amount of interest paid, accrued or scheduled to be paid or accrued in respect of any Indebtedness (including the interest portion of rentals under Capital Leases) and all but the principal component of payments in respect of conditional sales, equipment trust or other title retention agreements or under a Capital Lease paid, accrued or scheduled to be paid or accrued by the Company and its Subsidiaries during such period, in each case determined in accordance with GAAP and excluding periodic maintenance, insurance, taxes and similar charges not properly characterized as interest expense under GAAP.

         "Interest Payment Date" means, as to any LIBOR Rate Loan, the last day of each Interest Period applicable to such Loan and, as to any Base Rate Loan, the last Business Day of each calendar quarter and each date such Loan is converted into another Type of Loan, provided, however, that if any Interest Period for a LIBOR Rate Loan exceeds three months, the date that falls three months after the beginning of such Interest Period and after each Interest Payment Date thereafter is also an Interest Payment Date.

         "Interest Period" means, as to any LIBOR Rate Loan, the period commencing on the Borrowing Date of such Loan or on the Conversion/Continuation Date on which the Loan is converted into or continued as a LIBOR Rate Loan, and ending on the date one, two, three or six months thereafter as selected by the Company in its Notice of Borrowing or Notice of Conversion/Continuation;

         provided that:

                  (i) if any Interest Period would otherwise end on a day that is not a Business Day, that Interest Period shall be extended to the following Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the preceding Business Day;

                  (ii) any Interest Period pertaining to a LIBOR Rate Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and

                  (iii) no Interest Period for any Loan shall extend beyond the Revolving Termination Date.

         "Investment" has the meaning specified in Section 8.04.

         "IRS"  means  the  Internal  Revenue  Service,   and  any  Governmental
Authority succeeding to any of its principal functions under the Code.

         "Issuance Date" has the meaning specified in subsection
3.01(a).

         "Issue" means, with respect to any Letter of Credit, to issue or to extend the expiry of, or to renew or increase the amount of, such Letter of Credit; and the terms "Issued," "Issuing" and "Issuance" have corresponding meanings.

         "Issuing Bank" means BofA in its capacity as issuer of one or more Letters of Credit hereunder, together with any replacement letter of credit issuer arising under subsection 10.01(b) or Section 10.09.

         "L/C Advance" means each Bank's participation in any L/C Borrowing in accordance with its Pro Rata Share.

         "L/C Amendment Application" means an application form for amendment of outstanding standby letters of credit as shall at any time be in use at the Issuing Bank, as the Issuing Bank shall request.

         "L/C Application" means an application form for issuances of standby letters of credit as shall at any time be in use at the Issuing Bank, as the Issuing Bank shall request.

         "L/C Borrowing" means an extension of credit resulting from a drawing under any Letter of Credit which shall not have been reimbursed on the date when made nor converted into a Borrowing of Revolving Loans under subsection 3.03(b).

         "L/C Commitment" means the commitment of the Issuing Bank to Issue, and the commitment of the Banks severally to participate in, Letters of Credit from time to time Issued or outstanding under Article III, in an aggregate amount not to exceed on any date the amount of $20,000,000, as the same shall be reduced as a result of a reduction in the L/C Commitment pursuant to Section 2.06; provided that the L/C Commitment is a part of the combined Commitments, rather than a separate, independent commitment.

         "L/C Obligations" means at any time the sum of (a) the aggregate undrawn amount of all Letters of Credit then outstanding, plus (b) the amount of all unreimbursed drawings under all Letters of Credit, including all outstanding L/C Borrowings.

         "L/C-Related Documents" means the Letters of Credit, the L/C Applications, the L/C Amendment Applications and any other document relating to any Letter of Credit, including any of the Issuing Bank's standard form documents for letter of credit issuances.

         "Lender Party" has the meaning specified in the Pledge
Agreement.

         "Lending Office" means, as to any Bank, the office or offices of such Bank specified as its "Lending Office" or "Domestic Lending Office" or "Offshore Lending Office", as the case may be, on Schedule 11.02, or such other office or offices as such Bank may from time to time notify the Company and the Agent.

         "Letters of Credit" means any standby letters of credit Issued by the Issuing Bank pursuant to Article III.

         "Leverage Ratio" of any Person means the ratio of Total Debt to EBITDA.

         "LIBOR Rate" means, for any Interest Period, with respect to LIBOR Rate Loans comprising part of the same Borrowing, the rate of interest per annum (rounded upward to the next 1/16th of 1%) determined by the Agent as follows:

         LIBOR Rate = LIBOR divided by (1.00 - Eurodollar Reserve Percentage)

         Where,

                  "Eurodollar Reserve Percentage" means for any day for any Interest Period the maximum reserve percentage (expressed as a decimal, rounded upward to the next 1/100th of 1%) in effect on such day (whether or not applicable to any Bank) under regulations issued from time to time by the FRB for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) with respect to Eurocurrency funding (currently referred to as "Eurocurrency liabilities"); and

                  "LIBOR" means the rate of interest per annum determined by the Agent to be the arithmetic mean (rounded upward to the next 1/16th of 1%) of the rates of interest per annum notified to the Agent by BofA as the rate of interest at which dollar deposits in the approximate amount of the amount of the Loan to be made or continued as, or converted into, a LIBOR Rate Loan by BofA and having a maturity comparable to such Interest Period would be offered to major banks in the London interbank market at their request at approximately 11:00 a.m. (London time) two Business Days prior to the commencement of such Interest Period.

                  The LIBOR Rate shall be adjusted automatically as to all LIBOR Rate Loans then outstanding as of the effective date of any change in the Eurodollar Reserve Percentage.

         "LIBOR Rate Loan" means a Loan that bears interest based on the LIBOR Rate.

         "Lien" means any security interest, mortgage, deed of trust, pledge, hypothecation, assignment, charge or deposit arrangement, encumbrance, lien (statutory or other) option, pre-emptive right or preferential arrangement of any kind or nature whatsoever having substantially the same effect as any of the foregoing in respect of any property (including those created by, arising under or evidenced by any conditional sale or other title retention agreement, the interest of a lessor under a Capital Lease, any financing lease having substantially the same economic effect as any of the foregoing, or the filing of any financing statement naming the owner of the asset to which such lien relates as debtor, under the Uniform Commercial Code or any comparable law), any contingent or other agreement to provide any of the foregoing (but not including the interest of a lessor under an operating lease), and including, in the case of stock, stockholder agreements, voting trust agreements and similar arrangements.

         "Loan"  means an  extension  of credit by a Bank to the  Company  under
Article II or Article III in the form of a Revolving Loan or L/C Advance.

         "Loan Documents" means this Agreement, any Notes, the Collateral Documents, the Fee Letter, the L/C-Related Documents, and all other documents delivered to the Agent or any Bank in connection herewith.

         "Majority Banks" means at any time Banks then holding in excess of 50% of the then aggregate unpaid principal amount of the Loans, or, if no such principal amount is then outstanding, Banks then having in excess of 50% of the Commitments.

         "Margin Stock" means "margin stock" as such term is defined in Regulation G, T, U or X of the FRB.

         "Material Adverse Effect" means (a) a material adverse change in, or a material adverse effect upon, the operations, business, properties, condition (financial or otherwise) or prospects of the Company or the Company and its Subsidiaries taken as a whole; (b) a material impairment of the ability of the Company to perform under any Loan Document and to avoid any Event of Default; or
(c) a material adverse effect upon (i) the legality, validity, binding effect or enforceability against the Company of any Loan Document, or (ii) the perfection or priority of any Lien granted under any of the Collateral Documents.

         "Multiemployer Plan" means a "multiemployer plan", within the meaning of Section 4001(a)(3) of ERISA, to which the Company or any ERISA Affiliate makes, is making, or is obligated to make contributions or, during the preceding three calendar years, has made, or been obligated to make, contributions.

         "Net Cash Flow" means, with respect to any Person for any period of four consecutive fiscal quarters, (i) EBIT for such period plus (ii) rental payments made under operating leases during such period, minus (iii) taxes actually paid in cash during such period, all as determined for the Company and its Subsidiaries on a consolidated basis in accordance with GAAP.

         "Net Worth" of any Person means the amount, if any, by which Total Assets exceed Total Liabilities.

         "Note" means a promissory note executed by the Company in favor of a Bank pursuant to subsection 2.02(b), in substantially the form of Exhibit F.

         "Notice of Borrowing" means a notice in substantially the form of Exhibit A.

         "Notice of Conversion/Continuation" means a notice in substantially the form of Exhibit B.

         "Obligations" means all advances, debts, liabilities, obligations, covenants and duties arising under any Loan Document owing by the Company to any Bank, the Agent, or any Indemnified Person, whether direct or indirect (including those acquired by assignment), absolute or contingent, due or to become due, now existing or hereafter arising.

         "Organization Documents" means, for any corporation, the certificate or articles of incorporation, the bylaws, any certificate of determination or instrument relating to the rights of preferred shareholders of such corporation, any shareholder rights agreement, and all applicable resolutions of the board of directors (or any committee thereof) of such corporation.

         "Other Taxes" means any present or future stamp, court or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery, performance, enforcement or registration of, or otherwise with respect to, this Agreement or any other Loan Documents.

         "Participant" has the meaning specified in subsection
11.08(d).

         "PBGC"  means  the  Pension  Benefit  Guaranty   Corporation,   or  any
Governmental Authority succeeding to any of its principal functions under ERISA.

         "Pension Plan" means a pension plan (as defined in Section 3(2) of ERISA) subject to Title IV of ERISA which the Company sponsors, maintains, or to which it makes, is making, or is obligated to make contributions, or in the case of a multiple employer plan (as described in Section 4064(a) of ERISA) has made contributions at any time during the immediately preceding five (5) plan years.

         "Permitted Acquisitions" means Acquisitions by the Company or any of its Subsidiaries of Persons and/or assets involved (or to be used) in connection with the Health Care Business; provided, that (i) any Acquisition involving a merger to which the Company or any of its Subsidiaries is a party must provide that the Company or such Subsidiary is the surviving corporation in such merger,
(ii) immediately before and after giving effect to the consummation of each Acquisition, no Default has occurred and is continuing or will exist; (iii) for each such Acquisition, the prior, effective written consent or approval to such Acquisition of the board of directors or equivalent governing body of the acquiree has been obtained, and (iv) the Company shall have complied with the requirements of Section 7.15, if applicable.

         "Permitted Liens" has the meaning specified in Section 8.01.

         "Person"  means  an  individual,   partnership,   corporation,  limited
liability company, business trust, joint stock company, trust, unincorporated association, joint venture or Governmental Authority.

         "Plan" means an employee benefit plan (as defined in Section 3(3) of ERISA) which the Company sponsors or maintains or to which the Company makes, is making, or is obligated to make contributions and includes any Pension Plan.

         "Pledge  Agreement" means each Pledge Agreement  executed and delivered by the Company or a Pledgor Subsidiary pursuant to Section 5.0.1(g), substantially in the form of Exhibit G hereto, as amended, supplemented, restated or otherwise modified from time to time.

         "Pledged Collateral" has the meaning specified in the Pledge
Agreement.

         "Pledged Property" has the meaning specified in the Pledge
Agreement.

         "Pledged Shares" has the meaning specified in the Pledge
Agreement.

         "Pledgor Subsidiary" means any Subsidiary of the Company or of another Subsidiary executing and delivering a Pledge Agreement.

         "Pro Rata Share" means, as to any Bank at any time, the percentage equivalent (expressed as a decimal, rounded to the ninth decimal place) at such time of such Bank's Commitment divided by the combined Commitments of all Banks.

         "Prospective Premium Default" shall mean the institution, with respect to the Company or any of its Subsidiaries by an HMO Regulator pursuant to applicable HMO Regulations, of a restriction on the fees or premiums that any HMO Subsidiary of the Company may charge that is likely to cause the Company to be in default of one or more of the financial covenants in Section 8.14 of this Agreement during one or more of the four fiscal quarters of the Company following the effective date of such restriction; provided that, in determining such likelihood, due consideration shall be given of actions the Company proposes to take, or to have any HMO Subsidiary take, in response to such restriction to the extent such actions have been communicated to the Banks within 30 days after such effective date and so long as no other Default (whether or not related to such restriction) shall then have occurred and be continuing.

         "Regulatory Tangible Net Equity" shall mean, for any HMO, "tangible net equity," "net worth" or such similar financial concept as defined by any HMO Regulation promulgated by any HMO Regulator as shall be applicable to HMOs.

         "Regulatory Tangible Net Equity Requirement" shall mean, as to any HMO, the minimum level at which an HMO is required by any applicable HMO Regulation or HMO Regulator to maintain its Regulatory Tangible Net Equity.

         "Reportable Event" means, any of the events set forth in Section 4043(b) of ERISA or the regulations thereunder, other than any such event for which the 30-day notice requirement under ERISA has been waived in regulations issued by the PBGC.

         "Requirement of Law" means, as to any Person, any law (statutory or common), treaty, rule or regulation or determination of an arbitrator or of a Governmental Authority, in each case applicable to or binding upon the Person or any of its property or to which the Person or any of its property is subject.

         "Responsible Officer" means the chief executive officer or the president of the Company, the chief financial officer or any other officer having substantially the same authority and responsibility; or, with respect to compliance with financial covenants, the chief financial officer, the treasurer or the assistant treasurer of the Company, or any other officer having substantially the same authority and responsibility.

         "Revolving Loan" has the meaning specified in Section 2.01, and may be a Base Rate Loan or a LIBOR Rate Loan (each, a "Type" of Revolving Loan).

         "Revolving Termination Date" means the earlier to occur of:

                  (a) the fifth (5th) anniversary of the Closing Date (as such date may be extended pursuant to Section 2.16); and

                  (b) the date on which the Commitments terminate in accordance with the provisions of this Agreement.

         "SEC" means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions.

         "Significant Subsidiary" shall mean any Subsidiary of the Company of which (i) the revenues (directly and together with its Subsidiaries) for the most recent fiscal year of the Company were at least five percent (5%) of the Company's consolidated revenues for such fiscal year or (ii) the consolidated total assets as of the last day of the most recent fiscal year of the Company were at least five percent (5%) of the Company's consolidated total assets as of such date.

         "Subsidiary" of a Person means any corporation, association, partnership, limited liability company, joint venture or other business entity of which 50% or more of the voting stock, membership interests or other equity interests (in the case of Persons other than corporations), is owned or controlled directly or indirectly by the Person, or one or more of the Subsidiaries of the Person, or a combination thereof. Unless the context otherwise clearly requires, references herein to a "Subsidiary" refer to a Subsidiary of the Company.

         "Surety Instruments" means all letters of credit (including standby and commercial), banker's acceptances, bank guaranties, shipside bonds, surety bonds and similar instruments.

         "Swap Contract" means any agreement, whether or not in writing, relating to any transaction that is a rate swap, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap or option, bond, note or bill option, interest rate option, forward foreign exchange transaction, cap, collar or floor transaction, currency swap, cross-currency rate swap, swaption, currency option or any other, similar transaction (including any option to enter into any of the foregoing) or any combination of the foregoing, and, unless the context otherwise clearly requires, any master agreement relating to or governing any or all of the foregoing.

         "Swap Termination Value" means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a) the amount(s) determined as the mark-to-market value(s) for such Swap Contracts, as determined by the Company based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts (which may include any Bank).

         "Taxes" means any and all present or future taxes, levies, assessments, imposts, duties, deductions, fees, withholdings or similar charges, and all liabilities with respect thereto, excluding, in the case of each Bank and the Agent, respectively, taxes imposed on or measured by its net income by the jurisdiction (or any political subdivision thereof) under the laws of which such Bank or the Agent, as the case may be, is organized or maintains a lending office.

         "Total Assets" of any Person means all property (whether real, personal, tangible, intangible or mixed) that, in accordance with GAAP should be included in determining total assets as shown on the asset portion of the balance sheet of such Person.

         "Total Debt" of any Person means, without duplication, the sum of all Indebtedness and Contingent Obligations of such Person as of the date of determination.

         "Total Liabilities" of any Person means all obligations that, in accordance with GAAP, would be included in determining total liabilities as shown on the liabilities side of the balance sheet of such Person.

         "2314 Partnership" means 2314 West Charleston Partnership, a Nevada general partnership of which the general partner is Southwest Realty, Inc., a Nevada corporation which is a wholly owned subsidiary of the Company.

         "Type" has the meaning specified in the definition of "Revolving Loan."

         "Unfunded Pension Liability" means the excess of a Plan's benefit liabilities under Section 4001(a)(16) of ERISA, over the current value of that Plan's assets, determined in accordance with the assumptions used for funding the Pension Plan pursuant to Section 412 of the Code for the applicable plan year.

         "United States" and "U.S." each means the United States of America.

         "Wholly Owned Subsidiary" means any corporation in which (other than directors' qualifying shares required by law) 100% of the capital stock of each class having ordinary voting power, and 100% of the capital stock of every other class, in each case, at the time as of which any determination is being made, is owned, beneficially and of record, by the Company, or by one or more of the other Wholly Owned Subsidiaries, or both.

         1.02 Other Interpretive Provisions. (a) The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms.

                  (b) The words "hereof", "herein", "hereunder" and similar words refer to this Agreement as a whole and not to any particular provision of this Agreement; and subsection, Section, Schedule and Exhibit references are to this Agreement unless otherwise specified.

                  (c) (i) The term "documents" includes any and all instruments, documents, agreements, certificates, indentures, notices and other writings, however evidenced.

                           (ii) The term "including" is not limiting and means "including without limitation."

                           (iii) In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including"; the words "to" and "until" each mean "to but excluding", and the word "through" means "to and including."

                           (iv)  The  term  "property"   includes  any  kind  of
         property or asset, real, personal or mixed, tangible or intangible.

                  (d) Unless otherwise expressly provided herein, (i) references to agreements (including this Agreement) and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto, but only to the extent such amendments and other modifications are not prohibited by the terms of any Loan Document, and (ii) references to any statute or regulation are to be construed as including all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting the statute or regulation.

                  (e) The captions and headings of this Agreement are for convenience of reference only and shall not affect the interpretation of this Agreement.

                  (f) This Agreement and other Loan Documents may use several different limitations, tests or measurements to regulate the same or similar matters. All such limitations, tests and measurements are cumulative and shall each be performed in accordance with their terms. Unless otherwise expressly provided, any reference to any action of the Agent or the Banks by way of consent, approval or waiver shall be deemed modified by the phrase "in its/their sole discretion."

                  (g) This Agreement and the other Loan Documents are the result of negotiations among and have been reviewed by counsel to the Agent, the Company and the other parties, and are the products of all parties. Accordingly, they shall not be construed against the Banks or the Agent merely because of the Agent's or Banks' involvement in their preparation.

         1.03 Accounting Principles. (a) Unless the context otherwise clearly requires, all accounting terms not expressly defined herein shall be construed, and all financial computations required under this Agreement shall be made, in accordance with GAAP, consistently applied.

                  (b) References herein to "fiscal year" and "fiscal quarter" refer to such fiscal periods of the Company.


                                   ARTICLE II
                                   THE CREDITS

         2.01 Amounts and Terms of Commitments. Each Bank severally agrees, on the terms and conditions set forth herein, to make loans to the Company (each such loan, a "Revolving Loan") from time to time on any Business Day during the period from the Closing Date to the Revolving Termination Date, in an aggregate amount not to exceed at any time outstanding the amount set forth on Schedule
2.01 (such amount as the same may be reduced under Section 2.05 or as a result of one or more assignments under Section 10.08, the Bank's "Commitment"); provided, however, that, after giving effect to any Borrowing of Revolving Loans, the Effective Amount of all outstanding Revolving Loans and the Effective Amount of all L/C Obligations, shall not at any time exceed the combined Commitments; and provided further, that the Effective Amount of the Revolving Loans of any Bank plus the participation of such Bank in the Effective Amount of all L/C Obligations shall not at any time exceed such Bank's Commitment. Within the limits of each Bank's Commitment, and subject to the other terms and conditions hereof, the Company may borrow under this section 2.01, prepay under
Section 2.06 and reborrow under this section 2.01.

         2.02 Loan Accounts. (a) The Loans made by each Bank and the Letters of Credit Issued by the Issuing Bank shall be evidenced by one or more accounts or records maintained by such Bank or Issuing Bank, as the case may be, in the ordinary course of business. The accounts or records maintained by the Agent, the Issuing Bank and each Bank shall be conclusive absent manifest error of the amount of the Loans made by the Banks to the Company and the Letters of Credit Issued for the account of the Company, and the interest and payments thereon. Any failure to so maintain such accounts or records, or any error in doing so, shall not, however, limit or otherwise affect the obligation of the Company hereunder to pay any amount owing with respect to the Loans or any Letter of Credit.

                  (b) Upon the request of any Bank made through the Agent, the Loans made by such Bank may be evidenced by one or more Notes, instead of or in addition to loan accounts. Each such Bank shall endorse on the schedules annexed to its Note(s) the date, amount and maturity of each Loan made by it and the amount of each payment of principal made by the Company with respect thereto. Each such Bank is irrevocably authorized by the Company to endorse its Note(s) and each Bank's record shall be conclusive absent manifest error; provided, however, that the failure of a Bank to make, or an error in making, a notation thereon with respect to any Loan shall not limit or otherwise affect the obligations of the Company hereunder or under any such Note to such Bank.

         2.03 Procedure for Borrowing. (a) Each Borrowing of Revolving Loans shall be made upon the Company's irrevocable written notice delivered to the Agent in the form of a Notice of Borrowing (which notice must be received by the Agent prior to 9:00 a.m. (San Francisco time) (i) three Business Days prior to the requested Borrowing Date, in the case of LIBOR Rate Loans; and (ii) one Business Day prior to the requested Borrowing Date, in the case of Base Rate Loans, specifying:

                           (A) the amount of the Borrowing, which shall be in an aggregate minimum amount of $1,000,000 or any multiple of $500,000 in excess thereof;

                           (B) the requested Borrowing Date, which shall be a Business Day;

                           (C)      the Type of Loans comprising the Borrowing;
         and

                           (D) if such Borrowing is comprised of LIBOR Rate Loans, the duration of the Interest Period applicable to such Loans included in such notice. If the Notice of Borrowing fails to specify the duration of the Interest Period for any Borrowing comprised of LIBOR Rate Loans, such Interest Period shall be three months.

                  (b) The Agent will promptly notify each Bank of its receipt of any Notice of Borrowing and of the amount of such Bank's Pro Rata Share of that Borrowing.

                  (c) Each Bank will make the amount of its Pro Rata Share of each Borrowing available to the Agent for the account of the Company at the Agent's Payment Office by 11:00 a.m. (San Francisco

time) on the Borrowing Date requested by the Company in funds immediately available to the Agent. The proceeds of all such Loans will then be made available to the Company by the Agent by wire transfer in accordance with written instructions provided to the Agent by the Company of like funds as received by the Agent.

                  (d) After giving effect to any Borrowing, unless the Agent shall otherwise consent, there may not be more than five (5) different Interest Periods in effect.

         2.04 Conversion and Continuation Elections. (a) The Company may, upon irrevocable written notice to the Agent in accordance with subsection 2.04(b):

                  (i) elect, as of any Business Day, in the case of Base Rate Loans, or as of the last day of the applicable Interest Period, in the case of LIBOR Rate Loans, to convert any such Loans (or any part thereof in an amount not less than $1,000,000, or that is in an integral multiple of $500,000 in excess thereof) into Loans of any other Type; or

                  (ii) elect as of the last day of the applicable Interest Period, to continue any Revolving Loans having Interest Periods expiring on such day (or any part thereof in an amount not less than $1,000,000, or that is in an integral multiple of $500,000 in excess thereof);

provided, that if at any time the aggregate amount of LIBOR Rate Loans in respect of any Borrowing is reduced, by payment, prepayment, or conversion of part thereof to be less than $1,000,000, such LIBOR Rate Loans shall automatically convert into Base Rate Loans, and on and after such date the right of the Company to continue such Loans as, and convert such Loans into, LIBOR Rate Loans, shall terminate.

                  (b)    The    Company    shall    deliver    a    Notice    of
Conversion/Continuation to be received by the Agent not later than 9:00 a.m. (San Francisco time) at least (i) three Business Days in advance of the Conversion/ Continuation Date, if the Loans are to be converted into or continued as LIBOR Rate Loans; and (ii) one Business Day in advance of the Conversion/Continuation Date, if the Loans are to be converted into Base Rate Loans, specifying:

                           (A)      the proposed Conversion/Continuation Date;

                           (B)      the aggregate amount of Loans to be
         converted or continued;

                           (C) the Type of Loans resulting from the proposed conversion or continuation; and

                           (D) other than in the case of conversions into Base Rate Loans, the duration of the requested Interest Period.

                  (c) If upon the expiration of any Interest Period applicable to LIBOR Rate Loans, the Company has failed to select timely a new Interest Period to be applicable to such LIBOR Rate Loans, or if any Default or Event of Default then exists, the Company shall be deemed to have elected to convert such LIBOR Rate Loans into Base Rate Loans effective as of the expiration date of such Interest Period.

                  (d) The Agent will promptly notify each Bank of its receipt of a Notice of Conversion/ Continuation, or, if no timely notice is provided by the Company, the Agent will promptly notify each Bank of the details of any automatic conversion. All conversions and continuations shall be made ratably according to the respective outstanding principal amounts of the Loans with respect to which the notice was given held by each Bank.

                  (e) Unless the Majority Banks otherwise consent, during the existence of a Default or Event of Default, the Company may not elect to have a Loan converted into or continued as a LIBOR Rate Loan.

                  (f) After giving effect to any conversion or continuation of Loans, unless the Agent shall otherwise consent, there may not be more than three (3) different Interest Periods in effect.

         2.05 Voluntary Termination or Reduction of Commitments. The Company may, upon not less than five Business Days' prior notice to the Agent, terminate the Commitments, or permanently reduce the Commitments by an aggregate minimum amount of $5,000,000 or any multiple of $1,000,000 in excess thereof; unless, after giving effect thereto and to any prepayments of Loans made on the effective date thereof, (a) the Effective Amount of all Revolving Loans and L/C Obligations together would exceed the amount of the combined Commitments then in effect, or (b) the Effective Amount of all L/C Obligations then outstanding would exceed the L/C Commitment. Once reduced in accordance with this Section, the Commitments may not be increased. Any reduction of the Commitments shall be applied to each Bank according to its Pro Rata Share. If and to the extent specified by the Company in the notice to the Agent, some or all of the reduction in the combined Commitments shall be applied to reduce the L/C
Commitment. All accrued commitment and letter of credit fees to, but not including, the effective date of any reduction or termination of Commitments, shall be paid on the effective date of such reduction or termination.

         2.06  Optional Prepayments. Subject to Section 4.04, the
Company may, at any time or from time to time, upon not less than one Business Day's irrevocable notice to the Agent, ratably prepay Loans in whole or in part, in minimum amounts of $1,000,000 or any multiple of $500,000 in excess thereof. Such notice of prepayment shall specify the date and amount of such prepayment and the Type(s) of Loans to be prepaid. The Agent will promptly notify each Bank of its receipt of any such notice, and of such Bank's Pro Rata Share of such prepayment. If such notice is given by the Company, the Company shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein, together with accrued interest to each such date on the amount prepaid and any amounts required pursuant to Section 4.04. Amounts so prepaid may be reborrowed subject to the applicable provisions of this Agreement.

         2.07 Mandatory Prepayments of Loans; Mandatory Commitment Reductions. If on any date the Effective Amount of L/C Obligations exceeds the L/C Commitment, the Company shall Cash Collateralize on such date the outstanding Letters of Credit in an amount equal to the excess of the maximum amount then available to be drawn under the Letters of Credit over the Aggregate L/C Commitment. Subject to Section 4.04, if on any date after giving effect to any Cash Collateralization made on such date pursuant to the preceding sentence, the Effective Amount of all Revolving Loans then outstanding plus the Effective Amount of all L/C Obligations exceeds the combined Commitments, the Company shall immediately, and without notice or demand, prepay the outstanding principal amount of the Revolving Loans and L/C Advances by an amount equal to the applicable excess.

         2.08 Repayment. The Company shall repay to the Banks on the Revolving Termination Date the aggregate principal amount of Loans outstanding on such date.

         2.09 Interest. (a) Each Revolving Loan shall bear interest on the outstanding principal amount thereof from the applicable Borrowing Date at a rate per annum equal to the LIBOR Rate or the Base Rate, as the case may be (and subject to the Company's right to convert to other Types of Loans under Section 2.04), plus the Applicable Spread.

                  (b) Interest on each Revolving Loan shall be paid in arrears on each Interest Payment Date. Interest shall also be paid on the date of any prepayment of Loans under Section 2.06 or 2.07 for the portion of the Loans so prepaid and upon payment (including prepayment) in full thereof and, during the existence of any Event of Default, interest shall be paid on demand of the Agent at the request or with the consent of the Majority Banks.

                  (c) Notwithstanding subsection (a) of this Section, while any Event of Default exists or after acceleration, the Company shall pay interest (after as well as before entry of judgment thereon to the extent permitted by law) on the principal amount of all outstanding Obligations, at a rate per annum which is determined by adding 2% per annum to the Applicable Spread then in effect for such Loans and, in the case of Obligations not subject to an Applicable Spread, at a rate per annum equal to the Base Rate plus 2%; provided, however, that, on and after the expiration of any Interest Period applicable to any LIBOR Rate Loan outstanding on the date of occurrence of such Event of Default or acceleration, the principal amount of such Loan shall, during the continuation of such Event of Default or after acceleration, bear interest at a rate per annum equal to the Base Rate plus 2%.

                  (d) Anything herein to the contrary notwithstanding, the obligations of the Company to any Bank hereunder shall be subject to the limitation that payments of interest shall not be required for any period for which interest is computed hereunder, to the extent (but only to the extent) that contracting for or receiving such payment by such Bank would be contrary to the provisions of any law applicable to such Bank limiting the highest rate of interest that may be lawfully contracted for, charged or received by such Bank, and in such event the Company shall pay such Bank interest at the highest rate permitted by applicable law.

         2.10  Fees.  In addition to certain fees described in Section
3.08:

                  (a) Agency Fee. The Company shall pay an agency fee to the Agent for the Agent's own account, as required by the letter agreement ("Fee Letter") between the Company and the Agent dated
February 9, 1996.

                  (b) Commitment Fees. The Company shall pay to the Agent for the account of each Bank a commitment fee on the average daily unused portion of such Bank's Commitment, computed on a quarterly basis in arrears on the last Business Day of each fiscal quarter, equal to the product of (i) the applicable percentage set forth below opposite the Company's Leverage Ratio and (ii) the average daily unused portion of such Bank's Commitment during such fiscal quarter.

                                                                   Commitment
Leverage Ratio                                                     Fee

Less than 1.0                                                     0.09%

1.0 through 1.49                                                  0.11%

1.5 through 1.99                                                  0.15%

2.0 or greater                                                    0.25%


The percentage used to determine the Commitment Fee shall be based on the Leverage Ratio as set forth in the most recent Compliance Certificate, and shall be effective from and including the date the Agent receives such Compliance Certificate to but excluding the date on which the Agent receives the next Compliance Certificate; provided, however, that if the Agent does not receive a Compliance Certificate by the date required by Section 7.02(b), the percentage shall, effective as of such date, be the highest percentage set forth above to but excluding the date the Agent receives such Compliance Certificate. Subject to the foregoing proviso, until the delivery of the first Compliance Certificate after the Closing Date, the percentage shall be 0.11%.

                  For purposes of calculating utilization under this subsection, the Commitments shall be deemed used to the extent of the Effective Amount of Revolving Loans then outstanding, plus the Effective Amount of L/C Obligations then outstanding. Such commitment fee shall accrue from the Closing Date to the Revolving Termination Date and shall be due and payable quarterly in arrears on the 30th day of each March, June, September and December, commencing June 30, 1996 through the Revolving Termination Date, with the final payment to be made on the Revolving Termination Date; provided that, in connection with any reduction or termination of Commitments under Section 2.05 or Section 2.07, the accrued commitment fee calculated for the period ending on such date shall also be paid on the date of such reduction or termination, with the following quarterly payment being calculated on the basis of the period from such reduction or termination date to such quarterly payment date. The commitment fees provided in this subsection shall accrue at all times after the above-mentioned commencement date, including at any time during which one or more conditions in Article V are not met.

         2.11 Computation of Fees and Interest. (a) All computations of interest for Base Rate Loans when the Base Rate is determined by BofA's "reference rate" shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All other computations of fees and interest shall be made on the basis of a 360-day year and actual days elapsed (which results in more interest being paid than if computed on the basis of a 365-day year). Interest and fees shall accrue during each period during which interest or such fees are computed from the first day thereof to the last day thereof.

                  (b) Each determination of an interest rate by the Agent shall be conclusive and binding on the Company and the Banks in the absence of manifest error. The Agent will, at the request of the Company or any Bank, deliver to the Company or the Bank, as the case may be, a statement showing the quotations used by the Agent in determining any interest rate and the resulting interest rate.

         2.12 Payments by the Company. (a) All payments to be made by the Company shall be made without set-off, recoupment or counterclaim. Except as otherwise expressly provided herein, all payments by the Company shall be made to the Agent for the account of the Banks at the Agent's Payment Office, and shall be made in dollars and in immediately available funds, no later than 11:00 a.m. (San Francisco time) on the date specified herein. The Agent will promptly distribute to each Bank its Pro Rata Share (or other applicable share as expressly provided herein) of such payment in like funds as received. Any payment received by the Agent later than 11:00 a.m. (San Francisco time) shall be deemed to have been received on the following Business Day and any applicable interest or fee shall continue to accrue.

                  (b) Subject to the provisions set forth in the definition of "Interest Period" herein, whenever any payment is due on a day other than a Business Day, such payment shall be made on the following Business Day, and such extension of time shall in such case be included in the computation of interest or fees, as the case may be.

                  (c) Unless the Agent receives notice from the Company prior to the date on which any payment is due to the Banks that the Company will not make such payment in full as and when required, the Agent may assume that the Company has made such payment in full to the Agent on such date in immediately available funds and the Agent may (but shall not be so required), in reliance upon such assumption, distribute to each Bank on such due date an amount equal to the amount then due such Bank. If and to the extent the Company has not made such payment in full to the Agent, each Bank shall repay to the Agent on demand such amount distributed to such Bank, together with interest thereon at the Federal Funds Rate for each day from the date such amount is distributed to such Bank until the date repaid.

         2.13 Payments by the Banks to the Agent. (a) Unless the Agent receives notice from a Bank on or prior to the Closing Date or, with respect to any Borrowing after the Closing Date, at least one Business Day prior to the date of such Borrowing, that such Bank will not make available as and when required hereunder to the Agent for the account of the Company the amount of that Bank's Pro Rata Share of the Borrowing, the Agent may assume that each Bank has made such amount available to the Agent in immediately available funds on the Borrowing Date and the Agent may (but shall not be so required), in reliance upon such assumption, make available to the Company on such date a corresponding amount. If and to the extent any Bank shall not have made its full amount available to the Agent in immediately available funds and the Agent in such circumstances has made available to the Company such amount, that Bank shall on the Business Day following such Borrowing Date make such amount available to the Agent, together with interest at the Federal Funds Rate for each day during such period. A notice of the Agent submitted to any Bank with respect to amounts owing under this subsection (a) shall be conclusive, absent manifest error. If such amount is so made available, such payment to the Agent shall constitute such Bank's Loan on the date of Borrowing for all purposes of this Agreement. If such amount is not made available to the Agent on the Business Day following the Borrowing Date, the Agent will notify the Company of such failure to fund and, upon demand by the Agent, the Company shall pay such amount to the Agent for the Agent's account, together with interest thereon for each day elapsed since the date of such Borrowing, at a rate per annum equal to the interest rate applicable at the time to the Loans comprising such Borrowing.

                  (b) The failure of any Bank to make any Loan on any Borrowing Date shall not relieve any other Bank of any obligation hereunder to make a Loan on such Borrowing Date, but no Bank shall be responsible for the failure of any other Bank to make the Loan to be made by such other Bank on any Borrowing Date.

         2.14 Sharing of Payments, Etc. If, other than as expressly provided elsewhere herein, any Bank shall obtain on account of the Loans made by it any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) in excess of its ratable share (or other share contemplated hereunder), such Bank shall immediately (a) notify the Agent of such fact, and (b) purchase from the other Banks such participations in the Loans made by them as shall be necessary to cause such purchasing Bank to share the excess payment pro rata with each of them; provided, however, that if all or any portion of such excess payment is thereafter recovered from the purchasing Bank, such purchase shall to that extent be rescinded and each other Bank shall repay to the purchasing Bank the purchase price paid therefor, together with an amount equal to such paying Bank's ratable share (according to the proportion of
(i) the amount of such paying Bank's required repayment to (ii) the total amount so recovered from the purchasing Bank) of any interest or other amount paid or payable by the purchasing Bank in respect of the total amount so recovered. The Company agrees that any Bank so purchasing a participation from another Bank may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off, but subject to Section 11.10) with respect to such participation as fully as if such Bank were the direct creditor of the Company in the amount of such participation. The Agent will keep records (which shall be conclusive and binding in the absence of manifest error) of participations purchased under this Section and will in each case notify the Banks following any such purchases or repayments.

         2.15 Security. All obligations of the Company under this Agreement, the Notes and all other Loan Documents shall be secured in accordance with the Collateral Documents.

         2.16 Extension of Revolving Termination Date. Not less than 30 days nor more than 60 days before each anniversary of the Closing Date, the Company may, by written request delivered to the Agent, request that the Revolving
Termination Date be extended by all of the Banks for a period of one year from the then-current

Revolving Termination Date; provided, however, that in no event shall the Revolving Termination Date extend beyond the seventh anniversary of the Closing Date. The Agent shall promptly notify the Banks of any such request. Such extension shall only be effective upon approval thereof in writing by each of the Agent and all of the Banks and the execution and delivery of such amendments to the Loan Documents as the Agent may require in connection with such extension. The Agent and each Bank may accept or reject any request for an extension in its sole and absolute discretion. The Agent and each Bank shall use best efforts to accept or reject any such request within 30 days after receiving notice thereof, provided that any failure by the Agent or a Bank to respond to such a request shall be deemed to be a rejection thereof.


                                   ARTICLE III
                              THE LETTERS OF CREDIT

         3.01 The Letter of Credit Subfacility. (a) On the terms and conditions set forth herein (i) the Issuing Bank agrees, (A) from time to time on any Business Day during the period from the Closing Date to the Revolving Termination Date to issue Letters of Credit for the account of the Company, and to amend or renew Letters of Credit previously issued by it, in accordance with subsections 3.02(c) and 3.02(d), and (B) to honor drafts under the Letters of Credit; and (ii) the Banks severally agree to participate in Letters of Credit Issued for the account of the Company; provided, that the Issuing Bank shall not be obligated to Issue, and no Bank shall be obligated to participate in, any Letter of Credit if as of the date of Issuance of such Letter of Credit (the "Issuance Date") (1) the Effective Amount of all L/C Obligations plus the Effective Amount of all Revolving Loans exceeds the combined Commitments, (2) the participation of any Bank in the Effective Amount of all L/C Obligations plus the Effective Amount of the Revolving Loans of such Bank exceeds such Bank's Commitment, or (3) the Effective Amount of L/C Obligations exceeds the L/C Commitment. Within the foregoing limits, and subject to the other terms and conditions hereof, the Company's ability to obtain Letters of Credit shall be fully revolving, and, accordingly, the Company may, during the foregoing period, obtain Letters of Credit to replace Letters of Credit which have expired or which have been drawn upon and reimbursed.

                  (b) The Issuing Bank is under no obligation to Issue any Letter of Credit if:

                           (i) any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain the Issuing Bank from Issuing such Letter of Credit, or any Requirement of Law applicable to the Issuing Bank or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over the Issuing Bank shall prohibit, or request that the Issuing Bank refrain from, the Issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon the Issuing Bank with respect to such Letter of Credit any restriction, reserve or capital requirement (for which the Issuing Bank is not otherwise compensated hereunder) not in effect on the Closing Date, or shall impose upon the Issuing Bank any unreimbursed loss, cost or expense which was not applicable on the Closing Date and which the Issuing Bank in good faith deems material to it;

                           (ii) the Issuing Bank has received written notice from any Bank, the Agent or the Company, on or prior to the Business Day prior to the requested date of Issuance of such Letter of Credit, that one or more of the applicable conditions contained in Article V is not then satisfied;

                           (iii) the expiry date of any requested Letter of Credit is (A) more than 364 days after the date of Issuance, unless the Majority Banks have approved such expiry date in writing, or (B) after the Revolving Termination Date;

                           (iv) the expiry date of any requested Letter of Credit is prior to the maturity date of any financial obligation to be supported by the requested Letter of Credit;

                           (v) any requested Letter of Credit does not provide for drafts, or is not otherwise in form and substance acceptable to the Issuing Bank, or the Issuance of a Letter of Credit shall violate any applicable policies of the Issuing Bank;

                           (vi) any requested Letter of Credit is for the purpose of supporting the issuance of any letter of credit by any other Person; or

                           (vi) such Letter of Credit is in a face amount less than $1,000,000 or to be denominated in a currency other than Dollars.

         3.02 Issuance, Amendment and Renewal of Letters of Credit. (a) Each Letter of Credit shall be issued upon the irrevocable written request of the Company received by the Issuing Bank (with a copy sent by the Company to the Agent) at least four days (or such shorter time as the Issuing Bank may agree in a particular instance in its sole discretion) prior to the proposed date of issuance. Each such request for issuance of a Letter of Credit shall be by facsimile, confirmed immediately in an original writing, in the form of an L/C Application, and shall specify in form and detail satisfactory to the Issuing
Bank: (i) the proposed date of issuance of the Letter of Credit (which shall be a Business Day); (ii) the face amount of the Letter of Credit; (iii) the expiry date of the Letter of Credit; (iv) the name and address of the beneficiary thereof; (v) the documents to be presented by the beneficiary of the Letter of Credit in case of any drawing thereunder; (vi) the full text of any certificate to be presented by the beneficiary in case of any drawing thereunder; and (vii) such other matters as the Issuing Bank may require.

                  (b) At least two Business Days prior to the Issuance of any Letter of Credit, the Issuing Bank will confirm with the Agent (by telephone or in writing) that the Agent has received a copy of the L/C Application or L/C Amendment Application from the Company and, if not, the Issuing Bank will provide the Agent with a copy thereof. Unless the Issuing Bank has received notice on or before the Business Day immediately preceding the date the Issuing Bank is to issue a requested Letter of Credit from the Agent (A) directing the Issuing Bank not to issue such Letter of Credit because such issuance is not then permitted under subsection 3.01(a) as a result of the limitations set forth in clauses (1) through (3) thereof or subsection 3.01(b)(ii); or (B) that one or more conditions specified in Article V are not then satisfied; then, subject to the terms and conditions hereof, the Issuing Bank shall, on the requested date, issue a Letter of Credit for the account of the Company in accordance with the Issuing Bank's usual and customary business practices.

                  (c) From time to time while a Letter of Credit is outstanding and prior to the Revolving Termination Date, the Issuing Bank will, upon the written request of the Company received by the Issuing Bank (with a copy sent by the Company to the Agent) at least four days (or such shorter time as the Issuing Bank may agree in a particular instance in its sole discretion) prior to the proposed date of amendment, amend any Letter of Credit issued by it. Each such request for amendment of a Letter of Credit shall be made by facsimile, confirmed immediately in an original writing, made in the form of an L/C Amendment Application and shall specify in form and detail satisfactory to the Issuing Bank: (i) the Letter of Credit to be amended; (ii) the proposed date of amendment of the Letter of Credit (which shall be a Business Day); (iii) the nature of the proposed amendment; and (iv) such other matters as the Issuing Bank may require. The Issuing Bank shall be under no obligation to amend any Letter of Credit if: (A) the Issuing Bank would have no obligation at such time to issue such Letter of Credit in its amended form under the terms of this Agreement; or (B) the beneficiary of any such letter of Credit does not accept the proposed amendment to the Letter of Credit. The Agent will promptly notify the Banks of the receipt by it of any L/C Application or L/C Amendment Application.

                  (d) The Issuing Bank and the Banks agree that, while a Letter of Credit is outstanding and prior to the Revolving Termination Date, at the option of the Company and upon the written request of the Company received by the Issuing Bank (with a copy sent by the Company to the Agent) at least four days (or such shorter time as the Issuing Bank may agree in a particular instance in its sole discretion) prior to the proposed date of notification of renewal, the Issuing Bank shall be entitled to authorize the automatic renewal of any Letter of Credit issued by it. Each such request for renewal of a Letter of Credit shall be made by facsimile, confirmed immediately in an original writing, in the form of an L/C Amendment Application, and shall specify in form and detail satisfactory to the Issuing Bank: (i) the Letter of Credit to be renewed; (ii) the proposed date of notification of renewal of the Letter of Credit (which shall be a Business Day);
(iii) the revised expiry date of the Letter of Credit; and (iv) such other matters as the Issuing Bank may require. The Issuing Bank shall be under no obligation so to renew any Letter of Credit if: (A) the Issuing Bank would have no obligation at such time to issue or amend such Letter of Credit in its renewed form under the terms of this Agreement; or (B) the beneficiary of any such Letter of Credit does not accept the proposed renewal of the Letter of Credit. If any outstanding Letter of Credit shall provide that it shall be automatically renewed unless the beneficiary thereof receives notice from the Issuing Bank that such Letter of Credit shall not be renewed, and if at the time of renewal the Issuing Bank would be entitled to authorize the automatic renewal of such Letter of Credit in accordance with this subsection 3.02(e) upon the request of the Company but the Issuing Bank shall not have received any L/C Amendment Application from the Company with respect to such renewal or other written direction by the Company with respect thereto, the Issuing Bank shall nonetheless be permitted to allow such Letter of Credit to renew, and the Company and the Banks hereby authorize such renewal, and, accordingly, the Issuing Bank shall be deemed to have received an L/C Amendment Application from the Company requesting such renewal.

                  (e) The Issuing Bank may, at its election (or as required by the Agent at the direction of the Majority Banks), deliver any notices of termination or other communications to any Letter of Credit beneficiary or transferee, and take any other action as necessary or appropriate, at any time and from time to time, in order to cause the expiry date of such Letter of Credit to be a date not later than the Revolving Termination Date.

                  (f) This Agreement shall control in the event of any conflict with any L/C-Related Document (other than any Letter of Credit).

                  (g)  The  Issuing   Bank  will  also  deliver  to  the  Agent,
concurrently or promptly following its delivery of a Letter of Credit, or amendment to or renewal of a Letter of Credit, to an advising bank or a beneficiary, a true and complete copy of each such Letter of Credit or amendment to or renewal of a Letter of Credit.

         3.03  Risk Participations, Drawings and Reimbursements.

                  (a) Immediately upon the Issuance of each Letter of Credit, each Bank shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Issuing Bank a participation in such Letter of Credit and each drawing thereunder in an amount equal to the product of (i) the Pro Rata Share of such Bank, times (ii) the maximum amount available to be drawn under such Letter of Credit and the amount of such drawing, respectively. For purposes of subsection 2.01(b), each Issuance of a Letter of Credit shall be deemed to utilize the Commitment of each Bank by an amount equal to the amount of such participation.

                  (b) In the event of any request  for a drawing  under a Letter of Credit by the beneficiary or transferee thereof, the Issuing Bank will promptly notify the Company. The Company shall reimburse the Issuing Bank prior to 10:00 a.m. (San Francisco time), on each date that any amount is paid by the Issuing Bank under any Letter of Credit (each such date, an "Honor Date"), in an amount equal to the amount so paid by the Issuing Bank. In the event the Company fails to reimburse the Issuing Bank for the full amount of any drawing under any Letter of Credit by 10:00 a.m. (San Francisco time) on the Honor Date, the Issuing Bank will promptly notify the Agent and the Agent will promptly notify each Bank thereof, and the Company shall be deemed to have requested that Base Rate Loans be made by the Banks to be disbursed on the Honor Date under such Letter of Credit, subject to the amount of the unutilized portion of the Revolving Commitment and subject to the conditions set forth in Section 5.02. Any notice given by the Issuing Bank or the Agent pursuant to this subsection 3.03(b) may be oral if immediately confirmed in writing (including by facsimile); provided that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice.

                  (c) Each Bank shall upon any notice pursuant to subsection 3.03(b) make available to the Agent for the account of the relevant Issuing Bank an amount in Dollars and in immediately available funds equal to its Pro Rata Share of the amount of the drawing, whereupon the participating Banks shall (subject to subsection 3.03(d)) each be deemed to have made a Loan consisting of a Base Rate Loan to the Company in that amount. If any Bank so notified fails to make available to the Agent for the account of the Issuing Bank the amount of such Bank's Pro Rata Share of the amount of the drawing by no later than 12:00 noon (San Francisco time) on the Honor Date, then interest shall accrue on such Bank's obligation to make such payment, from the Honor Date to the date such Bank makes such payment, at a rate per annum equal to the Federal Funds Rate in effect from time to time during such period. The Agent will promptly give notice of the occurrence of the Honor Date, but failure of the Agent to give any such notice on the Honor Date or in sufficient time to enable any Bank to effect such payment on such date shall not relieve such Bank from its obligations under this
Section 3.03.

                  (d) With respect to any unreimbursed drawing that is not converted into Loans consisting of Base Rate Loans to the Company in whole or in part, because of the Company's failure to satisfy the conditions set forth in
Section 5.02 or for any other reason, the Company shall be deemed to have incurred from the Issuing Bank an L/C Borrowing in the amount of such drawing, which L/C Borrowing shall be due and payable on demand (together with interest) and shall bear interest at a rate per annum equal to the Base Rate plus 2% per annum, and each Bank's payment to the Issuing Bank pursuant to subsection 3.03(c) shall be deemed payment in respect of its participation in such L/C Borrowing and shall constitute an L/C Advance from such Bank in satisfaction of its participation obligation under this Section 3.03.

                  (e) Each Bank's obligation in accordance with this Agreement to make the Loans or L/C Advances, as contemplated by this Section 3.03, as a result of a drawing under a Letter of Credit, shall be absolute and unconditional and without recourse to the Issuing Bank and shall not be affected by any circumstance, including (i) any set-off, counterclaim, recoupment, defense or other right which such Bank may have against the Issuing Bank, the Company or any other Person for any reason whatsoever; (ii) the occurrence or continuance of a Default, an Event of Default or a Material Adverse Effect; or
(iii) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing; provided, however, that each Bank's obligation to make Loans under this Section 3.03 is subject to the conditions set forth in
Section 5.02.

         3.04 Repayment of Participations. (a) Upon (and only upon) receipt by the Agent for the account of the Issuing Bank of immediately available funds from the Company (i) in reimbursement of any payment made by the Issuing Bank under the Letter of Credit with respect to which any Bank has paid the Agent for the account of the Issuing Bank for such Bank's participation in the Letter of Credit pursuant to Section 3.03 or (ii) in payment of interest thereon, the Agent will pay to each Bank, in the same funds as those received by the Agent for the account of the Issuing Bank, the amount of such Bank's Pro Rata Share of such funds, and the Issuing Bank shall receive the amount of the Pro Rata Share of such funds of any Bank that did not so pay the Agent for the account of the Issuing Bank.

                  (b) If the Agent or the Issuing Bank is required at any time to return to the Company, or to a trustee, receiver, liquidator, custodian, or any official in any Insolvency Proceeding, any portion of the payments made by the Company to the Agent for the account of the Issuing Bank pursuant to subsection 3.04(a) in reimbursement of a payment made under the Letter of

Credit or interest or fee thereon, each Bank shall, on demand of the Agent, forthwith return to the Agent or the Issuing Bank the amount of its Pro Rata Share of any amounts so returned by the Agent or the Issuing Bank plus interest thereon from the date such demand is made to the date such amounts are returned by such Bank to the Agent or the Issuing Bank, at a rate per annum equal to the Federal Funds Rate in effect from time to time.

         3.05 Role of the Issuing Bank. (a) Each Bank and the Company agree that, in paying any drawing under a Letter of Credit, the Issuing Bank shall not have any responsibility to obtain any document (other than any sight draft and certificates expressly required by the Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document.

                  (b) No Agent Related Person nor any of the respective correspondents, participants or assignees of the Issuing Bank shall be liable to any Bank for: (i) any action taken or omitted in connection herewith at the request or with the approval of the Banks (including the Majority Banks, as applicable); (ii) any action taken or omitted in the absence of gross negligence or willful misconduct; or (iii) the due execution, effectiveness, validity or enforceability of any L/C-Related Document.

                  (c) The Company hereby assumes all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit; provided, however, that this assumption is not intended to, and shall not, preclude the Company's pursuing such rights and remedies as it may have against the beneficiary or transferee at law or under any other agreement. No Agent Related Person, nor any of the respective correspondents, participants or assignees of the Issuing Bank, shall be liable or responsible for any of the matters described in clauses (i) through (vii) of Section 3.06; provided, however, anything in such clauses to the contrary notwithstanding, that the Company may have a claim against the Issuing Bank, and the Issuing Bank may be liable to the Company, to the extent, but only to the extent, of any direct, as opposed to consequential or exemplary, damages suffered by the Company which the Company proves were caused by the Issuing Bank's willful misconduct or gross negligence or the Issuing Bank's willful failure to pay under any Letter of Credit after the presentation to it by the beneficiary of a sight draft and certificate(s) strictly complying with the terms and conditions of a Letter of Credit. In furtherance and not in limitation of the foregoing: (i) the Issuing Bank may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary; and (ii) the Issuing Bank shall not be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason.

         3.06 Obligations Absolute. The obligations of the Company under this Agreement and any L/C-Related Document to reimburse the Issuing Bank for a drawing under a Letter of Credit, and to repay any L/C Borrowing and any drawing under a Letter of Credit converted into Revolving Loans, shall be unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement and each such other L/C-Related Document under all circumstances, including the following:

                  (i) any lack of validity or enforceability of this Agreement or any L/C-Related Document;

                  (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the obligations of the Company in respect of any Letter of Credit or any other amendment or waiver of or any consent to departure from all or any of the L/C-Related Documents;

                  (iii) the existence of any claim, set-off, defense or other right that the Company may have at any time against any beneficiary or any transferee of any Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), the Issuing Bank or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by the L/C-Related Documents or any unrelated transaction;

                  (iv) any draft, demand, certificate or other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any Letter of Credit;

                  (v) any payment by the Issuing Bank under any Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of any Letter of Credit; or any payment made by the Issuing Bank under any Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of any Letter of Credit, including any arising in connection with any Insolvency Proceeding;

                  (vi) any exchange, release or non perfection of any collateral, or any release or amendment or waiver of or consent to departure from any other guarantee, for all or any of the obligations of the Company in respect of any Letter of Credit; or

                  (vii) any other circumstance or happening whatsoever,  whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Company or a guarantor.

         3.07 Cash Collateral Pledge. Upon (i) the request of the Agent, (A) if the Issuing Bank has honored any full or partial drawing request on any Letter of Credit and such drawing has resulted in an L/C Borrowing hereunder, or (B) if, as of the Revolving Termination Date, any Letters of Credit may for any reason remain outstanding and partially or wholly undrawn, or (ii) the occurrence of the circumstances described in Section 2.07 requiring the Company to Cash Collateralize Letters of Credit, then, the Company shall immediately Cash Collateralize the L/C Obligations in an amount equal to such L/C Obligations.

         3.08 Letter of Credit Fees. (a) The Company shall pay to the Agent for the account of each of the Banks a letter of credit fee computed on a quarterly basis in advance on the first Business Day of each calendar quarter with respect to the Letters of Credit equal to the product of (i) the applicable percentage set forth below opposite the Company's Leverage Ratio and (ii) the average daily maximum amount available to be drawn under the outstanding Letters of Credit for such quarter, as calculated by the Agent. Such letter of credit fees shall be due and payable quarterly in advance on the 30th day of each March, June, September and December, commencing June 30, 1996, through the Revolving Termination Date, with the final payment to be made on the Revolving Termination Date.

                                    Letter of
Leverage Ratio                                         Credit Fee

Less than 1.0                                           0.275%

1.0 through 1.49                                        0.325%

1.5 through 1.99                                        0.425%

2.0 or greater                                          0.650%


The percentage used to determine the letter of credit fee shall be based on the Leverage Ratio as set forth in the most recent Compliance Certificate, and shall be effective from and including the date the Agent receives such Compliance Certificate to but excluding the date on which the Agent receives the next Compliance Certificate; provided, however, that if the Agent does not receive a Compliance Certificate by the date required by Section 7.02(b), the percentage shall, effective as of such date, be the highest percentage set forth above to but excluding the date the Agent receives such Compliance Certificate. Subject to the foregoing proviso, until the delivery of the first Compliance Certificate after the Closing Date, the percentage shall be 0.325%.

                  (b) The Company shall pay to the Issuing Bank, for its sole account, a letter of credit fronting fee for each Letter of Credit Issued by the Issuing Bank equal to .125% of the face amount (or increased face amount, as the case may be) of such Letter of Credit. Such Letter of Credit fronting fee shall be due and payable on each date of Issuance of a Letter of Credit.

                  (c) The Company shall pay to the Issuing Bank, for its sole account, from time to time on demand the normal issuance, presentation, amendment and other processing fees, and other standard costs and charges, of the Issuing Bank relating to letters of credit as from time to time in effect.

         3.09 Uniform Customs and Practice. The Uniform Customs and Practice for Documentary Credits as published by the International Chamber of Commerce most recently at the time of issuance of any Letter of Credit shall (unless otherwise expressly provided in the Letters of Credit) apply to the Letters of Credit.


                                   ARTICLE IV
                     TAXES, YIELD PROTECTION AND ILLEGALITY

         4.01 Taxes. (a) Any and all payments by the Company to each Bank or the Agent under this Agreement and any other Loan Document shall be made free and clear of, and without deduction or withholding for, any Taxes. In addition, the Company shall pay all Other Taxes.

                  (b) If the Company shall be required by law to deduct or withhold any Taxes or Other Taxes from or in respect of any sum payable hereunder to any Bank or the Agent, then:

                           (i) the sum payable  shall be  increased as necessary
         so that, after making all required deductions and withholdings (including deductions and withholdings applicable to additional sums payable under this Section), such Bank or the Agent, as the case may be, receives and retains an amount equal to the sum it would have received and retained had no such deductions or withholdings been made;

                           (ii) the Company shall make such deductions and withholdings;

                           (iii) the Company shall pay the full amount deducted or withheld to the relevant taxing authority or other authority in accordance with applicable law; and

                           (iv) the Company shall also pay to each Bank or the Agent for the account of such Bank, at the time interest is paid, Further Taxes in the amount that the respective Bank specifies as necessary to preserve the after-tax yield the Bank would have received if such Taxes, Other Taxes or Further Taxes had not been imposed.

                  (c) The Company agrees to indemnify and hold harmless each Bank and the Agent for the full amount of (i) Taxes, (ii) Other Taxes, and (iii) Further Taxes in the amount that the respective Bank specifies as necessary to preserve the after-tax yield the Bank would have received if such Taxes, Other Taxes or Further Taxes had not been imposed, and any liability (including penalties, interest, additions to tax and expenses) arising therefrom or with respect thereto, whether or not such Taxes, Other Taxes or Further Taxes were correctly or legally asserted. Payment under this indemnification shall be made within 30 days after the date the Bank or the Agent makes written demand therefor.

                  (d) Within 30 days after the date of any payment by the Company of Taxes, Other Taxes or Further Taxes, the Company shall furnish to each Bank or the Agent the original or a certified copy of a receipt evidencing payment thereof, or other evidence of payment satisfactory to such Bank or the Agent.

                  (e) If the Company is required to pay any amount to any Bank or the Agent pursuant to subsection (b) or (c) of this Section, then such Bank shall use reasonable efforts (consistent with legal and regulatory restrictions) to change the jurisdiction of its Lending Office so as to eliminate any such additional payment by the Company which may thereafter accrue, if such change in the sole judgment of such Bank is not otherwise disadvantageous to such Bank.

         4.02 Illegality. (a) If any Bank determines that the introduction of any Requirement of Law, or any change in any Requirement of Law, or in the interpretation or administration of any Requirement of Law, has made it unlawful, or that any central bank or other Governmental Authority has asserted that it is unlawful, for any Bank or its applicable Lending Office to make LIBOR Rate Loans, then, on notice thereof by the Bank to the Company through the Agent, any obligation of that Bank to make LIBOR Rate Loans shall be suspended until the Bank notifies the Agent and the Company that the circumstances giving rise to such determination no longer exist.

                  (b) If a Bank determines that it is unlawful to maintain any LIBOR Rate Loan, the Company shall, upon its receipt of notice of such fact and demand from such Bank (with a copy to the Agent), prepay in full such LIBOR Rate Loans of that Bank then outstanding, together with interest accrued thereon and amounts required under Section 4.04, either on the last day of the Interest Period thereof, if the Bank may lawfully continue to maintain such LIBOR Rate Loans to such day, or immediately, if the Bank may not lawfully continue to maintain such LIBOR Rate Loan. If the Company is required to so prepay any LIBOR Rate Loan, then concurrently with such prepayment, the Company shall borrow from the affected Bank, in the amount of such repayment, a Base Rate Loan.

                  (c) If the obligation of any Bank to make or maintain LIBOR Rate Loans has been so terminated or suspended, the Company may elect, by giving notice to the Bank through the Agent that all Loans which would otherwise be made by the Bank as LIBOR Rate Loans shall be instead Base Rate Loans.

         4.03 Increased Costs and Reduction of Return. (a) If any Bank determines that, due to either (i) the introduction of or any change in or in the interpretation of any law or regulation or (ii) the compliance by that Bank with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law), there shall be any increase in the cost to such Bank of agreeing to make or making, funding or maintaining any LIBOR Rate Loans or participating in Letters of Credit, or, in the case of the Issuing Bank, any increase in the cost to the Issuing Bank of agreeing to issue, issuing or maintaining any Letter of Credit or of agreeing to make or making, funding or maintaining any unpaid drawing under any Letter of Credit, then the Company shall be liable for, and shall from time to time, upon demand (with a copy of such demand to be sent to the Agent), pay to the Agent for the account of such Bank, additional amounts as are sufficient to compensate such Bank for such increased costs.

                  (b) If any Bank shall have determined that (i) the introduction of any Capital Adequacy Regulation, (ii) any change in any Capital Adequacy Regulation, (iii) any change in the interpretation or administration of any Capital Adequacy Regulation by any central bank or other Governmental Authority charged with the interpretation or administration thereof, or (iv) compliance by the Bank (or its Lending Office) or any corporation controlling the Bank with any Capital Adequacy Regulation, affects or would affect the amount of capital required or expected to be maintained by the Bank or any corporation controlling the Bank and (taking into consideration such Bank's or such corporation's policies with respect to capital adequacy and such Bank's desired return on capital) determines that the amount of such capital is increased as a consequence of its Commitment, loans, credits or obligations under this Agreement, then, upon demand of such Bank to the Company through the Agent, the Company shall pay to the Bank, from time to time as specified by the Bank, additional amounts sufficient to compensate the Bank for such increase.

         4.04 Funding Losses. The Company shall reimburse each Bank and hold each Bank harmless from any loss or expense which the Bank may sustain or incur as a consequence of:

                  (a) the failure of the Company to make on a timely basis any payment of principal of any LIBOR Rate Loan;

                  (b) the failure of the Company to borrow, continue or convert a Loan after the Company has given (or is deemed to have given) a Notice of Borrowing or a Notice of Conversion/ Continuation;

                  (c) the failure of the Company to make any prepayment in accordance with any notice delivered under Section 2.06;

                  (d) the prepayment (including pursuant to Section 2.07) or other payment (including after acceleration thereof) of a LIBOR Rate Loan on a day that is not the last day of the relevant Interest Period; or

                  (e) the automatic conversion under Section 2.04 of any LIBOR Rate Loan into a Base Rate Loan on a day that is not the last day of the relevant Interest Period;

including any such loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain its LIBOR Rate Loans or from fees payable to terminate the deposits from which such funds were obtained. For purposes of calculating amounts payable by the Company to the Banks under this Section and under subsection 4.03(a), each LIBOR Rate Loan made by a Bank (and each related reserve, special deposit or similar requirement) shall be conclusively deemed to have been funded at the LIBOR used in determining the LIBOR Rate for such LIBOR Rate Loan by a matching deposit or other borrowing in the interbank eurodollar market for a comparable amount and for a comparable period, whether or not such LIBOR Rate Loan is in fact so funded.

         4.05 Inability to Determine Rates. If the Agent determines that for any reason adequate and reasonable means do not exist for determining the LIBOR Rate for any requested Interest Period with respect to a proposed LIBOR Rate Loan, or that the LIBOR Rate applicable pursuant to subsection 2.09(a) for any requested Interest Period with respect to a proposed LIBOR Rate Loan does not adequately and fairly reflect the cost to the Banks of funding such Loan, the Agent will promptly so notify the Company and each Bank. Thereafter, the obligation of the Banks to make or maintain LIBOR Rate Loans hereunder shall be suspended until the Agent revokes such notice in writing. Upon receipt of such notice, the Company may revoke any Notice of Borrowing or Notice of Conversion/Continuation then submitted by it. If the Company does not revoke such Notice, the Banks shall make, convert or continue the Loans, as proposed by the Company, in the amount specified in the applicable notice submitted by the Company, but such Loans shall be made, converted or continued as Base Rate Loans instead of LIBOR Rate Loans.

         4.06 Certificates of Banks. Any Bank claiming reimbursement or compensation under this Article IV shall deliver to the Company (with a copy to the Agent) a certificate setting forth in reasonable detail the amount payable to the Bank hereunder and such certificate shall be conclusive and binding on the Company in the absence of manifest error.

         4.07 Survival.  The  agreements and  obligations of the Company in this
Article IV shall survive the payment of all other Obligations.


                                    ARTICLE V
                              CONDITIONS PRECEDENT

         5.01 Conditions of Initial Credit Extensions. The obligation of each Bank to make its initial Credit Extension hereunder is subject to the condition that the Agent shall have received on or before the Closing Date all of the following, in form and substance satisfactory to the Agent and each Bank, and in sufficient copies for each Bank:

                  (a) Credit Agreement and Notes. This Agreement and the Notes executed by each party thereto;

                  (b)      Resolutions; Incumbency.

                           (i) Copies of the resolutions of the board of directors of the Company and each Pledgor Subsidiary authorizing the transactions contemplated hereby, certified as of the Closing Date by the Secretary or an Assistant Secretary of the Company and each such Pledgor Subsidiary; and

                           (ii) A certificate of the Secretary or Assistant Secretary of the Company and each Pledgor Subsidiary certifying the names and true signatures of the officers of the Company or such Pledgor Subsidiary (as the case may be) authorized to execute, deliver and perform, as applicable, this Agreement, and all other Loan Documents to be delivered by it hereunder;

                  (c) Organization Documents; Good Standing. Each of the following documents:

                           (i) the articles or certificate of incorporation and the bylaws of the Company as in effect on the Closing Date, certified by the Secretary or Assistant Secretary of the Company as of the Closing Date; and

                           (ii)  a  good   standing   and  tax   good   standing
         certificate for the Company and each of its Subsidiaries from the Secretary of State (or similar, applicable Governmental

         Authority) of its state of incorporation and each state where the Company or such Subsidiary (as the case may be) is qualified to do business as a foreign corporation as of a recent date, together with a bring-down certificate by facsimile, dated the Closing Date;

                  (d) Legal Opinions. Opinions of (i) Morgan, Lewis & Bockius, special California counsel to the Company; (ii) internal Nevada counsel to the Company; and (iii) local counsel to the Company and its Subsidiaries in such other jurisdictions where Subsidiaries whose stock is subject to the Pledge Agreements are organized, each addressed to the Agent and the Banks and collectively addressing the matters set forth in Exhibit D with respect to the Company and its Subsidiaries.

                  (e) Payment of Fees. Evidence of payment by the Company of all accrued and unpaid fees, costs and expenses to the extent then due and payable on the Closing Date, together with Attorney Costs of BofA to the extent invoiced prior to or on the Closing Date, plus such additional amounts of Attorney Costs as shall constitute BofA's reasonable estimate of Attorney Costs incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude final settling of accounts between the Company and
BofA); including any such costs, fees and expenses arising under or referenced in Sections 2.10 and 11.04;

                  (f) Certificate. A certificate signed by a Responsible Officer, dated as of the Closing Date, stating that:

                           (i) the representations  and warranties  contained in
         Article IV are true and correct on and as of such date, as though made on and as of such date;

                           (ii) no Default or Event of Default exists or would result from the Credit Extension; and

                           (iii) there has occurred since December 31, 1994, no event or circumstance that has resulted or could reasonably be expected to result in a Material Adverse Effect; and

                  (g) Collateral Documents. The Pledge Agreements, executed by the Company and each Pledgor Subsidiary, covering the capital stock of all Subsidiaries other than those Excluded Subsidiaries listed on Schedule 5.01(g), in appropriate form for recording, where necessary, together with:

                           (i) acknowledgment copies of all UCC-1 financing statements filed, registered or recorded to perfect the security interests of the Agent for the benefit of the Banks, or other evidence satisfactory to the Agent that there has been filed, registered or recorded all financing statements and other filings, registrations and recordings necessary and advisable to perfect the Liens of the Agent for the benefit of the Banks in accordance with applicable law;

                           (ii)  written  advice   relating  to  such  Lien  and
         judgment  searches  as  the  Agent  shall  have  requested,   and  such
         termination statements or other documents as may be necessary to confirm that the Collateral is subject to no other Liens in favor of any Persons (other than Permitted Liens);

                           (iii) all certificates and instruments representing the Pledged Collateral, stock transfer powers executed in blank with signatures guaranteed as the Agent or the Banks may specify;

                           (iv) evidence that all other actions necessary or, in the opinion of the Agent or the Banks, desirable to perfect and protect the first priority security interest created by the Pledge Agreements have been taken;

                           (v) funds sufficient to pay any filing or recording tax or fee in connection with any and all UCC-1 financing statements; and

                           (vi) evidence that all other actions necessary or, in the opinion of the Agent or the Banks, desirable to perfect and protect the first priority Lien created by the Collateral Documents, and to enhance the Agent's ability to preserve and protect its interests in and access to the Collateral, have been taken;

                  (h) Regulatory Compliance. A certificate of a Responsible Officer on behalf of each of the HMO Subsidiaries to the effect that such HMO Subsidiary is in compliance in all material respects with the requirements of all applicable HMO Regulations, including such Regulatory Tangible Net Equity Requirements as are applicable to such HMO Subsidiary, and with all other Requirements of Law; and

                  (i) Other Documents. Such other approvals, opinions, documents or materials as the Agent or any Bank may request.

         5.02 Conditions to All Credit Extensions. The obligation of each Bank to make any Loan to be made by it (including its initial Loan) and the obligation of the Issuing Bank to Issue any Letter of Credit (including the initial Letter of Credit) is subject to the satisfaction of the following conditions precedent on the relevant Borrowing Date or Issuance Date:

                  (a) Notice, Application. The Agent shall have received (with, in the case of the initial Loan only, a copy for each Bank) a Notice of Borrowing or, in the case of any Issuance of any Letter of Credit, the Issuing Bank and the Agent shall have received an L/C Application or L/C Amendment Application, as required under Section 3.02;

                  (b) Continuation of Representations and Warranties. The representations and warranties in Article IV hereof and in the Pledge Agreements shall be true and correct on and as of such Borrowing Date or Issuance Date (in all material respects if such date is a date subsequent to the Closing Date) with the same effect as if made on and as of such Borrowing Date or Issuance Date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct as of such earlier date); and

                  (c) No Existing Default. No Default or Event of Default shall exist or shall result from such Borrowing or Issuance.

Each Notice of Borrowing and L/C Application or L/C Amendment Application submitted by the Company hereunder shall constitute a representation and warranty by the Company hereunder, as of the date of each such notice and as of each Borrowing Date or Issuance Date, as applicable, that the conditions in this
Section 5.02 are satisfied.


                                   ARTICLE VI
                         REPRESENTATIONS AND WARRANTIES

         The Company represents and warrants to the Agent and each Bank that:

         6.01 Corporate Existence and Power. The Company and each of its Subsidiaries:

                  (a) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation;

                  (b) has the corporate power and authority and all governmental licenses, authorizations, consents and approvals to own or hold under lease its property and other assets, carry on its business as currently conducted by it and to execute, deliver, and perform its obligations under the Loan Documents;

                  (c) is duly qualified as a foreign corporation and is licensed and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification or license, except where the failure to be so licensed or qualified would not have, individually or in the aggregate, a Material Adverse Effect; and

                  (d) is in compliance with all Requirements of Law, except for such instances of non compliance as would not have, individually or in the aggregate, a Material Adverse Effect.

         6.02 Corporate Authorization; No Contravention. The execution, delivery and performance by the Company of this Agreement, the Pledge Agreements and each other Loan Document to which the Company or any Pledgor Subsidiary is party, have been duly authorized by all necessary corporate action, and do not and will not:

                  (a) contravene the terms of any of the Company's or the Pledgor Subsidiaries' Organization Documents;

                  (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, any document evidencing any Contractual Obligation to which the Company is a party or any order, injunction, writ or decree of any Governmental Authority to which the Company or any Pledgor
Subsidiary or any of their respective property is subject, except for such instances as would not have, individually or in the aggregate, a Material Adverse Effect; or

                  (c)      violate any Requirement of Law.

         6.03 Authorization, Approval, etc. Except as set forth on Schedule 6.03, no approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person (except for recordings or filings in connection with the Liens granted to the Agent under the Collateral Documents) is necessary or required in connection with the execution, delivery or performance by, or enforcement against, the Company or any of its Subsidiaries of the Agreement, the Pledge Agreements or any other Loan Document including:

                  (a) the pledge by the Company and the Pledgor Subsidiaries of any Collateral pursuant to the Pledge Agreements or the execution, delivery, and performance of the Pledge Agreements by the Company and the Pledgor Subsidiaries; and

                  (b) the exercise by the Agent of the voting or other rights provided for in the Pledge Agreements, or, except with respect to any Pledged Shares, as may be required in connection with a disposition of such Pledged Shares by laws affecting the offering and sale of securities generally, the remedies in respect of the Collateral pursuant to the Pledge Agreements.

         6.04 Binding Effect. This Agreement, the Pledge Agreements and each other Loan Document to which the Company or any Pledgor Subsidiary is a party constitute the legal, valid and binding obligations of the Company or such Pledgor Subsidiary (as the case may be), enforceable against the Company or such Pledgor Subsidiary

(as the case may be) in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

         6.05 Litigation. Except as set forth on Schedule 6.05, there are no actions, suits, proceedings, claims or disputes pending which have been served, or to the best knowledge of the Company, otherwise pending, threatened or contemplated, at law, in equity, in arbitration or before any Governmental Authority, against the Company, or its Subsidiaries or any of their respective properties which:

                  (a) purport to affect or pertain to this Agreement or any other Loan Document, or any of the transactions contemplated hereby or thereby; or

                  (b) if determined adversely to the Company or its Subsidiaries, would reasonably be expected to have a Material Adverse Effect. No injunction, writ, temporary restraining order or any order of any nature has been issued by any court or other Governmental Authority purporting to enjoin or restrain the execution, delivery or performance of this Agreement or any other Loan Document, or directing that the transactions provided for herein or therein not be consummated as herein or therein provided.

         6.06 No Default. No Default or Event of Default exists or would result from the incurring of any Obligations by the Company or any of its Subsidiaries or from the grant or perfection of the Liens of the Agent and the Banks on the Collateral. As of the Closing Date, neither the Company nor any Subsidiary is in default under or with respect to any Contractual Obligation in any respect which, individually or together with all such defaults, could reasonably be expected to have a Material Adverse Effect, or that would, if such default had occurred after the Closing Date, create an Event of Default under subsection 9.01(e).

         6.07  Compliance with Laws and ERISA.

                  (a) Except as set forth on Schedule  6.03, the Company and its
Subsidiaries are in compliance with the requirements of all applicable laws, rules, regulations and orders of every governmental authority, the non compliance with which might materially adversely affect the business, properties, assets, operations, condition (financial or otherwise) or prospects of the Company or the value of the Collateral or the worth of the Collateral as collateral security.

                  (b) Each Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code and other federal or state law. Each Plan which is intended to qualify under Section

401(a) of the Code has received a favorable determination letter from the IRS and to the best knowledge of the Company, nothing has occurred which would cause the loss of such qualification. The Company and each ERISA Affiliate has made all required contributions to any Plan subject to Section 412 of the Code, and no application for a funding waiver or an extension of any amortization period pursuant to Section 412 of the Code has been made with respect to any Plan.

                  (c) There are no pending (and served) or, to the best knowledge of Company, otherwise pending or threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan which has resulted or could reasonably be expected to result in a Material Adverse Effect. There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan which has resulted or could reasonably be expected to result in a Material Adverse Effect.

                  (d) (i) No ERISA Event has occurred or is reasonably expected to occur; (ii) no Pension Plan has any Unfunded Pension Liability; (iii) neither the Company nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability under Title IV of ERISA with respect to any Pension Plan (other than premiums due and not delinquent under Section 4007 of ERISA); (iv) neither the Company nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under
Section 4201 or 4243 of ERISA with respect to a Multiemployer Plan; and (v) neither the Company nor any ERISA Affiliate has engaged in a transaction that could be subject to Section 4069 or 4212(c) of ERISA.

         6.08 Use of Proceeds; Margin Regulations. The proceeds of the Loans are to be used solely for the purposes set forth in and permitted by Section 7.12 and Section 8.07. Neither the Company nor any Subsidiary is generally engaged in the business of purchasing or selling Margin Stock or extending credit for the purpose of purchasing or carrying Margin Stock.

         6.09 Title to Property and Collateral; No Liens. The Company and each Subsidiary have good record and marketable title in fee simple to, or valid leasehold interests in, all real property necessary or used in the ordinary conduct of their respective businesses, except for such defects in title as could not, individually or in the aggregate, have a Material Adverse Effect. The Company and the Pledgor Subsidiaries are the legal and beneficial owners of, and have good and marketable title to (and have full right and authority to pledge, hypothecate, mortgage and deliver) all the Collateral that is subject to their respective Pledge Agreements. As of the Closing Date, all the Collateral and other property of the Company and its Subsidiaries are subject to no Liens, other than Permitted Liens. Even after the Closing Date, the Collateral shall continue not to be subject to any Liens, other than Permitted Liens.

         6.10 As to Pledged Shares. Except as disclosed in Schedule 6.10, all Pledged Shares are duly authorized and validly issued, fully paid, and non assessable, and constitute all of the issued and outstanding shares of capital stock of the Subsidiaries whose shares have been pledged by the Company and the Pledgor Subsidiaries under the Pledge Agreements. Other than the Pledged Shares, no Subsidiary whose shares have been pledged under the Pledge Agreements has outstanding any capital stock or other securities convertible into or exchangeable for any of its capital stock, nor will it have outstanding any rights to subscribe for or to purchase, or any warrants or options for the purchase of, or any agreements (contingent or otherwise) providing for the issuance of, or any calls, commitments or claims of any character relating to, any of its capital stock or any securities convertible into or exchangeable for any of its capital stock.

         6.11 Taxes. The Company and its Subsidiaries have filed all Federal and other material tax returns and reports required to be filed, and have paid all Federal and other material taxes, assessments, fees and other governmental charges levied or imposed upon them or their properties, income or assets otherwise due and payable, except those which are being contested in good faith by appropriate proceedings and for which adequate reserves have been provided in accordance with GAAP. There is no proposed tax assessment against the Company or any Subsidiary that would, if made, have a Material Adverse Effect.

         6.12 Financial Condition. (a) The audited consolidated financial statements of the Company and its Subsidiaries dated December 31, 1995, and the related consolidated statements of income or operations, shareholders' equity and cash flows for the fiscal year ended on that date:

                           (i)   were   prepared   in   accordance   with   GAAP
         consistently applied throughout the period covered thereby, except as otherwise expressly noted therein;

                           (ii) fairly present the financial condition of the Company and its Subsidiaries as of the date thereof and results of operations for the period covered thereby; and

                           (iii) except as specifically disclosed in Schedule 6.11, show all material indebtedness and other liabilities, direct or contingent, of the Company and its consolidated Subsidiaries as of the date thereof, including liabilities for taxes, material commitments and Contingent Obligations.

                  (b) Since December 31, 1995, there has been no Material Adverse Effect.

         6.13 Environmental Matters. The Company conducts in the ordinary course of business a review of the effect of existing Environmental Laws and existing Environmental Claims on its business, operations and properties, and as a result thereof the Company has reasonably concluded that, except as specifically disclosed in Schedule 6.13, such Environmental Laws and Environmental Claims could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

         6.14 Collateral Documents. (a) The provisions of the Pledge Agreements and the delivery of the Collateral pursuant thereto are effective to create in favor of the Agent for the benefit of the Banks, a legal, valid and enforceable first priority security interest in all right, title and interest of the Company and its Subsidiaries in the Collateral described therein and all proceeds thereof. Except as contemplated by this Agreement, no filing or other action will be necessary to perfect or protect such security interest.

                  (b) All representations and warranties of the Company and the Pledgor Subsidiaries contained in the Collateral Documents are true and correct.

         6.15 Regulated Entities. None of the Company, any Person controlling the Company, or any Subsidiary, is an "Investment Company" within the meaning of the Investment Company Act of 1940. The Company is not subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act, any state public utilities code, or any other Federal or state statute or regulation limiting its ability to incur Indebtedness.

         6.16 No Burdensome Restrictions. Neither the Company nor any Subsidiary is a party to or bound by any Contractual Obligation, or subject to any restriction in any Organization Document, or any Requirement of Law, which could reasonably be expected to have a Material Adverse Effect.

         6.17 Copyrights, Patents, Trademarks and Licenses, etc. The Company or its Subsidiaries own or are licensed or otherwise have the right to use all of the patents, trademarks, service marks, trade names, copyrights, contractual franchises, authorizations and other rights that are reasonably necessary for the operation of their respective businesses, without conflict with the rights of any other Person. To the best knowledge of the Company, no slogan or other advertising device, product, process, method, substance, part or other material now employed, or now contemplated to be employed, by the Company or any Subsidiary infringes upon any rights held by any other Person. No claim or litigation regarding any of the foregoing is pending or threatened, and no patent, invention, device, application, principle or any statute, law, rule, regulation, standard or code is pending or, to the knowledge of the Company, proposed, which, in either case, could reasonably be expected to have a Material Adverse Effect.

         6.18 Subsidiaries. As of the Closing Date, the Company has no Subsidiaries other than those specifically disclosed in part (a) of Schedule
6.18 hereto and has no equity investments in any other corporation or entity constituting 20% or more of the outstanding equity interests in such corporation or entity other than those specifically disclosed in part (b) of Schedule 6.18. Set forth in part (c) of Schedule 6.18 is a list of all Excluded Subsidiaries as of the Closing Date.

         6.19 Insurance. Except as specifically disclosed in Schedule 6.19, the properties of the Company and its Subsidiaries are insured with financially sound and reputable insurance companies not Affiliates of the Company, in such amounts, with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where the Company or such Subsidiary operates.

         6.20 Swap Obligations. Neither the Company nor any of its Subsidiaries has incurred any outstanding obligations under any Swap Contracts. The Company has undertaken its own independent assessment of its consolidated assets, liabilities and commitments and has considered appropriate means of mitigating and managing risks associated with such matters and has not relied on any swap counterparty or any Affiliate of any swap counterparty in determining whether to enter into any Swap Contract.

         6.21 Full Disclosure. None of the representations or warranties made by the Company or any Subsidiary in the Loan Documents as of the date such representations and warranties are made or deemed made, and none of the statements contained in any exhibit, report, statement or certificate furnished by or on behalf of the Company or any Subsidiary in connection with the Loan Documents (including the offering and disclosure materials delivered by or on behalf of the Company to the Banks prior to the Closing Date), contains any untrue statement of a material fact or omits any material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they are made, not misleading as of the time when made or delivered.

         6.22 Business Activity. Neither the Company nor any of its Subsidiaries is engaged in any line or lines of business activity other than the Health Care Business.

         6.23 Licensing, Etc. Each HMO Subsidiary maintains (i) all licenses and certifications required pursuant to any HMO
Regulation; (ii) all certifications and authorizations necessary to ensure that each of the HMO Subsidiaries is eligible for all reimbursements available under the HMO Regulations to the extent applicable to HMOs of their type; and (iii) all licenses, permits, authorizations and qualifications required under the HMO Regulations in connection with the ownership or operation of HMOs; except where the failure to maintain the items described in any of the preceding three clauses would not have a Material Adverse Effect.


                                   ARTICLE VII
                              AFFIRMATIVE COVENANTS

         So long as any Bank shall have any Commitment hereunder, or any Loan or other Obligation shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding, unless the Majority Banks waive compliance in writing:

         7.01 Financial Statements. The Company shall deliver to the Agent, in form and detail satisfactory to the Agent and the Majority Banks, with sufficient copies for each Bank:

                  (a) as soon as available, but not later than 120 days after the end of each fiscal year (commencing with the fiscal year ended December 31, 1995 as provided in Section 6.12), a copy of the audited consolidated balance sheets of the Company and its Subsidiaries as at the end of such year and the related consolidated statements of income or operations, shareholders' equity and cash flows for such year, setting forth in each case in comparative form the figures for the previous fiscal year, and accompanied by the opinion of Deloitte & Touche or another nationally-recognized independent public accounting firm ("Independent Auditor") which report shall state that such consolidated financial statements present fairly the financial position for the periods indicated in conformity with GAAP applied on a basis consistent with prior years. Such opinion shall not be qualified or limited because of a restricted or limited examination by the Independent Auditor of any material portion of the Company's or any Subsidiary's records;

                  (b) as soon as available, but not later than 45 days after the end of each of the first three fiscal quarters of each fiscal year (commencing with the fiscal quarter ended March 31, 1996), a copy of the unaudited consolidated balance sheets of the Company and its Subsidiaries as of the end of such quarter and the related consolidated statements of income and cash flows for the period commencing on the first day and ending on the last day of such quarter, and certified by a Responsible Officer as fairly presenting, in accordance with GAAP (subject to ordinary, good faith year-end audit adjustments), the financial position and the results of operations of the Company and the Subsidiaries;

                  (c) as soon as available, but not later than 120 days after the end of each fiscal year (commencing with the fiscal year ended December 31, 1995), a copy of an unaudited consolidating balance sheets of the Company and its Subsidiaries as at the end of such year and the related consolidating statements of income for such year, certified by a Responsible Officer as having been developed and used in connection with the preparation of the financial statements referred to in subsection 7.01(a); and

                  (d) as soon as available, but not later than 45 days after the end of each of the first three fiscal quarters of each fiscal year (commencing with the fiscal quarter ended March 31, 1996), a copy of the unaudited consolidating balance sheets of the Company and its Subsidiaries, and the related consolidating statements of income for such quarter, all certified by a Responsible Officer as having been developed and used in connection with the preparation of the financial statements referred to in subsection 7.01(b).

         7.02 Certificates; Other Information. The Company shall furnish to the Agent, with sufficient copies for each Bank:

                  (a) concurrently with the delivery of the financial statements referred to in subsection 7.01(a), a certificate of the Independent Auditor stating that in making the examination necessary therefor no knowledge was obtained of any Default or Event of Default, except as specified in such certificate;

                  (b) concurrently with the delivery of the financial statements referred to in subsections 7.01(a) and (b), a Compliance Certificate executed by a Responsible Officer;

                  (c) promptly, copies of all financial statements and reports that the Company sends to its shareholders, and copies of all financial statements and regular, periodical or special reports (including Forms 10K, 10Q and 8K) that the Company or any Subsidiary may make to, or file with, the SEC;

                  (d) promptly following the receipt of the same, a copy of each notice relating to the loss by the Company or any HMO Subsidiary of any material operating permit, license or certification by any HMO Regulator;

                  (e) promptly following the receipt of the same, all correspondence received by the Company or any Subsidiary (other than correspondence in draft form) from an HMO Regulator which asserts that the Company or any HMO Subsidiary is not in substantial compliance with any HMO Regulation or which threatens the taking of any action against the Company or any Subsidiary under any HMO Regulation;

                  (f) from time to time upon receipt of a written request by the Agent or any Bank specifying in reasonable detail the types of documents to be provided, copies of any and all statements, audits, studies or reports submitted by or on behalf of the Company or any HMO Subsidiary to any HMO Regulator; and

                  (g) promptly, such additional information regarding the business, financial or corporate affairs of the Company or any Subsidiary as the Agent, at the request of any Bank, may from time to time reasonably request in writing.

         7.03 Notices. The Company shall promptly notify the Agent and each Bank:

                  (a) of the occurrence of any Default or Event of Default, and of the occurrence or existence of any event or circumstance that could, with reasonable foreseeability, become a Default or Event of Default;

                  (b) of any matter that has resulted or may reasonably be expected to result in a Material Adverse Effect, including (i) breach or non performance of, or any default under, a Contractual Obligation of the Company or any Subsidiary; (ii) any dispute, litigation, investigation, proceeding or suspension between the Company or any Subsidiary and any Governmental Authority; or (iii) the commencement of, or any material development in, any litigation or proceeding affecting the Company or any Subsidiary; including pursuant to any applicable Environmental Laws;

                  (c) of the occurrence of any of the following events affecting the Company or any ERISA Affiliate (but in no event more than 10 days after such event), and deliver to the Agent and each Bank a copy of any notice with respect to such event that is filed with a Governmental Authority and any notice delivered by a Governmental Authority to the Company or any ERISA Affiliate with respect to such event:

                           (i) an ERISA Event,

                           (ii) a material increase in the Unfunded Pension Liability of any Pension Plan,

                           (iii) the adoption of, or the commencement of contributions to, any Plan subject to Section 412 of the Code by the Company or any ERISA Affiliate, or

                           (iv) the adoption of any amendment to a Plan subject to Section 412 of the Code, if such amendment results in a material increase in contributions or Unfunded Pension Liability; and

                  (d) of any material change in accounting policies or financial reporting practices by the Company or any of its consolidated Subsidiaries.

Each notice under this Section shall be accompanied by a written statement by a Responsible Officer setting forth details of the occurrence referred to therein, and stating what action the Company or any affected Subsidiary proposes to take with respect thereto and at what time. Each notice under subsection 7.03(a) shall describe with particularity any and all clauses or provisions of this Agreement or other Loan Document that have been (or could with reasonable foreseeability be) breached or violated.

         7.04 Preservation of Corporate Existence, Etc. The Company shall, and shall cause each Subsidiary to:

                  (a) preserve and maintain in full force and effect its corporate existence and good standing under the laws of its state or jurisdiction of incorporation;

                  (b)  preserve  and  maintain  in full  force  and  effect  all governmental rights, privileges, qualifications, permits, licenses and franchises necessary or desirable in the normal conduct of its business, including all licenses and certifications required pursuant to any HMO Regulation, all certifications and authorizations necessary to ensure that each of the HMO Subsidiaries is eligible for all reimbursements available under the HMO Regulation to the extent applicable to HMOs of their type, and all licenses, permits, authorization and qualifications required under the HMO Regulations in connection with the ownership or operation of HMOs;

                  (c) use reasonable efforts, in the ordinary course of business, to preserve its business organization and goodwill; and

                  (d)  preserve  or  renew  all  of  its   registered   patents,
trademarks, trade names and service marks, the non preservation of which could reasonably be expected to have a Material Adverse Effect.

         7.05 Maintenance of Property. The Company shall maintain, and shall cause each Subsidiary to maintain, and preserve all its property which is used or useful in its business in good working order and condition, ordinary wear and tear excepted and make all necessary repairs thereto and renewals and replacements thereof except where the failure to do so could not reasonably be expected to have a Material Adverse Effect.

         7.06 Insurance. In addition to insurance requirements set forth in the Collateral Documents, the Company shall maintain, and shall cause each
Subsidiary to maintain, with financially sound and reputable independent insurers, insurance with respect to its properties and business against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business, of such types and in such amounts as are customarily carried under similar circumstances by such other Persons, of such types and in such amounts as are customarily carried under similar circumstances by such other Persons; including workers' compensation insurance, public liability and property and casualty insurance which amount shall not be reduced by the Company in the absence of 30 days' prior notice to the Agent. Upon request of the Agent or any Bank, the Company shall furnish the Agent, with sufficient copies for each Bank, at reasonable intervals (but not more than once per calendar year) a certificate of a Responsible Officer of the Company (and, if requested by the Agent, any insurance broker of the Company) setting forth the nature and extent of all insurance maintained by the Company and its Subsidiaries in accordance with this Section or any Collateral Documents (and which, in the case of a certificate of a broker, were placed through such broker).

         7.07 Payment of Obligations. The Company shall, and shall cause each Subsidiary to, pay and discharge as the same shall become due and payable, all their respective obligations and liabilities, including:

                  (a) all tax liabilities, assessments and governmental charges or levies upon it or its properties or assets, unless the same are being contested in good faith by appropriate proceedings and adequate reserves in accordance with GAAP are being maintained by the Company or such Subsidiary;

                  (b) all lawful claims which, if unpaid, would by law become a Lien upon its property; and

                  (c) all Indebtedness, as and when due and payable, but subject to any subordination provisions contained in any instrument or agreement evidencing such Indebtedness.

         7.08 Compliance with Laws. The Company shall comply, and shall cause each Subsidiary to comply, in all material respects with all Requirements of Law of any Governmental Authority having jurisdiction over it or its business (including all HMO Regulations and the Federal Fair Labor Standards Act), except such as may be contested in good faith or as to which a bona fide dispute may exist.

         7.09 Compliance with ERISA. The Company shall, and shall cause each of its ERISA Affiliates to: (a) maintain each Plan in compliance in all material respects with the applicable provisions of ERISA, the Code and other federal or state law; (b) cause each Plan which is qualified under Section 401(a) of the Code to maintain such qualification; and (c) make all required contributions to any Plan subject to Section 412 of the Code.

         7.10 Inspection of Property and Books and Records. The Company shall maintain and shall cause each Subsidiary to maintain proper books of record and account, in which full, true and correct entries in conformity with GAAP consistently applied shall be made of all financial transactions and matters involving the assets and business of the Company and such Subsidiary. The Company shall permit, and shall cause each Subsidiary to permit, representatives and independent contractors of the Agent or any Bank to visit and inspect any of their respective properties, to examine their respective corporate, financial and operating records, and make copies thereof or abstracts therefrom, and to discuss their respective affairs, finances and accounts with their respective directors, officers, and independent public accountants, all at the expense of the Company and at such reasonable times during normal business hours and as often as may be reasonably desired, upon reasonable advance notice to the Company; provided, however, when an Event of Default exists the Agent or any Bank may do any of the foregoing at the expense of the Company at any time during normal business hours and without advance notice.

         7.11 Environmental Laws. The Company shall, and shall cause each Subsidiary to, conduct its operations and keep and maintain its property in material compliance.

         7.12 Use of Proceeds. The Company shall use the proceeds of the Loans for general corporate purposes (other than for Acquisitions that are not Permitted Acquisitions) not in contravention of any Requirement of Law or of any Loan Document.

         7.13 Further Assurances. (a) The Company shall ensure that all written information, exhibits and reports furnished to the Agent or the Banks do not and will not contain any untrue statement of a material fact and do not and will not omit to state any material fact or any fact necessary to make the statements contained therein not misleading in light of the circumstances in which made, and will promptly disclose to the Agent and the Banks and correct any defect or error that may be discovered therein or in any Loan Document or in the execution, acknowledgement or recordation thereof.

                  (b) Promptly upon request by the Agent or the Majority Banks, the Company shall (and shall cause any of its Subsidiaries, including Pledgor Subsidiaries, to) do, execute, acknowledge, deliver, record, re record, file, re file, register and re register, any and all such further acts, deeds, conveyances, security agreements, mortgages, assignments, estoppel certificates, financing statements and continuations thereof, termination statements, notices of assignment, transfers, certificates, assurances and other instruments the Agent or such Banks, as the case may be, may reasonably require from time to time in order (i) to carry out more effectively the purposes of this Agreement or any other Loan Document, (ii) to subject to the Liens created by any of the Collateral Documents any of the Collateral, properties, rights or interests covered by any of the Collateral Documents, (iii) to perfect, protect and maintain the validity, effectiveness and priority of any of the Collateral Documents and the Liens intended to be created thereby, and (iv) to better assure, convey, grant, assign, transfer, preserve, protect and confirm to the Agent and Banks the rights granted or now or hereafter intended to be granted to the Banks under any Loan Document or under any other document executed in connection therewith.

         7.14 Dividends of Subsidiaries During Default. Promptly upon (but in no case more than five Business Days after) the occurrence of a Default, the Company shall cause each HMO Subsidiary of the Company to declare and pay dividends (in cash, property, or obligations) on, or to make payments or distributions on account of, the shares of all classes of stock of such entity in an amount equal to the maximum amount permitted by applicable law at such time to such Subsidiary for the payment of dividends; provided, however, that no such Subsidiary shall be required to pay dividends under this Section 7.14 to the extent that doing so would cause the Regulatory Tangible Net Equity of such Subsidiary to be less than 105 percent of any Regulatory Tangible Net Equity Requirement applicable to such Subsidiary.

         7.15 Acquisitions. Prior to consummating any Permitted Acquisition for aggregate consideration (whether consisting of cash, securities, other property, assumption of Indebtedness or other obligations, or any combination thereof) having a value in excess of $25,000,000, the Company shall have delivered to the Agent (in form and detail satisfactory to each Bank and in sufficient copies for each Bank) the following:

                  (i) At least 15 days' prior written notice from a Responsible Officer of the Company, stating the Company's intention to consummate a Permitted Acquisition, together with a brief summary of the substantive terms thereof;

                  (ii) At least 10 days prior to the consummation of such Permitted Acquisition, a certified copy of the executed purchase contract or merger agreement relating to such Permitted Acquisition; and

                  (iii) An officer's certificate, executed by a Responsible Officer of the Company, dated the date of consummation of such Permitted Acquisition, certifying that immediately before and after giving effect to such Permitted Acquisition (A) no Default has occurred and is continuing or will exist after giving effect to the Permitted Acquisition and (B) that the Company will be in compliance on a pro forma basis with each of the financial ratios specified in Section 8.14 as of the end of the fiscal quarter immediately preceding such Acquisition for the twelve-month period preceding such fiscal quarter end, together with a reasonably detailed worksheet setting forth the calculations of such ratios, which calculations shall be acceptable to the Banks.

Notwithstanding the foregoing or anything in the definition of "Permitted Acquisition" to the contrary, no individual acquisition for aggregate consideration (whether consisting of cash, securities, other property, assumption of Indebtedness or other obligations, or any combination thereof) having a value in excess of $100,000,000 shall be deemed a "Permitted Acquisition" unless the Company shall have obtained the prior written consent of the Agent, at the direction of the Majority Banks.


                                  ARTICLE VIII
                               NEGATIVE COVENANTS

         So long as any Bank shall have any Commitment hereunder, or any Loan or other Obligation shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding, unless the Majority Banks waive compliance in writing:

         8.01 Limitation on Liens. The Company shall not, and shall not suffer or permit any Subsidiary to, directly or indirectly, make, create, incur, assume or suffer to exist any Lien upon or with respect to any part of its property, whether now owned or hereafter acquired, other than the following ("Permitted Liens"):

                  (a) any Lien existing on property of the Company or any Subsidiary on the Closing Date and set forth in Schedule 8.01 securing Indebtedness outstanding on such date and any refinancing or refunding thereof;

                  (b)      any Lien created under any Loan Document;

                  (c) Liens for taxes, fees, assessments or other governmental charges which are not delinquent or remain payable without penalty, or to the extent that non payment thereof is permitted by Section 7.07, provided that no notice of lien has been filed or recorded under the Code;

                  (d)   carriers',   warehousemen's,   mechanics',   landlords',
materialmen's, repairmen's or other similar Liens arising in the ordinary course of business which are not delinquent or remain payable without penalty;

                  (e) Liens (other than any Lien imposed by ERISA) consisting of pledges or deposits required in the ordinary course of business in connection with workers' compensation, unemployment insurance and other social security legislation;

                  (f) easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business which, in the aggregate, are not substantial in amount, and which do not in any case materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the businesses of the Company and its Subsidiaries;

                  (g) purchase money security interests on any property acquired or held by the Company or its Subsidiaries in the ordinary course of business, securing Indebtedness incurred or assumed for the purpose of financing all or any part of the cost of acquiring such property; provided that (i) any such Lien attaches to such property concurrently with or within 20 days after the acquisition thereof, (ii) such Lien attaches solely to the property so acquired in such transaction, (iii) the principal amount of the Indebtedness secured thereby does not exceed 100% of the cost of such property, and (iv) the principal amount of the Indebtedness secured by any and all such purchase money security interests shall not at any time exceed $25,000,000;

                  (h) mortgage liens on any real property acquired or constructed by the Company or its Subsidiaries subsequent to the Closing Date in the ordinary course of business, securing Indebtedness incurred or assumed for the purpose of financing all or any part of the cost of acquiring or constructing such property; provided that (i) any such Lien attaches to such property concurrently with or within 20 days after the acquisition thereof, (ii) such Lien attaches solely to the property so acquired or constructed in such transaction, (iii) the principal amount of the Indebtedness secured thereby does not exceed 100% of the fair market value of such property, (iv) such Indebtedness is without recourse to the Company or any of its Subsidiaries and
(v) the aggregate amount of all such Indebtedness  does not exceed  $50,000,000;
and

                  (i) Liens securing obligations in respect of Capital Leases, limited to the assets subject to such leases, provided that such Capital Leases are otherwise permitted hereunder.

         8.02 Disposition of Assets. The Company shall not, and shall not suffer or permit any Subsidiary to, directly or indirectly, sell, assign, lease, convey, transfer or otherwise dispose of (whether in one or a series of transactions) any property (including accounts and notes receivable, with or without recourse) or enter into any agreement to do any of the foregoing, except:

                  (a) dispositions of inventory, or used, worn-out or surplus equipment, all in the ordinary course of business;

                  (b) the sale of equipment to the extent that such equipment is
exchanged  for  credit  against  the  purchase  price  of  similar   replacement
equipment, or the proceeds of such sale are reasonably promptly applied to the purchase price of such replacement equipment;

                  (c) dispositions of tangible assets acquired subsequent to the Closing Date, to the extent advisable in the best business judgment of the Company; and

                  (d) dispositions not otherwise permitted hereunder of tangible listed on the balance sheet of the Company at December 31, 1995, which are made for fair market value; provided, that (i) at the time of any disposition, no Event of Default shall exist or shall result from such disposition, (ii) the aggregate sales price from such disposition shall be paid in cash, and (iii) the aggregate value of all assets so sold by the Company and its Subsidiaries prior to the Revolving Loan Termination Date, together, shall not exceed 10% of the Consolidated Tangible Assets listed on the December 31, 1995 balance sheet.

         8.03 Consolidations and Mergers. The Company shall not, and shall not suffer or permit any Subsidiary to, merge, consolidate with or into, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions all or substantially all of its assets (whether now owned or hereafter acquired) to or in favor of any Person, except:

                  (a) any Subsidiary may merge with the Company, provided that the Company shall be the continuing or surviving corporation, or with any one or more Subsidiaries, provided that if any transaction shall be between a Subsidiary and a Wholly Owned Subsidiary, the Wholly Owned Subsidiary shall be the continuing or surviving corporation;

                  (b) any Subsidiary may sell all or substantially all of its assets (upon voluntary liquidation or otherwise), to the Company or another Wholly Owned Subsidiary; and

                  (c)      Permitted Acquisitions.

         8.04 Loans and Investments. The Company shall not purchase or acquire, or suffer or permit any Subsidiary to purchase or acquire, or make any commitment therefor, any capital stock, equity interest, or any obligations or other securities of, or any interest in, any Person, or make or commit to make any Acquisitions, or make or commit to make any advance, loan, extension of credit or capital contribution to or any other investment in, any Person including any Affiliate of the Company (together, "Investments"), except for:

                  (a) Investments held by the Company or Subsidiary in the form of cash equivalents or short term marketable securities;

                  (b) extensions of credit in the nature of accounts receivable or notes receivable arising from the sale or lease of goods or services in the ordinary course of business;

                  (c) extensions of credit by the Company to any of its Wholly Owned Subsidiaries or by any of its Wholly Owned
Subsidiaries to another of its Wholly Owned Subsidiaries;

                  (d)      Investments in Subsidiaries other than HMO Texas;
and

                  (e) other Investments consisting of equity holdings in HMO Texas, 2314 Partnership and Persons other than Subsidiaries in an aggregate amount not exceeding 15% of the Company's Net Worth at any one time outstanding.

         8.05 Limitation on Indebtedness. The Company shall not, and shall not suffer or permit any Subsidiary to, create, incur, assume, suffer to exist, or otherwise become or remain directly or indirectly liable with respect to, any Indebtedness, except:

                  (a)      Indebtedness incurred pursuant to this Agreement;

                  (b) Indebtedness consisting of Contingent Obligations permitted pursuant to Section 8.08;

                  (c) Indebtedness existing on the Closing Date and set forth in Schedule 8.05;

                  (d) Indebtedness secured by Liens permitted by subsections 8.01(g) and (h);

                  (e) Indebtedness incurred for the purpose of refinancing all (but not less than all) of the Indebtedness incurred pursuant to subsections (b) or (c) above; provided, that the aggregate outstanding principal amount of such Indebtedness shall not at any time exceed the aggregate outstanding principal amount thereof at the Closing Date, minus the aggregate amount of all payments and prepayments of principal which as of such time shall have been made after the date of this Agreement in respect of Indebtedness incurred pursuant to subsections (b) and (c) or pursuant to this subsection (e); and

                  (f) additional unsecured Indebtedness not otherwise permitted under this Section 8.05, in an aggregate principal amount not to exceed $25,000,000 at any one time outstanding.

         8.06 Transactions with Affiliates. The Company shall not, and shall not suffer or permit any Subsidiary to, enter into any transaction with any Affiliate of the Company, except upon fair and reasonable terms no less favorable to the Company or such Subsidiary than would obtain in a comparable arm's-length transaction with a Person not an Affiliate of the Company or such Subsidiary.

         8.07 Use of Proceeds. (a) The Company shall not, and shall not suffer or permit any Subsidiary to, use any portion of the Loan proceeds or any Letter of Credit, directly or indirectly, (i) to purchase or carry Margin Stock, (ii) to repay or otherwise refinance indebtedness of the Company or others incurred to purchase or carry Margin Stock, (iii) to extend credit for the purpose of purchasing or carrying any Margin Stock, (iv) to acquire any security in any transaction that is subject to Section 13 or 14 of the Exchange Act, or (v) for any purpose which violated Regulations G, T, U or X of the FRB.

                  (b) The Company shall not, directly or indirectly, use any portion of the Loan proceeds or any Letter of Credit (i) knowingly to purchase Ineligible Securities from the Agent or any of its Affiliates during any period in which the Agent or any of its Affiliates makes a market in such Ineligible Securities, (ii) knowingly to purchase during the underwriting or placement period Ineligible Securities being underwritten or privately placed by the Agent or any of its Affiliates, or (iii) to make payments of principal or interest on Ineligible Securities underwritten or privately placed by the Agent or any of its Affiliates and issued by or for the benefit of the Company or any Affiliate of the Company. Certain Affiliates of the Agent are registered broker dealers and permitted to underwrite and deal in certain Ineligible Securities; and "Ineligible Securities" means securities which may not be underwritten or dealt in by member banks of the Federal Reserve System under Section 16 of the Banking Act of 1933 (12 U.S.C. Section 24, Seventh), as amended.

         8.08 Contingent Obligations. The Company shall not, and shall not suffer or permit any Subsidiary to, create, incur, assume or suffer to exist any Contingent Obligations except:

                  (a) endorsements for collection or deposit in the ordinary course of business;

                  (b) Contingent Obligations of the Company and its Subsidiaries existing as of the Closing Date and listed in Schedule 8.08;

                  (c)      Contingent Obligations under Swap Contracts; and

                  (d) Contingent Obligations with respect to Surety Instruments incurred in the ordinary course of business, to the extent permitted under Section 8.05.

         8.09 Lease Obligations. The Company shall not, and shall not suffer or permit any Subsidiary to, create or suffer to exist any obligations for the payment of rent for any property under lease or agreement to lease, except for:

                  (a) leases of the Company and of Subsidiaries in existence on the Closing Date and any renewal, extension or refinancing thereof;

                  (b) operating leases entered into by the Company or any Subsidiary after the Closing Date in the ordinary course of business; and

                  (c) Capital Leases other than those permitted under clause (a) of this Section, entered into by the Company or any Subsidiary after the Closing Date to finance the acquisition of equipment.

         8.10 Restricted Payments. (a) The Company shall not, and shall not suffer or permit any Subsidiary to, declare or make any dividend payment or other distribution of assets, properties, cash, rights, obligations or securities on account of any shares of any class of its capital stock, or purchase, redeem or otherwise acquire for value any shares of its capital stock or any warrants, rights or options to acquire such shares, now or hereafter outstanding (each, a "Restricted Payment") unless

                  (i) at the time of, and immediately after giving effect to, such Restricted Payment, no Default or Event of Default shall have occurred and be continuing, and

                  (ii) after giving effect to such Restricted Payment, the aggregate amount of all Restricted Payments made from the Closing Date to the date of such Restricted Payment shall not exceed the sum of (x) 25% of net income (or minus 100% of consolidated net income in the case of a loss) of the Company and its Subsidiaries arising after the Closing Date and computed on a cumulative consolidated basis plus (y) 50% of the net cash proceeds of any issuance of capital stock of the Company subsequent to the Closing Date, exclusive of any such issuance made in connection with a merger or Acquisition.

         (b) The Company shall not, and shall not suffer or permit any Subsidiary to, purchase, redeem, retire or otherwise acquire, or make any payment, prepayment or defeasance of, more than $25,000,000 of the outstanding principal of any of the Convertible Notes on a cumulative basis following the Closing Date for so long as any of the Obligations shall remain outstanding.

         8.11 ERISA. The Company shall not, and shall not suffer or permit any of its ERISA Affiliates to: (a) engage in a prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan which has resulted or could reasonably expected to result in liability of the Company in an aggregate amount in excess of $2,000,000; or (b) engage in a transaction that could be subject to
Section 4069 or 4212(c) of ERISA.

         8.12 Change in Business. The Company shall not, and shall not suffer or permit any Subsidiary to, engage in any material line of business other than the Health Care Business.

         8.13 Accounting Changes. The Company shall not, and shall not suffer or permit any Subsidiary to, make any significant change in accounting treatment or reporting practices, except as required by GAAP, or change the fiscal year of the Company or of any Subsidiary.

         8.14  Financial Covenants.  The Company shall not:

                  (a) permit its Leverage Ratio to exceed 2.5 to 1.00 as of the end of any fiscal quarter;

                  (b) permit its Net Worth to be less than the sum of (i) 85% of Net Worth at December 31, 1995 plus (ii) 50% of cumulative consolidated net income (or minus 100% of consolidated net loss) for the period commencing on the Closing Date and ending on the date of determination, plus (iii) 50% of the amount by which Net Worth is increased by issuances of equity securities (except to the extent such issuance is made in connection with an Acquisition or securities issued pursuant to the Company's long term incentive plans, stock option plans and employee stock purchase plans);

                  (c) permit its Fixed Charges Coverage Ratio to be less than 2.25 to 1.00 as of the end of any fiscal quarter; or

                  (d) incur, make or enter into any contractual undertaking for Capital Expenditures in any fiscal year in excess of 6% of the Company's Consolidated Tangible Assets as of the last day of the most recently ended fiscal year.

         8.15 Limitation on Payment Restrictions Affecting Subsidiaries. Except as set forth in this Agreement, the Company shall not, and shall not permit any of its Subsidiaries, directly or indirectly, to create or suffer to exist or allow to become effective any consensual encumbrance or restriction on the ability of (i) any of the Subsidiaries of the Company to (a) declare and pay dividends on such Subsidiaries' stock or pay any obligation, liability or any Indebtedness owed to the Company or any of its other Subsidiaries, (b) make loans or advances to the Company or its other Subsidiaries or (c) transfer any of its properties or assets to the Company or any of its other Subsidiaries, or
(ii) the Company or any of its Subsidiaries to receive or retain vis-a-vis the transferor any such amounts set forth in clauses (i)(a), (i)(b) or (i)(c) above, except for encumbrances or restrictions existing under or by reason of HMO Regulations and other applicable law.

         8.16 Pledged Shares. The Company shall, and shall cause each of its Subsidiaries to, pledge to the Agent, for the benefit of the Banks, all of the shares of capital stock of each of their respective Subsidiaries from time to time pursuant to a Pledge Agreement. Notwithstanding foregoing, the shares of Excluded Subsidiaries shall not be required to be so pledged until such time as the Subsidiaries whose capital stock is not subject to a Pledge Agreement would, if aggregated, constitute a Significant Subsidiary. Thereafter, the Agent shall be entitled to require the pledge of the capital stock of any one or more of such Subsidiaries (other than HMO Texas and 2314 Partnership) as the Majority Banks may select.


                                   ARTICLE IX
                                EVENTS OF DEFAULT

         9.01 Event of Default. Any of the following shall constitute an "Event of Default":

                  (a) Non Payment. The Company fails to pay, (i) when and as required to be paid herein, any amount of principal of or interest on any Loan or of any L/C Obligation, or (ii) within three days after the same becomes due, any fee or any other amount payable hereunder or under any other Loan Document; or

                  (b) Representation or Warranty. Any representation or warranty by the Company or any Subsidiary made or deemed made herein, in any other Loan Document, or which is contained in any certificate, document or financial or other statement by the Company, any Subsidiary, or any Responsible Officer, furnished at any time under this Agreement, or in or under any other Loan Document, is incorrect in any material respect on or as of the date made or deemed made; or

                  (c) Specific Defaults. The Company fails to perform or observe any term, covenant or agreement contained in any of Section
7.01, 7.02, 7.03 or 7.09 or in Article VIII; or

                  (d) Other Defaults. The Company fails to perform or observe any other term or covenant contained in this Agreement or any other Loan Document, and such default shall continue unremedied for a period of 20 days after the earlier of (i) the date upon which a Responsible Officer had Actual Knowledge of such failure or (ii) the date upon which written notice thereof is given to the Company by the Agent or any Bank; or

                  (e) Cross-Default. The Company or any Subsidiary (A) fails to make any payment in respect of any Indebtedness or Contingent Obligation (other than in respect of Swap Contracts), having an aggregate principal amount of more than $5,000,000 when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise); or (B) fails to perform or observe any other condition or covenant, or any other event shall occur or condition exist, under any agreement or instrument relating to any such Indebtedness or Contingent Obligation, and such failure continues after the applicable grace or notice period, if any, specified in the relevant document on the date of such failure if the effect of such failure, event or condition is to cause, or to permit the holder or holders of such Indebtedness or beneficiary or beneficiaries of such Indebtedness (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause such Indebtedness to be declared to be due and payable prior to its stated maturity, or such Contingent Obligation to become payable or cash collateral in respect thereof to be demanded; or

                  (f) Insolvency; Voluntary Proceedings. The Company or any Significant Subsidiary (i) ceases or fails to be solvent, or generally fails to pay, or admits in writing its inability to pay, its debts as they become due, subject to applicable grace periods, if any, whether at stated maturity or otherwise; (ii) voluntarily ceases to conduct its business in the ordinary course; (iii) commences any Insolvency Proceeding with respect to itself; or
(iv) takes any action to effectuate or authorize any of the foregoing; or

                  (g) Involuntary Proceedings. (i) Any involuntary Insolvency Proceeding is commenced or filed against the Company or any Significant Subsidiary, or any writ, judgment, warrant of attachment, execution or similar process, is issued or levied against a substantial part of the Company's or any Significant Subsidiary's properties, and any such proceeding or petition shall not be dismissed, or such writ, judgment, warrant of attachment, execution or similar process shall not be released, vacated or fully bonded within 60 days after commencement, filing or levy; (ii) the Company or any Significant
Subsidiary admits the material allegations of a petition against it in any Insolvency Proceeding, or an order for relief (or similar order under non U.S.
law) is ordered in any Insolvency Proceeding; or (iii) the Company or any Significant Subsidiary acquiesces in the appointment of a receiver, trustee, custodian, conservator, liquidator, mortgagee in possession (or agent therefor), or other similar Person for itself or a substantial portion of its property or business; or

                  (h) ERISA. (i) An ERISA Event shall occur with respect to a Pension Plan or Multiemployer Plan which has resulted or could reasonably be expected to result in liability of the Company under Title IV of ERISA to the Pension Plan, Multiemployer Plan or the PBGC in an aggregate amount in excess of $2,000,000; the aggregate amount of Unfunded Pension Liability among all Pension Plans at any time exceeds $2,000,000; or (iii) the Company or any ERISA Affiliate shall fail to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount in excess of $2,000,000;
or

                  (i) Monetary Judgments. One or more non interlocutory judgments, non interlocutory orders, decrees or arbitration awards is entered against the Company or any Subsidiary involving in the aggregate a liability (to the extent not covered by independent third-party insurance as to which the insurer does not dispute coverage) as to any single or related series of transactions, incidents or conditions, of $5,000,000 or more, and the same shall remain unvacated and unstayed pending appeal for a period of 10 days after the entry thereof; or

                  (j) Non Monetary Judgments. Any non monetary judgment, order or decree is entered against the Company or any Subsidiary which does or would reasonably be expected to have a Material Adverse Effect, and there shall be any period of 10 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

                  (k)      Change of Control.  There occurs any Change of
Control; or

                  (l) Loss of Licenses. Any HMO Regulator or any other Governmental Authority revokes or fails to renew any material license, permit or franchise of the Company or any Subsidiary, or the Company or any Subsidiary for any reason loses any material license, permit or franchise, or the Company or any Subsidiary suffers the imposition of any restraining order, escrow, suspension or impound of funds in connection with any proceeding (judicial or administrative) with respect to any material license, permit or franchise; or

                  (m) HMO Event. An HMO Event shall have occurred and remain unremedied for the lesser of 30 days after the occurrence of such event or five days after the duration of any cure period imposed for the cure of such HMO Event by the HMO Regulator administering the pertinent HMO Regulations; or

                  (n) Prospective Premium Default. A Prospective Premium Default shall have occurred; or

                  (o)      Adverse Change.  There occurs a Material Adverse
Effect; or

                  (p) Invalidity of Subordination Provisions. The subordination provisions of the Convertible Notes or any agreement or instrument governing any other Subordinated Debt is for any reason revoked or invalidated, or otherwise cease to be in full force and effect, or any Person contests in any manner (with a reasonable likelihood of success) the validity or enforceability thereof or denies that it has any further liability or obligation thereunder, or the Indebtedness hereunder is for any reason subordinated or does not have the priority contemplated by this Agreement or such subordination provisions.

         9.02 Remedies. If any Event of Default occurs, the Agent shall, at the request of, or may, with the consent of, the Majority Banks,

                  (a) declare the commitment of each Bank to make Loans and any obligation of the Issuing Bank to Issue Letters of Credit to be terminated, whereupon such commitments and obligation shall be terminated;

                  (b) declare an amount equal to the maximum aggregate amount that is or at any time thereafter may become available for drawing under any outstanding Letters of Credit (whether or not any beneficiary shall have presented, or shall be entitled at such time to present, the drafts or other documents required to draw under such Letters of Credit) to be immediately due and payable, and declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Company; and

                  (c) exercise on behalf of itself and the Banks all rights and remedies available to it and the Banks under the Loan
Documents or applicable law;

provided, however, that upon the occurrence of any event specified in subsection
(f) or (g) of Section 9.01 (in the case of clause (i) of subsection (g) upon the expiration of the 60-day period mentioned therein), the obligation of each Bank to make Loans and any obligation of the Issuing Bank to Issue Letters of Credit shall automatically terminate and the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable without further act of the Agent, the Issuing Bank or any Bank.

NOTWITHSTANDING THE FOREGOING, THE AGENT AND THE BANKS EXPRESSLY ACKNOWLEDGE AND AGREE THAT ANY TRANSFER OF THE PLEDGED SHARES, OR ANY EXERCISE OF CONTROL WITH RESPECT THERETO, IS SUBJECT TO, AND SHALL BE EFFECTED SOLELY IN COMPLIANCE WITH, APPLICABLE REGULATORY REQUIREMENTS; PROVIDED THAT THIS ACKNOWLEDGMENT AND AGREEMENT IS MADE SOLELY FOR THE BENEFIT OF APPLICABLE GOVERNMENTAL AND REGULATORY AUTHORITIES AND SHALL NOT BE CONSTRUED AS A COVENANT AS BETWEEN THE
AGENT AND THE BANKS, ON THE ONE HAND, AND THE COMPANY OR ANY OF ITS SUBSIDIARIES, ON THE OTHER HAND.

         9.03 Rights Not Exclusive. The rights provided for in this Agreement and the other Loan Documents are cumulative and are not exclusive of any other rights, powers, privileges or remedies provided by law or in equity, or under any other instrument, document or agreement now existing or hereafter arising.


                                    ARTICLE X
                                    THE AGENT

         10.01 Appointment and Authorization; "Agent". (a) Each Bank hereby irrevocably (subject to Section 10.09) appoints, designates and authorizes the Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere in this Agreement or in any other Loan Document, the Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall the Agent have or be deemed to have any fiduciary relationship with any Bank, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Agent. Without limiting the generality of the foregoing sentence, the use of the term "agent" in this Agreement with reference to the Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties.

                  (b) The Issuing Bank shall act on behalf of the Banks with respect to any Letters of Credit Issued by it and the documents associated therewith until such time and except for so long as the Agent may agree at the request of the Majority Lenders to act for such Issuing Bank with respect thereto; provided, however, that the Issuing Bank shall have all of the benefits and immunities (i) provided to the Agent in this Article X with respect to any acts taken or omissions suffered by the Issuing Bank in connection with Letters of Credit Issued by it or proposed to be Issued by it and the application and agreements for letters of credit pertaining to the Letters of Credit as fully as if the term "Agent", as used in this Article X, included the Issuing Bank with respect to such acts or omissions, and (ii) as additionally provided in this Agreement with respect to the Issuing Bank.

         10.02 Delegation of Duties. The Agent may execute any of its duties under this Agreement or any other Loan Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects with reasonable care.

         10.03 Liability of Agent. None of the Agent Related Persons shall (i) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct), or (ii) be responsible in any manner to any of the Banks for any recital, statement, representation or warranty made by the Company or any Subsidiary or Affiliate of the Company, or any officer thereof, contained in this Agreement or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection with, this Agreement or any other Loan Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or for any failure of the Company or any other party to any Loan Document to perform its obligations hereunder or thereunder. No Agent Related Person shall be under any obligation to any Bank to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of the Company or any of the Company's Subsidiaries or Affiliates.

         10.04 Reliance by Agent. (a) The Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to the Company), independent accountants and other experts selected by the Agent. The Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Majority Banks as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Banks against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Majority Banks and such request and any action taken or failure to act pursuant thereto shall be binding upon all of the Banks.

                  (b) For purposes of determining compliance with the conditions specified in Section 5.01, each Bank that has executed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter either sent by the Agent to such Bank for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to the Bank.

         10.05 Notice of Default. The Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default, except with respect to defaults in the payment of principal, interest and fees required to be paid to the Agent for the account of the Banks, unless the Agent shall have received written notice from a Bank or the Company referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". The Agent will notify the Banks of its receipt of any such notice. The Agent shall take such action with respect to such Default or Event of Default as may be requested by the Majority Banks in accordance with Article IX; provided, however, that unless and until the Agent has received any such request, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable or in the best interest of the Banks.

         10.06 Credit Decision. Each Bank acknowledges that none of the Agent Related Persons has made any representation or warranty to it, and that no act by the Agent hereinafter taken, including any review of the affairs of the Company and its Subsidiaries, shall be deemed to constitute any representation or warranty by any Agent Related Person to any Bank. Each Bank represents to the Agent that it has, independently and without reliance upon any Agent Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Company and its Subsidiaries, and all applicable bank regulatory laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Company hereunder. Each Bank also represents that it will, independently and without reliance upon any Agent Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Company. Except for notices, reports and other documents expressly herein required to be furnished to the Banks by the Agent, the Agent shall not have any duty or responsibility to provide any Bank with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of the Company which may come into the possession of any of the Agent Related Persons.

         10.07 Indemnification of Agent. Whether or not the transactions contemplated hereby are consummated, the Banks shall indemnify upon demand the Agent Related Persons (to the extent not reimbursed by or on behalf of the Company and without limiting the obligation of the Company to do so), pro rata, from and against any and all Indemnified Liabilities; provided, however, that no Bank shall be liable for the payment to the Agent Related Persons of any portion of such Indemnified Liabilities resulting solely from such Person's gross negligence or willful misconduct. Without limitation of the foregoing, each Bank shall reimburse the Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including Attorney Costs) incurred by the Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that the Agent is not reimbursed for such expenses by or on behalf of the Company. The undertaking in this Section shall survive the payment of all Obligations hereunder and the resignation or replacement of the Agent.

         10.08 Agent in Individual Capacity. BofA and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with the Company and its Subsidiaries and Affiliates as though BofA were not the Agent or the Issuing Bank hereunder and without notice to or consent of the Banks. The Banks acknowledge that, pursuant to such activities, BofA or its Affiliates may receive information regarding the Company or its Affiliates (including information that may be subject to confidentiality obligations in favor of the Company or such Subsidiary) and acknowledge that the Agent shall be under no obligation to provide such information to them. With respect to its Loans, BofA shall have the same rights and powers under this Agreement as any other Bank and may exercise the same as though it were not the Agent or the Issuing Bank.

         10.09 Successor Agent. The Agent may, and at the request of the Majority Banks shall, resign as Agent upon 30 days' notice to the Banks. If the Agent resigns under this Agreement, the Majority Banks shall appoint from among the Banks a successor agent for the Banks. If no successor agent is appointed prior to the effective date of the resignation of the Agent, the Agent may appoint, after consulting with the Banks and the Company, a successor agent from among the Banks. Upon the acceptance of its appointment as successor agent hereunder, such successor agent shall succeed to all the rights, powers and duties of the retiring Agent and the term "Agent" shall mean such successor agent and the retiring Agent's appointment, powers and duties as Agent shall be terminated. After any retiring Agent's resignation hereunder as

Agent, the provisions of this Article X and Sections 11.04 and 11.05 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement. If no successor agent has accepted appointment as Agent by the date which is 30 days following a retiring Agent's notice of resignation, the retiring Agent's resignation shall nevertheless thereupon become effective and the Banks shall perform all of the duties of the Agent hereunder until such time, if any, as the Majority Banks appoint a successor agent as provided for above. Notwithstanding the foregoing, however, BofA may not be removed as the Agent at the request of the Majority Banks unless BofA shall also simultaneously be replaced as "Issuing Bank" hereunder pursuant to documentation in form and substance reasonably satisfactory to BofA.

         10.10 Withholding Tax. (a) If any Bank is a "foreign corporation, partnership or trust" within the meaning of the Code and such Bank claims exemption from, or a reduction of, U.S. withholding tax under Sections 1441 or 1442 of the Code, such Bank agrees with and in favor of the Agent, to deliver to the Agent:

                           (i) if such Bank claims an exemption from, or a reduction of, withholding tax under a United States tax treaty, two properly completed and executed copies of IRS Form 1001 before the payment of any interest in the first calendar year and before the payment of any interest in each third succeeding calendar year during which interest may be paid under this Agreement;

                           (ii) if such Bank claims that interest paid under this Agreement is exempt from United States withholding tax because it is effectively connected with a United States trade or business of such Bank, two properly completed and executed copies of IRS Form 4224 before the payment of any interest is due in the first taxable year of such Bank and in each succeeding taxable year of such Bank during which interest may be paid under this Agreement; and

                           (iii) such other form or forms as may be required under the Code or other laws of the United States as a condition to exemption from, or reduction of, United States withholding tax.

Such Bank agrees to promptly notify the Agent of any change in circumstances which would modify or render invalid any claimed exemption or reduction.

                  (b) If any Bank claims exemption from, or reduction of, withholding tax under a United States tax treaty by providing IRS Form 1001 and such Bank sells, assigns, grants a participation in, or otherwise transfers all or part of the Obligations of the Company to such Bank, such Bank agrees to notify the Agent of the percentage amount in which it is no longer the beneficial owner of

Obligations of the Company to such Bank. To the extent of such percentage amount, the Agent will treat such Bank's IRS Form 1001 as no longer valid.

                  (c) If any Bank claiming exemption from United States withholding tax by filing IRS Form 4224 with the Agent sells, assigns, grants a participation in, or otherwise transfers all or part of the Obligations of the Company to such Bank, such Bank agrees to undertake sole responsibility for complying with the withholding tax requirements imposed by Sections 1441 and 1442 of the Code.

                  (d) If any Bank is entitled to a reduction in the applicable withholding tax, the Agent may withhold from any interest payment to such Bank an amount equivalent to the applicable withholding tax after taking into account such reduction. However, if the forms or other documentation required by subsection (a) of this Section are not delivered to the Agent, then the Agent may withhold from any interest payment to such Bank not providing such forms or other documentation an amount equivalent to the applicable withholding tax imposed by Sections 1441 and 1442 of the Code, without reduction.

                  (e) If the IRS or any other Governmental Authority of the United States or other jurisdiction asserts a claim that the Agent did not properly withhold tax from amounts paid to or for the account of any Bank (because the appropriate form was not delivered or was not properly executed, or because such Bank failed to notify the Agent of a change in circumstances which rendered the exemption from, or reduction of, withholding tax ineffective, or for any other reason) such Bank shall indemnify the Agent fully for all amounts paid, directly or indirectly, by the Agent as tax or otherwise, including penalties and interest, and including any taxes imposed by any jurisdiction on the amounts payable to the Agent under this Section, together with all costs and expenses (including Attorney Costs). The obligation of the Banks under this subsection shall survive the payment of all Obligations and the resignation or replacement of the Agent.


                                   ARTICLE XI
                                  MISCELLANEOUS

         11.01 Amendments and Waivers. No amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent with respect to any departure by the Company therefrom, shall be effective unless the same shall be in writing and signed by the Majority Banks (or by the Agent at the written request of the Majority Banks) and the Company and acknowledged by the Agent, and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such waiver, amendment, or consent shall, unless in writing and signed by all the Banks and the Company and acknowledged by the Agent, do any of the following:

                  (a) increase or extend the Commitment of any Bank (or reinstate any Commitment terminated pursuant to Section 8.02);

                  (b) postpone or delay any date fixed by this Agreement or any other Loan Document for any payment of principal, interest, fees or other amounts due to the Banks (or any of them) hereunder or under any other Loan Document;

                  (c) reduce the principal of, or the rate of interest specified herein on any Loan, or (subject to clause (iii) below) any fees or other amounts payable hereunder or under any other Loan Document;

                  (d) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Loans which is required for the Banks or any of them to take any action hereunder; or

                  (e) amend this Section, or Section 2.14, or any provision herein providing for consent or other action by all Banks;

and, provided further, that (i) no amendment, waiver or consent shall, unless in writing and signed by the Issuing Bank in addition to the Majority Banks or all the Banks, as the case may be, affect the rights or duties of the Issuing Bank under this Agreement or any L/C-Related Document relating to any Letter of Credit Issued or to be Issued by it, (ii) no amendment, waiver or consent shall, unless in writing and signed by the Agent in addition to the Majority Banks or all the Banks, as the case may be, affect the rights or duties of the Agent under this Agreement or any other Loan Document, and (iii) the Fee Letters may be amended, or rights or privileges thereunder waived, in a writing executed by the parties thereto.

         11.02 Notices. (a) All notices, requests, consents, approvals, waivers and other communications shall be in writing (including, unless the context expressly otherwise provides, by facsimile transmission, provided that any matter transmitted by the Company by facsimile (i) shall be immediately confirmed by a telephone call to the recipient at the number specified on
Schedule 11.02, and (ii) shall be followed promptly by delivery of a hard copy original thereof) and mailed, faxed or delivered, to the address or facsimile number specified for notices on Schedule 11.02; or, as directed to the Company or the Agent, to such other address as shall be designated by such party in a written notice to the other parties, and as directed to any other party, at such other address as shall be designated by such party in a written notice to the Company and the Agent.

                  (b) All such notices, requests and communications shall, when transmitted by overnight delivery, or faxed, be effective when delivered for overnight (next-day) delivery, or transmitted in legible form by facsimile machine, respectively, or if mailed, upon the third Business Day after the date deposited into the U.S. mail, or if delivered, upon delivery; except that notices pursuant to Article II, III or X to the Agent shall not be effective until actually received by the Agent, and notices pursuant to Article III to the Issuing Bank shall not be effective until actually received by the Issuing Bank at the address specified for the "Issuing Bank" on the applicable signature page hereof.

                  (c) Any agreement of the Agent and the Banks herein to receive certain notices by telephone or facsimile is solely for the convenience and at the request of the Company and the Pledgor Subsidiaries. The Agent and the Banks shall be entitled to rely on the authority of any Person purporting to be a Person authorized by the Company or any Pledgor Subsidiary to give such notice and the Agent and the Banks shall not have any liability to the Company, any Pledgor subsidiary or other Person on account of any action taken or not taken by the Agent or the Banks in reliance upon such telephonic or facsimile notice. The obligation of the Company to repay the Loans and L/C Obligations shall not be affected in any way or to any extent by any failure by the Agent and the Banks to receive written confirmation of any telephonic or facsimile notice or the receipt by the Agent and the Banks of a confirmation which is at variance with the terms understood by the Agent and the Banks to be contained in the telephonic or facsimile notice.

         11.03 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Agent or any Bank, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

         11.04  Costs and Expenses.  The Company shall:

                  (a) whether or not the transactions contemplated hereby are consummated, pay or reimburse BofA (including in its capacity as Agent and Issuing Bank) within five Business Days after demand (subject to subsection 5.01(e)) for all reasonable costs and expenses incurred by BofA (including in its capacity as Agent and Issuing Bank) in connection with the development, preparation, delivery, administration and execution of, and any amendment, supplement, waiver or modification to (in each case, whether or not consummated), this Agreement, any Loan Document and any other documents prepared in connection herewith or therewith, and the consummation of the transactions contemplated hereby and thereby, including reasonable Attorney Costs incurred by or on behalf of

BofA (including in its capacity as Agent and Issuing Bank) with respect thereto; and

                  (b) pay or reimburse the Agent and each Bank within five Business Days after demand (subject to subsection 5.01(e)) for all reasonable costs and expenses (including Attorney Costs) incurred by them in connection with the enforcement, attempted enforcement, or preservation of any rights or remedies under this Agreement or any other Loan Document during the existence of an Event of Default or after acceleration of the Loans (including in connection with any "workout" or restructuring regarding the Loans, and including in any Insolvency Proceeding or appellate proceeding).

         11.05 Company Indemnification. Whether or not the transactions contemplated hereby are consummated, the Company shall indemnify, defend and hold the Agent Related Persons, and each Bank and each of its respective officers, directors, employees, counsel, agents and attorneys-in-fact (each, an "Indemnified Person") harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, charges, expenses and disbursements (including of experts and agents and Attorney Costs which all shall be paid upon demand by the Agent) of any kind or nature whatsoever which may at any time (including at any time following repayment of the Loans, the termination of the Letters of Credit and the termination, resignation or replacement of the Agent or replacement of any Bank) be imposed on, incurred by or asserted against any such Person in any way relating to or arising out of: this Agreement, the Pledge Agreements or any document contemplated by or referred to herein; the administration of the Loan Documents; the custody, preservation, use or operation of or the sale of, collection from, or other realization upon, any of the Collateral; the exercise or enforcement of any of the rights of the Agent under the Pledge Agreements or any other Loan Document; the failure by the Company to perform or observe any of the provisions of the Pledge Agreements or any other Loan Document; the transactions contemplated hereby; or any other action taken or omitted by any such Person under or in connection with any of the foregoing, including with respect to any investigation, litigation or proceeding (including any Insolvency Proceeding or appellate proceeding) related to or arising out of this Agreement or the Loans or Letters of Credit or the use of the proceeds thereof, whether or not any Indemnified Person is a party thereto (all the foregoing, collectively, the "Indemnified Liabilities"). Provided, that the Company shall have no obligation hereunder to any Indemnified Person with respect to Indemnified Liabilities resulting solely from the gross negligence or willful misconduct of such Indemnified Person. The agreements in this Section shall survive payment of all other Obligations.

         11.06 Payments Set Aside. To the extent that the Company makes a payment to the Agent or the Banks, or the Agent or the

Banks exercise their right of set-off, and such payment or the proceeds of such set-off or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Agent or such Bank in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any Insolvency Proceeding or otherwise, then (a) to the extent of such recovery the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such set-off had not occurred, and (b) each Bank severally agrees to pay to the Agent upon demand its pro rata share of any amount so recovered from or repaid by the Agent.

         11.07 Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Company may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Agent and each Bank.

         11.08 Assignments, Participations, etc. (a) Any Bank may, with the written consent of the Company at all times other than during the existence of an Event of Default and the Agent and the Issuing Bank, which consents shall not be unreasonably withheld, at any time assign and delegate to one or more Eligible Assignees (provided that no written consent of the Company, the Agent or the Issuing Bank shall be required in connection with any assignment and delegation by a Bank to an Eligible Assignee that is an Affiliate of such Bank) (each an "Assignee") all, or any ratable part of all, of the Loans, the Commitments, the L/C Obligations and the other rights and obligations of such Bank hereunder, in a minimum amount of $5,000,000; provided, however, that the Company and the Agent may continue to deal solely and directly with such Bank in connection with the interest so assigned to an Assignee until (i) written notice of such assignment, together with payment instructions, addresses and related information with respect to the Assignee, shall have been given to the Company and the Agent by such Bank and the Assignee; (ii) such Bank and its Assignee shall have delivered to the Company and the Agent an Assignment and Acceptance in the form of Exhibit E ("Assignment and Acceptance") together with any Note or Notes subject to such assignment and (iii) the assignor Bank or Assignee has paid to the Agent a processing fee in the amount of $2,500.

                  (b) From and after the date that the Agent notifies the assignor Bank that it has received (and provided its consent with respect to) an executed Assignment and Acceptance and payment of the above-referenced processing fee, (i) the Assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, shall have the rights and obligations of a Bank under the Loan Documents, and (ii) the assignor Bank shall, to the extent that rights and obligations hereunder and under the other Loan Documents have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under the Loan Documents.

                  (c) Immediately upon each Assignee's making its processing fee payment under the Assignment and Acceptance, this Agreement shall be deemed to be amended to the extent, but only to the extent, necessary to reflect the addition of the Assignee and the resulting adjustment of the Commitments arising therefrom. The Commitment allocated to each Assignee shall reduce such Commitments of the assigning Bank pro tanto.

                  (d) Any Bank may at any time sell to one or more commercial banks or other Persons not Affiliates of the Company (a "Participant") participating interests in any Loans, the Commitment of that Bank and the other interests of that Bank (the "originating Bank") hereunder and under the other Loan Documents; provided, however, that (i) the originating Bank's obligations under this Agreement shall remain unchanged, (ii) the originating Bank shall remain solely responsible for the performance of such obligations, (iii) the Company, the Issuing Bank and the Agent shall continue to deal solely and directly with the originating Bank in connection with the originating Bank's rights and obligations under this Agreement and the other Loan Documents, and
(iv) no Bank shall transfer or grant any participating interest under which the Participant has rights to approve any amendment to, or any consent or waiver with respect to, this Agreement or any other Loan Document, except to the extent such amendment, consent or waiver would require unanimous consent of the Banks as described in the first proviso to Section 11.01. In the case of any such participation, the Participant shall be entitled to the benefit of Sections 4.01, 4.03 and 11.05 as though it were also a Bank hereunder, and if amounts outstanding under this Agreement are due and unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall be deemed to have the right of set-off in respect of its participating interest in amounts owing under this Agreement to the same extent as if the amount of its participating interest were owing directly to it as a Bank under this Agreement.

                  (e) Notwithstanding any other provision in this Agreement, any Bank may at any time create a security interest in, or pledge, all or any portion of its rights under and interest in this Agreement and the Note held by it in favor of any Federal Reserve Bank in accordance with Regulation A of the FRB or U.S. Treasury Regulation 31 CFR Section 203.14, and such Federal Reserve Bank may enforce such pledge or security interest in any manner permitted under applicable law.

         11.09 Set-off. In addition to any rights and remedies of the Banks provided by law, if an Event of Default exists or the Loans have been accelerated, each Bank is authorized at any time and from time to time, without prior notice to the Company, any such notice being waived by the Company to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other indebtedness at any time owing by, such Bank to or for the credit or the account of the Company against any and all Obligations owing to such Bank, now or hereafter existing, irrespective of whether or not the Agent or such Bank shall have made demand under this Agreement or any Loan Document and although such Obligations may be contingent or unmatured. Each Bank agrees promptly to notify the Company and the Agent after any such set-off and application made by such Bank; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application.

         11.10 Automatic Debits of Fees. With respect to any commitment fee, arrangement fee, letter of credit fee or other fee, or any other cost or expense (including Attorney Costs) due and payable to the Agent, the Issuing Bank or BofA under the Loan Documents, the Company hereby irrevocably authorizes BofA to debit any deposit account of the Company with BofA in an amount such that the aggregate amount debited from all such deposit accounts does not exceed such fee or other cost or expense. If there are insufficient funds in such deposit accounts to cover the amount of the fee or other cost or expense then due, such debits will be reversed (in whole or in part, in BofA's sole discretion) and such amount not debited shall be deemed to be unpaid. No such debit under this Section shall be deemed a set-off.

         11.11 Notification of Addresses, Lending Offices, Etc. Each Bank shall notify the Agent in writing of any changes in the address to which notices to the Bank should be directed, of addresses of any Lending Office, of payment instructions in respect of all payments to be made to it hereunder and of such other administrative information as the Agent shall reasonably request.

         11.12 Counterparts. This Agreement may be executed in any number of separate counterparts, each of which, when so executed, shall be deemed an original, and all of said counterparts taken together shall be deemed to constitute but one and the same instrument.

         11.13 Severability. Wherever possible each provision of this Agreement, the Pledge Agreements or any other instrument agreement required hereunder shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement, the Pledge Agreements or any other instrument or agreement required hereunder shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of such agreement or instrument.

         11.14 No Third Parties Benefited. This Agreement is made and entered into for the sole protection and legal benefit of the Company, the Banks, the Agent and the Agent Related Persons, and their permitted successors and assigns, and no other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Agreement or any of the other Loan Documents.

         11.15 Governing Law and Jurisdiction. (a) THIS AGREEMENT, THE PLEDGE AGREEMENTS AND THE NOTES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF ANY SECURITY INTERESTS OR REMEDIES UNDER ANY LOAN DOCUMENTS ARE GOVERNED BY THE LAWS OF A STATE OTHER THAN CALIFORNIA; PROVIDED THAT THE AGENT AND THE BANKS SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

                  (b) ANY LEGAL ACTION, PROCEEDING OR LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT, THE PLEDGE AGREEMENTS OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE AGENT, THE BANKS OR THE COMPANY MAY BE BROUGHT AND MAINTAINED IN THE COURTS OF THE STATE OF CALIFORNIA OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF CALIFORNIA; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. BY THE EXECUTION AND DELIVERY OF THIS AGREEMENT OR THE PLEDGE AGREEMENTS, EACH OF THE COMPANY, THE BANKS AND THE AGENT HEREBY CONSENTS FOR ITSELF AND IN
RESPECT OF ITS PROPERTY AND EXPRESSLY AND IRREVOCABLY SUBMITS TO THE NON EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF CALIFORNIA AND OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF CALIFORNIA FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. THE AGENT, THE BANKS AND THE COMPANY FURTHER IRREVOCABLY CONSENT TO THE SERVICE OF PROCESS BY ANY MEANS PERMITTED BY CALIFORNIA LAW INCLUDING BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF
CALIFORNIA. THE AGENT, THE BANKS AND THE COMPANY HEREBY EXPRESSLY AND IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH THEY MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT THE AGENT, THE BANKS AND THE COMPANY HAVE OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE,

ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO THEM OR THEIR PROPERTY, THE AGENT, THE BANKS AND THE COMPANY HEREBY IRREVOCABLY WAIVE SUCH IMMUNITY IN RESPECT OF THEIR OBLIGATIONS UNDER THIS AGREEMENT, THE PLEDGE AGREEMENTS AND THE OTHER LOAN DOCUMENTS.

         11.16 Waiver of Jury Trial. THE COMPANY, THE BANKS AND THE AGENT EACH WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE PLEDGE AGREEMENTS, THE OTHER LOAN DOCUMENTS, ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE COMPANY, THE PLEDGOR SUBSIDIARIES, THE BANKS OR THE AGENT, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR ANY AGENT RELATED PERSON, PARTICIPANT OR ASSIGNEE, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. THE COMPANY, THE BANKS AND THE AGENT EACH AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT, THE PLEDGE AGREEMENTS, OR THE OTHER LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT, THE PLEDGE AGREEMENTS, AND THE OTHER LOAN DOCUMENTS. THE COMPANY ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE AGENT AND THE BANKS ENTERING INTO THIS AGREEMENT AND EACH SUCH OTHER LOAN DOCUMENT.

         11.17 Entire Agreement. This Agreement, together with the Pledge Agreements and the other Loan Documents, embodies the entire agreement and understanding among the Company, the Pledgor Subsidiaries, the Banks and the Agent, and supersedes all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof and thereof.


                  [remainder of page intentionally left blank]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered in Los Angeles, California by their proper and duly authorized officers as of the day and year first above written.

                                       SIERRA HEALTH SERVICES, INC.


                                       By:          /S/ JAMES L. STARR
                                       Title:       Vice President and Chief
                                Financial Officer






                    [signatures continue on following page]

                                       BANK OF AMERICA NATIONAL TRUST AND
                                       SAVINGS ASSOCIATION, as Agent


                                       By:              /S/ RUTH Z. EDWARDS
                                       Title:       Vice President



                                       BANK OF AMERICA NATIONAL TRUST AND
                      SAVINGS ASSOCIATION, as Issuing Bank


                                       By:              /S/ RUTH Z. EDWARDS
                                       Title:       Vice President



Commitment: $50,000,000                BANK OF AMERICA NATIONAL TRUST AND
                                       SAVINGS ASSOCIATION, as a Bank


                                       By:                /S/ RUTH Z. EDWARDS
                                       Title:       Vice President

                                       Address for notices:

                                       555 South Flower Street, 11th Floor
                                       Unit #9173
                                       Los Angeles, CA 90071
                                       Attention:  Ruth Z. Edwards
                                       Phone:  (213) 228-2678
                                       Fax:  (213) 228-2756

                                       Domestic and Offshore Lending
                                       Office:
                                       333 S. Beaudry Ave.
                                       Los Angeles, CA 90017
                                       Attention:  Betsy Quinio
                                       Phone:  (213) 345-6345
                                       Fax:  (213) 345-6550

                              SUMMARY OF SCHEDULES

         Schedule 2.01 sets forth the aggregate amount of the line of credit available pursuant to the Credit Agreement, which may not be exceeded at any time.

         Schedule  5.01 lists all the  subsidiaries  of Sierra  Health  Services
(SHS) whose stock was not required to be pledged as collateral under the Credit Agreement.

         Schedule 6.03 lists the approvals, consents, authorizations or exemptions that must be obtained from any Governmental Authority in order for SHS to enter into and perform the Credit Agreement and other Loan Documents, and any other non-compliance with applicable laws.

         Schedule   6.05  lists   certain   litigation   involving  SHS  or  its
subsidiaries.

         Schedule 6.10 lists those subsidiaries where less than all of their outstanding shares were pledged as collateral under the Credit Agreement.

         Schedule 6.12 lists those liabilities which SHS is permitted to incur and maintain pursuant to the terms of the Credit Agreement and not included in the audited financial statement of SHS and its subsidiaries.

         Schedule 6.13 lists any material environmental matters involving SHS or its subsidiaries.

         Schedule 6.18 lists all of SHS subsidiaries, equity investments in other corporations or entities constituting 20% or more of the outstanding equity interest in such corporation or entity, and subsidiaries whose shares were not part of the shares pledged under the Loan Documents.

         Schedule 6.19 lists by incorporation to Schedule 6.12, all material insurance issues involving SHS or its subsidiaries.

         Schedule 8.01 lists by incorporation to Schedule 6.12 those liens which SHS or its subsidiaries may incur or maintain pursuant to the terms of the Credit Agreement.

         Schedule 8.05 lists by incorporation to Schedule 6.12 any indebtedness which SHS or its subsidiaries may incur or maintain pursuant to the terms of the Credit Agreement.

         Schedule 8.08 lists by incorporation to Schedule 6.12 those contingent obligations, indebtedness and liens which SHS or its subsidiaries may incur or maintain pursuant to the terms of the Credit Agreement.

         Schedule 11.02 lists the domestic and offshore lending offices and the addresses and phone numbers for notices, for Bank of America.

                             FORM OF PROMISSORY NOTE


$50,000,000                                                      April 11, 1996

         FOR VALUE RECEIVED, the undersigned SIERRA HEALTH SERVICES, INC., a Nevada Corporation (the "Company"), hereby promises to pay to the order of BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION (the "Bank") the principal sum of Fifty Million Dollars ($50,000,000) or, if less, the aggregate unpaid principal amount of all Loans made by the Bank to the Company pursuant to the Credit Agreement, dated as of even date herewith (such Credit Agreement, as it may be amended, restated, supplemented or otherwise modified from time to time, being herein after called the "Credit Agreement"), among the Company, the Bank, the other banks party thereto, and Bank of America National Trust and Savings Association, as the Agent for the Banks, on the dates and in the amounts provided in the Credit Agreement. The Company further promises to pay interest on the unpaid principal amount of the Loans evidenced hereby from time to time at the rates, on the dates, and otherwise as provided in the Credit Agreement.

         The Bank is authorized to endorse the amount and the date on which each Loan is made, the maturity date therefor and each payment of principal with respect thereto on the schedules annexed hereto and made a part hereof, or on continuations thereof which shall be attached hereto and made a part hereof; provided, that any failure to endorse such information on such schedule or continuation thereof shall not in any manner affect any obligation of the Company under the Credit Agreement and this Note (the "Note").

         This Note is one of the Notes referred to in, and is entitled to the benefits of, the Credit Agreement, which Credit Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

         Terms defined in the Credit Agreement are used herein with their defined meanings therein unless otherwise defined herein. This Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of California applicable to contracts made and to be performed entirely within such State.

                                    SIERRA HEALTH SERVICES, INC.


                                    By:          /S/  JAMES L. STARR
                                    Title:     Vice President and Chief
                                                       Financial Officer

                               Schedule A to Note

                                 BASE RATE LOANS
                        AND REPAYMENT OF BASE RATE LOANS





                                (2)                                (3)                                (4)
                                         Amount                              Amount
                                           of                               of Base
        (1)                             Base Rate                             Rate                             Notation
       Date                               Loan                             Loan Repaid                          Made By






















                               Schedule B to Note

                         LIBOR RATE LOANS AND REPAYMENT
                               OF LIBOR RATE LOANS




                           (2)                      (3)                        (4)                      (5)
                                                    Maturity Date              Amount of LIBOR
          (1)              Amount of LIBOR          of LIBOR                   Rate Loan                Notation Made
                                                                                    ----                         ----
          Date             Rate Loan                Rate Loan                  Repaid                   by























                                PLEDGE AGREEMENT


         THIS PLEDGE AGREEMENT (this "Pledge Agreement"), dated as of April 11, 1996, made by SIERRA HEALTH SERVICES, INC., a Nevada corporation (the "Pledgor"), in favor of BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as agent (together with any successor(s) thereto in such capacity, the "Agent") for each of the Lender Parties (as defined below).


                              W I T N E S S E T H:

         WHEREAS, pursuant to a Credit Agreement, dated as of even date herewith (together with all amendments and other modifications, if any, from time to time thereafter made thereto, the "Credit Agreement"), among Sierra Health Services, Inc., a Nevada corporation (the "Company"), the several financial institutions as are, or may from time to time become, parties thereto (individually a "Lender" and collectively the "Lenders") and the Agent, the Lenders have extended Commitments to make Loans to the Company; and

         WHEREAS, as a condition precedent to the making of the initial Loans under the Credit Agreement, the Pledgor is required to execute and deliver this Pledge Agreement; and

         WHEREAS, the Pledgor has duly authorized the execution, delivery and performance of this Pledge Agreement; and

         WHEREAS, it is in the best interests of the Pledgor to execute this Pledge Agreement inasmuch as the Pledgor will derive substantial direct and indirect benefits from the Loans made from time to time to the Company by the Lenders pursuant to the Credit Agreement;

         NOW THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged, and in order to induce the Lenders to make Loans to the Company pursuant to the Credit Agreement, the Pledgor agrees, for the benefit of each Lender Party, as follows:


                                    ARTICLE I
                                   DEFINITIONS

         SECTION 1.1. Certain Terms. The following terms (whether or not underscored) when used in this Pledge Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

         "Agent" is defined in the preamble.

         "Collateral" is defined in Section 2.1.

         "Company" is defined in the first recital.

         "Credit Agreement" is defined in the first recital.

         "Distributions" means all stock dividends, liquidating dividends, shares of stock resulting from (or in connection with the exercise of) stock splits, reclassifications, warrants, options, non-cash dividends, mergers, consolidations, and all other distributions (whether similar or dissimilar to the foregoing) on or with respect to any Pledged Shares or other shares of capital stock constituting Collateral, but shall not include Dividends.

         "Dividends" means cash dividends and cash distributions with respect to any Pledged Shares or other Pledged Property made in the ordinary course of business and not a liquidating dividend.

         "Lender" is defined in the first recital.

         "Lender Party" means, as the context may require, any Lender or the Agent and each of its respective successors, transferees and assigns.

         "Lenders" is defined in the first recital.

         "Pledge Agreement" is defined in the preamble.

         "Pledged Property" means all Pledged Shares and all other pledged shares of capital stock, all other securities, all assignments of any amounts due or to become due, all other instruments which are now being delivered by the Pledgor to the Agent or may from time to time hereafter be delivered by the Pledgor to the Agent for the purpose of pledge under this Pledge Agreement or any other Loan Document, and all proceeds of any of the foregoing.

         "Pledged Shares" means, collectively, all shares of capital stock of each now existing or hereafter created or acquired Subsidiary of the Company (but excluding, subject to Section 8.16 of the Credit Agreement, Excluded Subsidiaries), including, without limitations, the shares of capital stock identified in Attachment 1 hereto which are delivered by the Pledgor to the Agent as Pledged Property hereunder.

         "Pledgor" is defined in the preamble.

         "Secured Obligations" is defined in Section 2.2.


         "U.C.C." means the Uniform Commercial Code as in effect in the State of California.

         SECTION 1.2. Credit Agreement Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Pledge Agreement, including its preamble and recitals, have the meanings provided in the Credit Agreement.

         SECTION 1.3. U.C.C. Definitions. Unless otherwise defined herein or the context otherwise requires, terms for which meanings are provided in the U.C.C. are used in this Pledge Agreement, including its preamble and recitals, with such meanings.

                                   ARTICLE II
                                     PLEDGE

         SECTION 2.1. Grant of Security Interest. The Pledgor hereby pledges, hypothecates, mortgages and delivers to the Agent, for its benefit and the ratable benefit of each of the Lender Parties, and hereby grants to the Agent, for its benefit and the ratable benefit of the Lender Parties, a continuing security interest in, all of the following property (the "Collateral"):

                  (a) all Pledged Shares, including without limitation those identified in Attachment 1 hereto;

                  (b) all other Pledged Property, whether now or hereafter delivered to the Agent in connection with this Pledge Agreement;

                  (c) all Dividends, Distributions, interest, and other payments and rights with respect to any Pledged Property; and

                  (d)  all proceeds of any of the foregoing.

         SECTION 2.2. Security for Obligations. This Pledge Agreement secures the payment in full of all Obligations of the Company and/or any Pledgor Subsidiary now or hereafter existing under the Credit Agreement, the Notes and each other Loan Document to which the Company and/or any Pledgor Subsidiary is or may become a party, whether for principal, interest, costs, fees, expenses, or otherwise, (all such obligations of the Company and/or any Pledgor Subsidiary being the "Secured Obligations").

         SECTION 2.3. Delivery of Pledged Property. All certificates or instruments representing or evidencing any Collateral, including all Pledged Shares, shall be delivered to and held by or on behalf of the Agent pursuant hereto, shall be in suitable form for transfer by delivery, and shall be accompanied by all necessary instruments of transfer or assignment, duly executed in blank.

         SECTION 2.4. Dividends on Pledged Shares. In the event that any Dividend is to be paid on any Pledged Share during the continuation of an Event of Default, then any such Dividend or payment shall be paid directly to the Agent.

         SECTION 2.5. Continuing Security Interest; Transfer of Note. This Pledge Agreement shall create a continuing security interest in the Collateral and shall

                  (a) remain in full force and effect until payment in full of all Secured Obligations and the termination of all Commitments,

                  (b) be binding upon the Pledgor and its successors, transferees and assigns, and

                  (c) inure, together with the rights and remedies of the Agent hereunder, to the benefit of the Agent and each other Lender Party.

Without limiting the foregoing clause (c), any Lender may assign or otherwise transfer (in whole or in part) any Note or Loan held by it to any other Person or entity in accordance with the provisions of Section 11.08 of the Credit Agreement, and such other Person or entity shall thereupon become vested with all the rights and benefits in respect thereof granted to such Lender under any Loan Document (including this Pledge Agreement) or otherwise, subject, however, to any contrary provisions in such assignment or transfer, and to the provisions of Section 11.08 of the Credit Agreement. Upon the payment in full of all Secured Obligations and the termination of all Commitments, the security interest granted herein shall terminate and all rights to the Collateral shall revert to the Pledgor. Upon any such termination, the Agent will, at the Pledgor's sole expense, deliver to the Pledgor, without any representations, warranties or recourse of any kind whatsoever, all certificates and instruments representing or evidencing all Pledged Shares, together with all other Collateral held by the Agent hereunder, and execute and deliver to the Pledgor such documents as the Pledgor shall reasonably request to evidence such termination.

         SECTION 2.6. Security Interest Absolute. All rights of the Agent and the security interests granted to the Agent hereunder, and all obligations of the Pledgor hereunder, shall be absolute and unconditional, irrespective of

                  (a) any lack of validity or enforceability of the Credit Agreement, any Note or any other Loan Document,

                  (b) the failure of any Lender Party or any holder of any Note

                           (i) to assert any claim or demand or to  enforce  any
                  right or remedy against the Company and/or any Pledgor Subsidiary or any other Person under the provisions of the Credit Agreement, any Note, any other Loan Document or otherwise, or

                           (ii) to  exercise  any  right or remedy  against  any
                  other guarantor of, or collateral securing, any Obligations of the Company and/or any Pledgor Subsidiary,

                  (c) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations or any other extension, compromise or renewal of any Obligation of the Company and/or any Pledgor Subsidiary or any other Obligor,

                  (d) any reduction, limitation, impairment or termination of any Obligations of the Company and/or any Pledgor Subsidiary for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and the Pledgor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Obligations of the Company and/or any Pledgor Subsidiary,

                  (e)  any   amendment   to,   rescission,   waiver,   or  other
         modification of, or any consent to departure from, any of the terms of the Credit Agreement, any Note or any other Loan Document,

                  (f) any addition, exchange, release, surrender or nonperfection of any collateral (including the Collateral), or any amendment to or waiver or release of or addition to or consent to departure from any guaranty, for any of the Obligations, or

                  (g) any other circumstances which might otherwise constitute a defense available to, or a legal or equitable discharge of, the Company and/or any Pledgor Subsidiary, any surety or any guarantor.


                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

         SECTION 3.1. Warranties, etc. The Pledgor represents and warrants unto each Lender Party, as at the date of each pledge and delivery hereunder (including each pledge and delivery of Pledged Shares) by the Pledgor to the Agent of any Collateral, as set forth in this Article.

         SECTION 3.1.1. Organization, etc. The Pledgor makes and reaffirms the representations and warranties set forth in Section 6.01 of the Credit Agreement which are hereby incorporated herein by reference and made a part hereof.

         SECTION 3.1.2. Due Authorization, Non-Contravention, etc. The Pledgor makes and reaffirms the representations and warranties set forth in Section 6.02 of the Credit Agreement which are hereby incorporated herein by reference and made a part hereof.

         SECTION 3.1.3. Validity, etc. The Pledgor makes and reaffirms the representations and warranties set forth in Section 6.04 of the Credit Agreement which are hereby incorporated herein by reference and made a part hereof.

         SECTION 3.1.4. Ownership, No Liens, etc. The Pledgor makes and reaffirms the representations and warranties set forth in Section 6.09 of the Credit Agreement which are hereby incorporated herein by reference and made a part hereof.

         SECTION 3.1.5. Valid Security Interest. The Pledgor makes and reaffirms the representations and warranties set forth in Section 6.14(a) of the Credit Agreement which are hereby incorporated herein by reference and made a part hereof.

         SECTION 3.1.6. As to Pledged Shares. The Pledgor makes and reaffirms the representations and warranties set forth in Section 6.10 of the Credit Agreement which are hereby incorporated herein by reference and made a part hereof.

         SECTION 3.1.7. Authorization, Approval, etc. The Pledgor makes and reaffirms the representations and warranties set forth in Section 6.03 of the Credit Agreement which are hereby incorporated herein by reference and made a part hereof.

         SECTION 3.1.8. Compliance with Laws. The Pledgor makes and reaffirms the representations and warranties set forth in Section 6.07(a) of the Credit Agreement which are hereby incorporated herein by reference and made a part hereof.


                                   ARTICLE IV
                                    COVENANTS

         SECTION 4.1. Protect Collateral. Except as authorized in the Credit Agreement, the Pledgor will not sell, assign, transfer, pledge, or encumber in any other manner the Collateral (except in favor of the Agent hereunder). The Pledgor will warrant and defend the right and title herein granted unto the Agent in and to the Collateral (and all right, title, and interest represented by the Collateral) against the claims and demands of all Persons whomsoever.

         SECTION 4.2. Further Assurances. Pledgor reaffirms the covenants set forth in Section 7.13 of the Credit Agreement, which covenants are incorporated herein by reference and made a part hereof.

         SECTION 4.3. Stock Powers, etc. The Pledgor agrees that all Pledged Shares (and all other shares of capital stock constituting Collateral) delivered by the Pledgor pursuant to this Pledge Agreement will be accompanied by duly executed undated blank stock powers, or other equivalent instruments of transfer acceptable to the Agent. The Pledgor will, from time to time upon the request of the Agent, promptly deliver to the Agent such stock powers, instruments, and similar documents, satisfactory in form and substance to the Agent, with respect to the Collateral as the Agent may reasonably request and will, from time to time upon the request of the Agent after the occurrence of any Event of Default, promptly transfer any Pledged Shares or other shares of common stock constituting Collateral into the name of any nominee designated by the Agent, subject to compliance with Applicable Regulatory Requirements.

         SECTION 4.4. Continuous Pledge. The Pledgor will, at all times, keep pledged to the Agent pursuant hereto all Pledged Shares and all other shares of capital stock constituting Collateral, all Dividends and Distributions with respect thereto, and all other Collateral and other securities, instruments, proceeds, and rights from time to time received by or distributable to the Pledgor in respect of any Collateral.

         SECTION 4.5.  Voting Rights; Dividends, etc.  The Pledgor agrees:

                  (a) after any Default or an Event of Default shall have occurred and be continuing, promptly upon receipt thereof by the Pledgor and without any request therefor by the Agent, to deliver (properly endorsed where required hereby or requested by the Agent) to the Agent all Dividends, Distributions, all interest, all principal, all other cash payments, and all proceeds of the

         Collateral, all of which shall be held by the Agent as additional Collateral for use in accordance with Section 6.3; and

                  (b) after any Event of Default shall have occurred and be continuing and the Agent has notified the Pledgor of the Agent's intention to exercise its voting power under this Section 4.5(b)

                           (i) the Agent may,  subject to Applicable  Regulatory
                  Requirements, exercise (to the exclusion of the Pledgor) the voting power and all other incidental rights of ownership with respect to any Pledged Shares or other shares of capital stock constituting Collateral and the Pledgor hereby grants the Agent an irrevocable proxy, exercisable only under such circumstances, to vote the Pledged Shares and such other Collateral; and

                           (ii) promptly to deliver to the Agent such additional
                  proxies and other documents as may be necessary to allow the Agent to exercise such voting power.

All Dividends, Distributions, interest, principal, cash payments, and proceeds which may at any time and from time to time be held by the Pledgor but which the Pledgor is then obligated to deliver to the Agent, shall, until delivery to the Agent, be held by the Pledgor separate and apart from its other property in trust for the Agent. The Agent agrees that unless an Event of Default shall have occurred and be continuing and the Agent shall have given the notice referred to in Section 4.5(b) and complied with Applicable Regulatory Requirements, the Pledgor shall have the exclusive voting power with respect to any shares of capital stock (including any of the Pledged Shares) constituting Collateral and the Agent shall, upon the written request of the Pledgor, promptly deliver such proxies and other documents, if any, as shall be reasonably requested by the Pledgor which are necessary to allow the Pledgor to exercise voting power with respect to any such share of capital stock (including any of the Pledged Shares) constituting Collateral; provided, however, that no vote shall be cast, or consent, waiver, or ratification given, or action taken by the Pledgor that would impair any Collateral or be inconsistent with or violate any provision of the Credit Agreement or any other Loan Document (including this Pledge Agreement).


                                    ARTICLE V
                                    THE AGENT

         SECTION 5.1. Agent Appointed Attorney-in-Fact. The Pledgor hereby irrevocably appoints the Agent the Pledgor's attorney-in-fact, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time in the Agent's discretion, to take any action and to execute any instrument which the Agent may deem necessary or advisable to accomplish the purposes of this Pledge Agreement, including without limitation:

                  (a) after the occurrence and continuance of an Event of Default, to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

                  (b) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) above; and

                  (c) to file any claims or take any action or institute any proceedings which the Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Agent with respect to any of the Collateral.

The Pledgor hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section is irrevocable and coupled with an interest. Any attempt by the Agent or any of the Lender Parties to exercise any voting control or otherwise control any Subsidiary subject to regulation by state insurance regulatory authorities shall be in accordance with Applicable Regulatory Requirements.

         SECTION 5.2. Agent May Perform. If the Pledgor fails to perform any agreement contained herein, the Agent may itself perform, or cause performance of, such agreement, and the expenses of the Agent incurred in connection therewith shall be payable by the Pledgor pursuant to Section 6.4.

         SECTION 5.3. Agent Has No Duty. The powers conferred on the Agent hereunder are solely to protect its interest (on behalf of the Lender Parties) in the Collateral and shall not impose any duty on it to exercise any such powers. Except for reasonable care of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Agent shall have no duty as to any Collateral or responsibility for

                  (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Property, whether or not the Agent has or is deemed to have knowledge of such matters, or

                  (b) taking any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

         SECTION 5.4. Reasonable Care. The Agent is required to exercise reasonable care in the custody and preservation of any of the Collateral in its possession; provided, however, the Agent shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral, if it takes such action for that purpose as the Pledgor reasonably requests in writing at times other than upon the occurrence and during the continuance of any Event of Default, but failure of the Agent to comply with any such request at any time shall not in itself be deemed a failure to exercise reasonable care.


                                   ARTICLE VI
                                    REMEDIES

         SECTION 6.1. Certain Remedies. If any Event of Default shall have occurred and be continuing:

                  (a) The Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the U.C.C. (whether or not the U.C.C. applies to the affected Collateral) and also may, without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Agent may deem commercially reasonable. The Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten days' prior notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                  (b)  The Agent may

                           (i) transfer all or any part of the  Collateral  into
                  the name of the Agent or its nominee, with or without disclosing that such Collateral is subject to the lien and security interest hereunder,

                           (ii) notify the parties obligated on any of the Collateral to make payment to the Agent of any amount due or to become due thereunder,

                           (iii) enforce  collection of any of the Collateral by
                  suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto,

                           (iv) endorse any checks, drafts, or other writings in the Pledgor's name to allow collection of the Collateral,

                           (v) take control of any proceeds of the Collateral, and

                           (vi) execute (in the name, place and stead of the Pledgor) endorsements, assignments, stock powers and other instruments of conveyance or transfer with respect to all or any of the Collateral.

                  (c) Any transfer of, or exercise of control with respect to, the Collateral by the Agent shall be subject to Applicable Regulatory Requirements.

         SECTION 6.2. Compliance with Restrictions. The Pledgor agrees that in any sale of any of the Collateral whenever an Event of Default shall have occurred and be continuing, the Agent is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to avoid any violation of applicable law (including compliance with such procedures as may restrict the number of prospective bidders and purchasers, require that such prospective bidders and purchasers have certain qualifications, and restrict such prospective bidders and purchasers to persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral), or in order to obtain any required approval of the sale or of the purchaser by any governmental regulatory authority or official, and the Pledgor further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall the Agent be liable nor accountable to the Pledgor for any discount allowed by the reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.

         SECTION 6.3. Application of Proceeds. All cash proceeds received by the Agent in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral may, in the discretion of the Agent, be held by the Agent as additional collateral security for, or then or at any time thereafter be applied (after payment of any amounts payable to the Agent pursuant to Section 10.07 of the Credit Agreement and Section 6.4) in whole or in part by the Agent against, all or any part of the Secured Obligations in such order as the Agent shall elect.

         Any surplus of such cash or cash proceeds held by the Agent and remaining after payment in full of all the Secured Obligations, and the termination of all Commitments, shall be paid over to the Pledgor or to whomsoever may be lawfully entitled to receive such surplus.

         SECTION 6.4. Indemnity and Expenses. The Pledgor hereby agrees to and reaffirms its obligations under Sections 10.07 and 11.05 of the Credit Agreement which are incorporated herein by reference and made a part hereof.

                                   ARTICLE VII
                            MISCELLANEOUS PROVISIONS

         SECTION 7.1. Loan Document. This Pledge Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

         SECTION 7.2. Amendments, etc. No amendment to or waiver of any provision of this Pledge Agreement nor consent to any departure by the Pledgor herefrom shall in any event be effective unless the same shall be given, made or entered into in accordance with Section 11.01 of the Credit Agreement, which
Section is incorporated herein by reference and made a part hereof.

         SECTION 7.3. Protection of Collateral. The Agent may from time to time, at its option, perform any act which the Pledgor agrees hereunder to perform and which the Pledgor shall fail to perform after being requested in writing so to perform (it being understood that no such request need be given after the occurrence and during the continuance of an Event of Default) and the Agent may from time to time take any other action which the Agent reasonably deems necessary for the maintenance, preservation or protection of any of the Collateral or of its security interest therein.

         SECTION 7.4. Notices. All notices and other communications provided for hereunder shall be delivered in accordance with Section 11.02 of the Credit Agreement, which Section is incorporated herein by reference and made a part hereof.

         SECTION 7.5. Section Captions. Section captions used in this Pledge Agreement are for convenience of reference only, and shall not affect the construction of this Pledge Agreement.

         SECTION 7.6. Severability. Wherever possible each provision of this Pledge Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Pledge Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Pledge Agreement.

         SECTION 7.7.  Governing Law, Entire Agreement, etc.  Sections
11.15 and 11.17 of the Credit Agreement are incorporated by reference herein and made a part hereof.

         SECTION 7.8. Forum Selection and Consent to Jurisdiction. ANY LEGAL ACTION, PROCEEDING OR LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS PLEDGE AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE AGENT, THE LENDER PARTIES OR THE PLEDGOR MAY BE BROUGHT AND MAINTAINED IN THE COURTS OF THE STATE OF CALIFORNIA OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF CALIFORNIA; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. BY THE EXECUTION AND DELIVERY OF THIS PLEDGE AGREEMENT, THE PLEDGOR HEREBY CONSENTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY AND EXPRESSLY AND IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF CALIFORNIA AND OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF CALIFORNIA FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. THE AGENT, THE LENDER PARTIES AND THE PLEDGOR FURTHER IRREVOCABLY CONSENT TO THE SERVICE OF PROCESS BY ANY MEANS PERMITTED BY CALIFORNIA LAW INCLUDING BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF CALIFORNIA. THE AGENT, THE LENDER PARTIES AND THE PLEDGOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH THEY MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT THE AGENT, THE LENDER PARTIES AND THE PLEDGOR HAVE OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO THEM OR THEIR PROPERTY, THE AGENT, THE LENDER PARTIES AND THE PLEDGOR HEREBY IRREVOCABLY WAIVE SUCH IMMUNITY IN RESPECT OF THEIR OBLIGATIONS UNDER THIS PLEDGE AGREEMENT AND THE OTHER LOAN DOCUMENTS.

         SECTION 7.9. Waiver of Jury Trial. THE PLEDGOR, THE LENDER PARTIES AND THE AGENT EACH WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS PLEDGE AGREEMENT, THE OTHER LOAN DOCUMENTS, ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE PLEDGOR, THE LENDER PARTIES OR THE AGENT, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR ANY AGENT-RELATED PERSON, PARTICIPANT OR ASSIGNEE, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. THE PLEDGOR, THE LENDER PARTIES AND THE AGENT EACH AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS PLEDGE AGREEMENT, OR THE OTHER LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS PLEDGE AGREEMENT AND THE OTHER LOAN DOCUMENTS. THE PLEDGOR ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE AGENT AND THE LENDER PARTIES ENTERING INTO THIS PLEDGE AGREEMENT AND EACH SUCH OTHER LOAN DOCUMENT.

         IN WITNESS WHEREOF, the parties hereto have caused this Pledge Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.


                          SIERRA HEALTH SERVICES, INC.


                                       By:           /S/ JAMES L. STARR
                                       Title:        Chief Financial Officer

                                       Address:      2724 North Tenaya Way
                                                     Las Vegas, NV 89128

                                       Facsimile No.: 702-242-7916
                                       Attention:     Chief Financial Officer


                                       BANK OF AMERICA NATIONAL TRUST AND
                                       SAVINGS ASSOCIATION, as Agent

                                       By   /S/ RUTH Z. EDWARDS
                                       Title: Vice President

                       Address: Agency Management Services
                                                 #5596
                               1455 Market Street
                                                 12th Floor
                             San Francisco, CA 94103


                                       Facsimile No.: (415) 622-4894
                                       Attention:  Vice President